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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Carolina Power & Light Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Carolina Power & Light Company
410 S. Wilmington Street
Raleigh, NC 27601-1849

April 3, 2008

Dear Shareholder:

        I am pleased to invite you to attend the 2008 Annual Meeting of the Shareholders of Carolina Power & Light Company. The meeting will be held at 10:00 a.m. on May 14, 2008, at the Progress Energy Center for the Performing Arts, 2 East South Street, Raleigh, North Carolina.

        As described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, the matters scheduled to be acted upon at the meeting for Carolina Power & Light Company are the election of directors and the ratification of the selection of the independent registered public accounting firm for Carolina Power & Light Company.

        Regardless of the size of your holdings, it is important that your shares be represented at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE OR VOTE BY TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. Voting by any of these methods will ensure that your vote is counted at the Annual Meeting if you do not attend in person.

        I am delighted that you have chosen to invest in Carolina Power & Light Company and look forward to seeing you at the meeting. On behalf of the management and directors of Carolina Power & Light Company, thank you for your continued support and confidence in 2008.

Sincerely,

William D. Johnson
Chairman of the Board

VOTING YOUR PROXY IS IMPORTANT

        Your vote is important. Please promptly SIGN, DATE and RETURN the enclosed proxy card or VOTE BY TELEPHONE in accordance with the instructions on the enclosed proxy card so that as many shares as possible will be represented at the Annual Meeting.

        A self-addressed envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

CAROLINA POWER & LIGHT COMPANY
d/b/a Progress Energy Carolinas, Inc.
410 S. Wilmington Street
Raleigh, North Carolina 27601-1849

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON

MAY 14, 2008

        This notice, along with our proxy statement and annual report to shareholders, are available at http://progress-energy.com/proxy.

        The Annual Meeting of the Shareholders of Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. (the "Company") will be held at 10:00 a.m. on May 14, 2008, at the Progress Energy Center for the Performing Arts, 2 East South Street, Raleigh, North Carolina. The meeting will be held in order to:

  (1)
  Elect two (2) Class I directors of the Company, each to serve a three-year term. The Company recommends a vote FOR the nominees for director.

  (2)
  Ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm for the Company. The Company recommends a vote FOR the ratification of the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm.

  (3)
  Transact any other business as may properly be brought before the meeting.

        All holders of the Company's $5 Preferred Stock, Serial Preferred Stock and Common Stock of record at the close of business on March 7, 2008, are entitled to attend the meeting and to vote. The stock transfer books will remain open.

By order of the Board of Directors
FRANK A. SCHILLER Corporate Secretary

Raleigh, North Carolina
April 3, 2008

PROXY STATEMENT
TABLE OF CONTENTS

CAROLINA POWER & LIGHT COMPANY
d/b/a Progress Energy Carolinas, Inc.
410 S. Wilmington Street
Raleigh, North Carolina 27601-1849

PROXY STATEMENT
GENERAL

        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (at times referred to as the "Board") of proxies to be used at the Annual Meeting of Shareholders. That meeting will be held at 10:00 a.m. on May 14, 2008, at the Progress Energy Center for the Performing Arts, 2 East South Street, Raleigh, North Carolina. (For directions to the meeting location, please see the map included at the end of this Proxy Statement.) Throughout this Proxy Statement, Carolina Power & Light Company is at times referred to as "we," "our" or "us" and our parent company, Progress Energy, Inc., is referred to as "Progress Energy" or the "Parent." This Proxy Statement and form of proxy were first sent to shareholders on or about April 3, 2008.

        An audio Webcast of the Annual Meeting of Shareholders will be available online in Windows Media Player format at www.progress-energy.com/investor. The Webcast will be archived on the site.

        Copies of our Annual Report on Form 10-K for the year ended December 31, 2007, including financial statements and schedules, are available upon written request, without charge, to the persons whose proxies are solicited. Any exhibit to the Form 10-K is also available upon written request at a reasonable charge for copying and mailing. Written requests should be made to Mr. Thomas R. Sullivan, Treasurer, P.O. Box 1551, Raleigh, North Carolina 27602. Our Form 10-K is also available through the Securities and Exchange Commission's (the "SEC") Web site at www.sec.gov or through our Web site at www.progress-energy.com. The contents of these Web sites are not, and shall not be deemed to be, a part of this proxy statement or proxy solicitation materials.

        The SEC delivery rules can be satisfied by delivering a single proxy statement and annual report to shareholders to an address shared by two or more of our shareholders. This delivery method is referred to as householding. A single copy of the annual report and of the proxy statement will be sent to multiple shareholders who share the same address unless we have received contrary instructions from one or more of the shareholders.

        If you prefer to receive a separate copy of the proxy statement or the annual report, please write to Shareholder Relations, P.O. Box 1551, Raleigh, North Carolina 27602 or telephone our Shareholder Relations Section at 919-546-3014, and we will promptly send you separate copies. If you are currently receiving multiple copies of the proxy statement or the annual report at your address and would prefer that a single copy of each be delivered there, you may contact us at the address or telephone number provided in this paragraph.

PROXIES

        The accompanying proxy is solicited by our Board of Directors, and we will bear the entire cost of solicitation. We expect to solicit proxies primarily by mail. Proxies may also be solicited by telephone, e-mail or other electronic media or personally by our and our affiliates' officers and employees, who will not be specially compensated for such services.

        You may vote shares either in person or by duly authorized proxy. In addition, you may vote your shares by telephone by following the instructions provided on the enclosed proxy card. The telephone voting facilities for shareholders of record will close at 12:01 a.m. E.D.T. on the morning of the meeting. Any shareholder who has executed a proxy and attends the meeting may elect to vote in person rather than by proxy. You may revoke any proxy given by you in response to this solicitation at any time before the proxy is exercised by (i) delivering a written notice of revocation, (ii) timely filing with our Secretary, a subsequently dated, properly executed proxy or (iii) attending the Annual Meeting and electing to vote in person. Your attendance at the Annual Meeting, by itself, will not constitute a revocation of a proxy. If you vote by telephone, you may also revoke your vote by any of the three methods noted above, or you may change your vote by voting again by telephone. If you decide to vote by completing and mailing the enclosed proxy card, you should retain a copy of certain identifying information found on the proxy card in the event that you decide later to change or revoke your proxy. You should address any written notices of proxy revocation to: Carolina Power & Light Company, P.O. Box 1551, Raleigh, North Carolina 27602, Attention: Secretary.

        All shares represented by effective proxies received by the Company at or before the Annual Meeting, and not revoked before they are exercised, will be voted in the manner specified therein. Executed proxies that do not contain voting instructions will be voted "FOR" the election of all directors as set forth in this Proxy Statement; and "FOR" the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008, as set forth in this Proxy Statement. Proxies will be voted at the discretion of the named proxies on any other business properly brought before the meeting.

Special Note for Shares Held in "Street Name"

        If your shares are held by a brokerage firm, bank or other nominee (i.e., in "street name"), you will receive directions from your nominee that you must follow in order to have your shares voted. "Street name" shareholders who wish to vote in person at the meeting will need to obtain a special proxy form from the brokerage firm, bank or other nominee that holds their shares of record. You should contact your brokerage firm, bank or other bank nominee that holds your shares of record for details regarding how you may obtain this special proxy form.

        If your shares are held in "street name" and you do not give instructions as to how you want your shares voted (a "nonvote"), the brokerage firm, bank or other nominee who holds the Company's shares on your behalf may, in certain circumstances, vote the shares at its discretion. However, such brokerage firm, bank or other nominee is not required to vote your shares and therefore these unvoted shares would be counted as "broker nonvotes."

        With respect to "routine" matters, such as the election of directors and ratification of the selection of the independent registered public accounting firm, a brokerage firm, bank or other nominee has authority (but is not required) under the rules governing self-regulatory organizations (the "SRO rules"), to vote its clients' shares if the clients do not provide instructions. When a brokerage firm, bank or other nominee votes its clients' securities on routine matters without receiving voting instructions, these shares are counted both for establishing a quorum to conduct business at the meeting and in determining the number of shares voted "FOR" or "AGAINST" such routine matters.

        With respect to "nonroutine" matters, a brokerage firm, bank or other nominee is not permitted under the SRO rules to vote its clients' shares if the clients do not provide instructions. The brokerage firm or other nominee will so note on the vote card, and this constitutes a "broker nonvote." "Broker nonvotes" will be counted for purposes of establishing a quorum to conduct business at the meeting but not for determining the number of shares voted "FOR," "AGAINST" or "ABSTAINING" from such nonroutine matters. At the 2008 Annual Meeting of Shareholders, no nonroutine matters are expected to be presented for a vote.

        Accordingly, if you do not vote your proxy, your brokerage firm, bank or other nominee may either: (i) vote your shares on routine matters and cast a "broker nonvote" on nonroutine matters, or (ii) leave your shares unvoted altogether. Therefore, we encourage you to provide instructions to your brokerage firm, bank or other nominee by voting your proxy. This action ensures that your shares and voting preferences will be fully represented at the meeting.

VOTING SECURITIES

        Our directors have fixed March 7, 2008, as the record date for shareholders entitled to vote at the Annual Meeting. Only holders of our $5 Preferred Stock, Serial Preferred Stock and Common Stock (collectively referred to as "shares") of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting. Each share is entitled to one vote. As of March 7, 2008, there were outstanding 236,997 shares of $5 Preferred Stock, 349,850 shares of Serial Preferred Stock and 159,608,055 shares of Common Stock. Progress Energy owns all outstanding shares of our Common Stock.

        Consistent with state law and our By-Laws, the presence, in person or by proxy, of holders of at least a majority of the total number of shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment thereof, unless a new record date is or must be set in connection with any adjournment. Shares held of record by shareholders or their nominees who do not vote by proxy or attend the Annual Meeting in person will not be considered present or represented at the Annual Meeting and will not be counted in determining the presence of a quorum. Proxies that withhold authority or reflect abstentions or "broker nonvotes" will be counted for purposes of determining whether a quorum is present.

        Pursuant to the provisions of the North Carolina Business Corporate Act, directors will be elected by a plurality of the votes cast by the holders of shares entitled to vote. Accordingly, assuming a quorum is present, the nominee(s) receiving the highest number of "FOR" votes within each class of directors for which nominees are proposed will be elected. Withheld votes or shares held in "street name" that are not voted in the election of directors will not be included in determining the number of votes cast. Progress Energy intends to vote all of its shares "FOR" each nominee.

        Approval of the proposal to ratify the selection of our independent registered public accounting firm, and other matters to be presented at the Annual Meeting, if any, generally will require the affirmative vote of a majority of votes actually cast by holders of shares entitled to vote. With respect to matters requiring a majority vote, assuming a quorum is present, the number of "FOR" votes cast at the meeting for this proposal must exceed the number of "AGAINST" votes cast at the meeting in order for this proposal to be approved. Abstentions from voting and "broker nonvotes" will not count as votes cast and will not have the effect of a "negative" vote with respect to any such matters. Progress Energy intends to vote all of its shares "FOR" this proposal.

        We will announce preliminary voting results at the Annual Meeting. We will publish the final results in our quarterly report on Form 10-Q for the second quarter of fiscal year 2008. A copy of this quarterly report may be obtained without charge by any of the means outlined above for obtaining a copy of our Annual Report on Form 10-K.

PROPOSAL 1—ELECTION OF DIRECTORS

        Last year, Progress Energy, the Company's majority shareholder, determined that it was in the best interest of the Company to simplify the Company's structure by electing a board of directors comprised of employees of the Company and its affiliates. To facilitate this restructuring, all of the directors of the Company, except one, resigned effective July 7, 2007, and the sole remaining director appointed five (5) directors to fill vacancies pursuant to the Company's By-Laws. Although the Board of Directors is entitled to fill the remaining vacancies, it has elected not to do so because it believes that its current size enables it to conduct its business in a productive and efficient manner. The Company believes that the current size of the Board streamlines the decision making process and permits the Company to better execute its business strategy.

        The Board of Directors nominates the following nominees to serve as directors in Class I with terms expiring in 2011 and until their respective successors are elected and qualified: John R. McArthur and Peter M. Scott III. Proxies cannot be voted for a greater number of persons than nominees named.

        There are no family relationships among any of the nominees for director or among any nominee and any director or officer of the Company or its subsidiaries, and there is no arrangement or understanding between any nominee and any other person pursuant to which the nominee was selected.

        The election of directors will be determined by a plurality of the votes cast at the Annual Meeting at which a quorum is present. This means that nominees receiving the highest number of "FOR" votes within Class I will be elected. Abstentions and broker nonvotes, if any, are not treated as votes cast and, therefore, will have no effect on the proposal to elect directors. Shareholders do not have cumulative voting rights in connection with the election of directors.

        Valid proxies received pursuant to this solicitation will be voted in the manner specified. Where specifications are not made, the shares represented by the accompanying proxy will be voted "FOR" the election of each of the two (2) nominees. Votes (other than abstentions) will be cast pursuant to the accompanying proxy for the election of the nominees listed above unless, by reason of death or other unexpected occurrence, one or more of such nominees shall not be available for election, in which event it is intended that such votes will be cast for such substitute nominee or nominees as may be determined by the persons named in such proxy. The Board of Directors has no reason to believe that any of the nominees listed above will not be available for election as a director.

        The names of the two nominees for election to the Board of Directors and of the Continuing Directors, along with their ages, principal occupations or employment for the past five years, and current directorships of public companies, are set forth below. The Board has not established any committees. The Company is a direct subsidiary of Progress Energy and an affiliate of Florida Power Corporation d/b/a Progress Energy Florida, Inc. ("PEF"), which is noted in the descriptions below. Information concerning the number of shares of Progress Energy's Common Stock beneficially owned, directly or indirectly, by all current directors appears on page 6 of this Proxy Statement.

        The Board of Directors recommends a vote "FOR" each nominee for director.

Nominees for Election—Class I
(Term expiring in 2011)

        JOHN R. MCARTHUR, age 52, is Senior Vice President, General Counsel and Secretary of Progress Energy since January 2004. In his various roles, Mr. McArthur oversees the Audit Services, Corporate Communications, Legal, External Relations, Corporate Services and State Public Affairs and Economic Development departments. Mr. McArthur is also Senior Vice President of the Company and Florida Progress Corporation since January 1, 2004, and Senior Vice President, PEF and Progress Energy Service Company, LLC, since December 2003 and December 2002, respectively. Previously, he served as Senior Vice President—Corporate Relations (December 2002 to December 2003) and as Vice President—Public Affairs (December 2001 to December 2002). Before joining Progress Energy in December 2001, Mr. McArthur was a member of North Carolina Governor Mike Easley's senior management team, handling major policy initiatives as well as media and legal affairs. He also directed Governor Easley's transition team after the election of 2000.

        PETER M. SCOTT III, age 57, is Executive Vice President and Chief Financial Officer, Progress Energy, May 2000 to December 2003; and May 2000 to December 2003 and November 2005 to present; President and Chief Executive Officer, Progress Energy Service Company, LLC, January 2004 to present; Executive Vice President of the Company and PEF, May 2000 to present and Chief Financial Officer of the Company, PEF, FPC and Progress Energy Service Company, LLC, 2000 to 2003, and November 2005 to present. Mr. Scott has been with Progress Energy since May 2000. Before joining Progress Energy, Mr. Scott was the president of Scott, Madden & Associates, Inc., a general management consulting firm headquartered in Raleigh that he founded in 1983. The firm served clients in a number of industries, including energy and telecommunications. Particular practice area specialties for Mr. Scott included strategic planning and operations management.

Director Continuing in Office—Class II
(Term expiring in 2009)

        WILLIAM D. JOHNSON, age 54, is Chairman, President and Chief Executive Officer of Progress Energy. He served as President and Chief Operating Officer of Progress Energy from January 2005 to October 2007. In that role, Mr. Johnson oversaw the generation and delivery of electricity by the Company and PEF. Mr. Johnson is also Chairman of the Company. Mr. Johnson has been with Progress Energy (previously CP&L) in a number of roles since 1992, including Group President for Energy Delivery, President and Chief Executive Officer for Progress Energy Service Company, LLC and General Counsel and Secretary for Progress Energy, Inc. Before joining Progress Energy, Johnson was a partner with the Raleigh, North Carolina office of Hunton & Williams, where he specialized in the representation of utilities.

Directors Continuing in Office—Class III
(Term expiring in 2010)

        JAMES SCAROLA, age 52, is Senior Vice President and Chief Nuclear Officer of the Company and PEF, January 2008 to present. He previously served as Vice President at the Brunswick Nuclear Plant from 2005 to 2007. Mr. Scarola joined Progress Energy (formerly CP&L) in 1998, where he served as Vice President at Harris until 2005. He has been in the nuclear power field since 1978. Mr. Scarola entered the nuclear field as a design engineer and has held positions in construction, start-up testing, maintenance, engineering and operations. He was the Plant General Manager at the St. Lucie Nuclear Plant with Florida Power and Light prior to joining Progress Energy.

        LLOYD M. YATES, age 47, is President and Chief Executive Officer of the Company, July 2007 to present. Mr. Yates oversees all aspects of the Carolinas delivery operations, including distribution and customer service, transmission and products and services. He previously served as Senior Vice President of the Company, January 2005 to July 2007. Mr. Yates served the Company as Vice President—Transmission from November 2003 to December 2004, and Vice President—Fossil Generation for the Company from November 1998 to November 2003. Before joining Progress Energy in 1998, Mr. Yates was with PECO Energy, where he had served in a number of engineering and management roles over 16 years. His last position with PECO was as general manager—Operations in the power operations group.

PRINCIPAL SHAREHOLDERS

        The table below sets forth the only shareholders we know to beneficially own more than 5 percent of the outstanding shares of our Common Stock and our $5 Preferred Stock as of December 31, 2007. We are not aware of any person owning more than 5 percent of our Serial Preferred Stock. Other than the previously noted three classes of stock, we do not have any other class of voting securities outstanding.

Title of Class	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Class
Common Stock	Progress Energy, Inc. 410 S. Wilmington Street Raleigh, NC 27601-1849	159,608,055		100
$5 Preferred Stock	Wachovia Corporation One Wachovia Center Charlotte, NC 28288	14,067	[1]	5.94

                1Consists of shares of $5 Preferred Stock held by Wachovia Corporation. Wachovia Corporation has sole power to vote with respect to 14,067 shares, sole dispositive power with respect to 13,247 shares, shared power to vote with respect to 0 shares and shared power to dispose of 660 shares. (Based solely on information contained in a Schedule 13G filed by Wachovia Corporation on February 1, 2008.)

MANAGEMENT OWNERSHIP OF COMMON STOCK

        None of our Directors or Officers owns any of the Company's Common or Preferred Stock.

        The following table describes the beneficial ownership of the Common Stock of Progress Energy and ownership of Progress Energy Common Stock units as of February 29, 2008, of (i) all current directors and nominees for director, (ii) each executive officer named in the Summary Compensation Table presented later in this proxy statement and (iii) all directors and nominees for director and executive officers as a group. A unit of Common Stock does not represent an equity interest in Progress Energy and possesses no voting rights, but is equal in economic value at all times to one share of Progress Energy Common Stock. As of February 29, 2008, none of the individuals or the group in the above categories owned one percent (1%) or more of Progress Energy's voting securities. Unless otherwise noted, all shares of Progress Energy Common Stock set forth in the table are beneficially owned, directly or indirectly, with sole voting and investment power, by such shareholder.

Name	Number of Shares of Common Stock Beneficially Owned

Fred N. Day IV (Retired effective July 1, 2007)	51,336	[1,2]
Clayton S. Hinnant (Retired effective January 1, 2008)	127,828	[1,3]
William D. Johnson	96,232	[1]
John R. McArthur	27,605	[1]
James Scarola	43,191	[1]
Peter M. Scott III	127,446	[1]
Lloyd M. Yates	11,023	[1]
Shares of Common Stock and Units beneficially owned by all Directors and executive officers of the Company as a group (11 persons)	516,167[4]

                1Includes shares of Restricted Stock currently held, and shares of our Common Stock such officer has the right to acquire beneficial ownership of within 60 days through the exercise of certain stock options as follows:

Officer and/or Director	Restricted Stock	Stock Options
Fred N. Day IV	—	44,000
Clayton S. Hinnant	—	106,100
William D. Johnson	44,000	—
John R. McArthur	13,134	—
James Scarola	2,230	34,600
Peter M. Scott III	41,501	52,000
Lloyd M. Yates	10,600	—

                2Reflects shares of our Common Stock Mr. Day owned as of July 31, 2007.

                3Reflects shares of our Common Stock Mr. Hinnant owned as of December 31, 2007.

                4Includes shares each group member (shares in the aggregate) has the right to acquire beneficial ownership of within 60 days through the exercise of certain stock options.

Management Ownership of Units Representing Common Stock

        The table below includes (i) performance units under Progress Energy's Long-Term Compensation Program; (ii) performance units recorded to reflect awards deferred under the Progress Energy Management Incentive Compensation Plan ("MICP"); (iii) performance shares awarded under the Performance Share Sub-Plan of Progress Energy's 1997 and 2002 Equity Incentive Plans ("PSSP") (see "Outstanding Equity Awards at Fiscal Year End Table" on page 46); (iv) units recorded to reflect awards deferred under the PSSP; (v) replacement units representing the value of our contributions to the Progress Energy 401(k) Savings & Stock Ownership Plan that would have been made but for the deferral of salary under Progress Energy's Management Deferred Compensation Plan and contribution limitations under Section 415 of the Internal Revenue Code of 1986, as amended; and (vi) Restricted Stock Units ("RSUs") awarded under the 2002 Progress Energy Equity Incentive Plan.

Officer	Long-Term Compensation Program	MICP	PSSP	PSSP Deferred	MDCP	RSUs
Fred N. Day III	—	1,276	55,469	12,289	390	—
Clayton S. Hinnant	1,681	4,835	57,718	15,583	1,263	1,018
William D. Johnson	—	1,509	158,305	—	939	14,808
John R. McArthur	—	—	46,915	—	—	13,432
James Scarola	—	6,479	28,202	7,581	63	2,230
Peter M. Scott III	—	—	115,169	11,727	837	11,690
Lloyd M. Yates	—	2,357	44,201	5,623	140	13,727

TRANSACTIONS WITH RELATED PERSONS

        There were no transactions in 2007 and there are no currently proposed transactions involving more than $120,000 in which the Company or any of its subsidiaries was or is to be a participant and in which any of the Company's directors, executive officers, nominees for director or any of their immediate family members had a direct or indirect material interest except for compensation earned pursuant to their employment agreements for services they provide to the Company and its affiliates.

        Our Parent's Board of Directors has adopted policies and procedures for the review, approval or ratification of Related Person Transactions under Item 404(a) of Regulation S-K (the "Policy"), which is attached to this Proxy Statement as Exhibit A. Progress Energy's Board has determined that its Corporate Governance Committee (the "Governance Committee") is best suited to review and approve Related Person Transactions because the Governance Committee oversees Progress Energy's Board of Directors' assessment of our directors' independence. Progress Energy's Governance Committee will review and may recommend to the Board amendments to this Policy from time to time.

        For the purposes of the Policy, a "Related Person Transaction" is a transaction, arrangement or relationship, including any indebtedness or guarantee of indebtedness (or any series of similar transactions, arrangements or relationships), in which we (including any of our subsidiaries) were, are or will be a participant and the amount involved exceeds $120,000, and in which any Related Person had, has or will have a direct or indirect material interest. The term "Related Person" is defined under the Policy to include our directors, executive officers, nominees to become directors and any of their immediate family members.

        Progress Energy's general policy is to avoid Related Person Transactions. Nevertheless, Progress Energy recognizes that there are situations where Related Person Transactions might be in, or might not be inconsistent with, our best interests and those of our shareholders. These situations could include (but are not limited to) situations where we might obtain products or services of a nature, quantity or quality, or on other terms, that are not readily available from alternative sources or when we provide products or services to Related Persons on an arm's length basis on terms comparable to those provided to unrelated third parties or on terms comparable to those provided to employees generally.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers to file reports of their holdings and transactions in our securities and those of our Parent with the SEC and the New York Stock Exchange. Based on our records and other information, we believe that all Section 16(a) filing requirements applicable to our directors and executive officers with respect to the Company's 2007 fiscal year were met except as follows: Jeffrey A. Corbett, Senior Vice President of the Company, inadvertently failed to file on a timely basis a Form 4 with respect to the deferral of a portion of an award granted under the Progress Energy Management Incentive Compensation Plan. A Form 4 reporting the transaction was filed on March 15, 2007. Paula J. Sims, Senior Vice President of the Company, inadvertently failed to file on a timely basis a Form 4 with respect to the deferral of a portion of an award granted under the Progress Energy Management Incentive Compensation Plan. A Form 4 reporting the transaction was filed on March 15, 2007. E. Michael Williams, formerly Senior Vice President of the Company and PEF, inadvertently failed to file on a timely basis a Form 4 with respect to the distribution/payout of an award granted under the Progress Energy Management Incentive Compensation Plan. A Form 4 reporting the transaction was filed on May 3, 2007.

CODE OF ETHICS

        In keeping with the its commitment to sound corporate governance, the Board of Directors of Progress Energy has adopted a comprehensive written Code of Ethics that incorporates an effective reporting and enforcement mechanism. The Code of Ethics is applicable to all employees of Progress Energy and its subsidiaries, including our Chief Executive Officer, our Chief Financial Officer and our Controller. The Board has adopted the Company's Code of Ethics as its own standard. Board members, our officers and our employees certify their compliance with Progress Energy's Code of Ethics on an annual basis.

        Progress Energy's Governance Guidelines and Code of Ethics are posted on our Parent's Internet Web site, and can be accessed at www.progress-energy.com under the Investors section. This information is available in print to any shareholder who requests it at no charge.

DIRECTOR INDEPENDENCE

        The Board of Directors has determined that none of the current directors or nominees for director are independent, as that term is defined under the general independence standards contained in the listing standards of the New York Stock Exchange (the "NYSE") because they are all employees of the Company and/or its affiliates. (Please see "Proposal 1—ELECTION OF DIRECTORS" on page 4 for a discussion of our transition to a board of directors comprised of employees of the Company and its affiliates.)

        Our Parent's Board of Directors has determined that the following individuals, each of whom served as a member of the Board during a portion of 2007, were independent as that term is defined under the general independence standards contained in the NYSE's listing standards:

Edwin B. Borden	Robert W. Jones
James E. Bostic, Jr.	E. Marie McKee
David L. Burner	John H. Mullin, III
Richard L. Daugherty	Carlos A. Saladrigas
Harris E. DeLoach, Jr.	Theresa M. Stone
W. D. Frederick, Jr.	Alfred C. Tollison, Jr.
W. Steven Jones	Jean Giles Wittner

        In addition to considering the NYSE's general independence standards, our Parent's Board relied upon categorical standards to assist it in making determinations of independence. Those categorical independence standards are outlined in Progress Energy's Corporate Governance Guidelines and are attached to this Proxy Statement as Exhibit B. All former directors identified as independent in this proxy statement met these categorical standards.

        In determining that the individuals named above were independent directors, Progress Energy's Corporate Governance Committee considered their involvement in various ordinary course commercial transactions and relationships. During 2007, Ms. McKee and Messrs. DeLoach and Mullin served as officers and/or directors of companies that have been among the purchasers of the largest amounts of electric energy sold by the Company during the last three preceding calendar years. Mr. Mullin also serves as a director of another company that purchases electric energy from PEF. Mr. Robert W. Jones is an employee of Morgan Stanley, which has provided a variety of investment banking services to us during the past several years. Mr. W. Steven Jones is a senior academic officer of a university that received charitable contributions from us during each of the last three fiscal years. Mr. W. Steven Jones also serves as a director of a bank that provides a variety of services to us in the ordinary course of business. He is also the director of a communications technology company that provided services to Progress Energy in 2007. Messrs. Daugherty and Saladrigas serve as directors of companies that purchase electric energy from PEF. Mr. Tollison is a former employee of the Company and thus receives a modest pension from us. Also in 2007, a subsidiary of a company owned by Ms. Wittner's now deceased spouse provided life and disability insurance to some employees of one of our subsidiaries. All of the described transactions were ordinary course commercial transactions. The Corporate Governance Committee of Progress Energy considered each of these transactions and relationships and determined that none of them was material or affected the independence of the directors involved under either the general independence standards contained in the NYSE's listing standards or Progress Energy's categorical independence standards.

BOARD, BOARD COMMITTEE AND ANNUAL MEETING ATTENDANCE

        Between January 1 and July 7, 2007, the Board of Directors was comprised of twelve (12) members and met nine (9) times. Average attendance of the directors at those meetings of the Board and its committees was 96.5 percent, and no director attended less than 86 percent of all Board and his/her respective committee meetings that were held during that period.

        Effective July 7, 2007, the Board of Directors was comprised of five (5) members. That Board of Directors met twice in 2007. Average attendance of the directors at the meetings of the Board held between July 7, 2007 and December 31, 2007 was 80 percent. No directors attended less than 75 percent of the meetings except Messrs. Johnson and Scott, who each attended one of the two (2) meetings that were held during that period.

        Our company expects all directors to attend its annual meetings of shareholders. All directors who were serving as directors as of May 9, 2007, the date of the 2007 Annual Meeting of Shareholders, attended that meeting.

BOARD COMMITTEES

        In conjunction the restructuring of the Company's Board to include only employees of the Company and its affiliates, the Board determined that it was not necessary to establish committees of the Board. Therefore, the Company does not have separately standing nominating committee, audit committee or compensation committee. The Board believes that this approach increases efficiency and permits the Company to better execute its business strategy.

        The full Board participates in the consideration of director nominees.

        The Organization and Compensation Committee of Progress Energy's Board of Directors has been delegated authority on behalf of the Company to approve senior management compensation, including making senior executive compensation recommendations to our Board, as appropriate.

        The Audit and Corporate Performance Committee of Progress Energy's Board is responsible for the preapproval of audit and non-audit services provided to the Company by its independent registered accounting firm. Mr. Saladrigas and Ms. Stone have been designated by the Progress Energy Board of Directors as the "Audit Committee Financial Experts," as that term is defined in the SEC rules.

Compensation Committee Interlocks and Insider Participation

        Prior to July 7, 2007, the Board had an organization and compensation committee. None of the individuals who served as members of that committee during 2007 were our employee or former employee and none of them had any relationship requiring disclosure under Item 404 of Regulation S-K. During 2007, none of our executive officers served on the compensation committee (or equivalent), or the board of directors of another entity whose executive officer(s) served on our compensation committee or Board of Directors. The Board no longer has a compensation committee.

DIRECTOR NOMINATING PROCESS AND COMMUNICATIONS
WITH BOARD OF DIRECTORS

Director Candidate Recommendations and Nominations by Shareholders

        Shareholders should submit any director candidate recommendations in writing in accordance with the method described under "Communications with the Board of Directors" below. Any director candidate recommendation that is submitted by one of our shareholders will be acknowledged, in writing, by the Corporate Secretary. The recommendation will be promptly forwarded to the Chairman of the Board, who will place consideration of the recommendation on the agenda for the Board's regular December meeting. The Board will discuss candidates recommended by shareholders at its December meeting, and will determine whether it will nominate a particular candidate for election to the Board.

        Additionally, in accordance with Section 10 of our By-Laws, any shareholder of record entitled to vote for the election of directors at the applicable meeting of shareholders may nominate persons for election to the Board of Directors if that shareholder complies with the notice procedure set forth in the By-Laws and summarized in "Future Shareholder Proposals" below.

Process for Identifying and Evaluating Director Candidates

        The full Board evaluates all director candidates, including those nominated or recommended by shareholders, in accordance with the Board's qualification standards. The Committee evaluates each candidate's qualifications and assesses them against the perceived needs of the Board. Qualification standards for all Board members include: integrity, sound judgment, financial acumen, strategic thinking, ability to work effectively as a team member, demonstrated leadership, experience in a field of business, professional or other activities that bear a relationship to our mission and operations, appreciation of the business and social environment in which we operate and an understanding of our responsibilities to shareholders, employees, customers and the communities we serve. The Company does not have a nominating committee.

Communications with the Board of Directors

        The Board has approved a process for shareholders to send communications to the Board. That process provides that shareholders can send communications to the Board to specified individual directors, including the Lead Director, in writing c/o Frank A. Schiller, General Counsel and Corporate Secretary, Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc., P.O. Box 1551, Raleigh, N.C. 27602-1551.

        We screen mail addressed to the Board or any specified individual director for security purposes and to ensure that the mail relates to discrete business matters that are relevant to the Company. Mail that satisfies these screening criteria is forwarded to the appropriate director.

COMPENSATION DISCUSSION AND ANALYSIS

        This Compensation Discussion and Analysis ("CD&A") relates to the compensation of the executive officers of the Company. The officers of the Company's parent, Progress Energy, Inc., (the "Parent" or "Progress Energy") also serve as officers and/or directors of various Progress Energy subsidiaries, including the Company. They have multiple responsibilities within and provide various services to Progress Energy and its subsidiaries. The total compensation of Progress Energy's executive officers is designed to cover the full range of services they provide to Progress Energy and its subsidiaries. It is not the policy of Progress Energy to allocate compensation paid to its executive officers among the various subsidiaries to which they provide services. The Organization and Compensation Committee of Progress Energy's Board of Directors (throughout this CD&A, the "Committee") has been delegated authority on behalf of the Company to approve senior management compensation, including making senior executive compensation recommendations to subsidiary boards, as appropriate.

        This CD&A has four parts. The first part describes our executive compensation philosophy and provides an overview of the compensation program and process. The second part describes each major element of our executive compensation program. The third part describes how the Committee applied each element to determine the compensation paid to each of the named executive officers in the Summary Compensation Table on page 36 (the "named executive officers") for the services they provided to us and our Parent in 2007. For 2007, the Company's named executive officers were:

  •
  Fred N. Day IV, President and Chief Executive Officer (retired effective July 1, 2007)

  •
  Lloyd M. Yates, President and Chief Executive Officer (formerly Senior Vice President, Energy Delivery)

  •
  William D. Johnson, Group President

  •
  Peter M. Scott III, Executive Vice President and Chief Financial Officer

  •
  Clayton S. Hinnant, Senior Vice President and Chief Nuclear Officer

  •
  John R. McArthur, Senior Vice President and Corporate Secretary

The fourth part consists of the Compensation Committee's Report.

        Following the CD&A are the tables setting forth the 2007 compensation for each of the named executive officers, as well as a discussion concerning compensation for the members of the Company's Board of Directors. Throughout this CD&A, the Company is at times referred to as "we," "our" or "us."

I.    COMPENSATION PHILOSOPHY AND OVERVIEW

        Progress Energy is an integrated electric utility primarily engaged in the regulated utility business. As a wholly-owned subsidiary of Progress Energy, our executive compensation philosophy aligns with that of our Parent. It is designed to provide competitive and reasonable compensation consistent with the three key principles that are critical to our long-term success and are described below:

  •
  Aligning the interests of shareholders and management.  Progress Energy believes that its major shareholders invest in it because they believe it can produce average annual total shareholder return in the 7 percent to 10 percent range over a three- to five-year holding period. Total shareholder return is defined as the stock price appreciation plus dividends over the period, divided by the share price at the beginning of the period. Further, Progress Energy's investors do not expect or desire significant volatility in its stock price. Accordingly, our executive compensation program is designed to encourage management to lead our company in a way that consistently produces earnings per share growth and sustained dividend growth for our Parent.

  •
  Rewarding operating performance results that are consistent with reliable and efficient electric service. We believe that to achieve this goal over the long-term, we must:

  •
  deliver high levels of customer satisfaction;

  •
  operate our systems reliably and efficiently;

  •
  maintain a constructive regulatory environment;

  •
  have a productive, engaged and highly-motivated workforce;

  •
  meet or exceed our operating plans and budgets;

  •
  be a good corporate citizen; and

  •
  produce value for our investors and Progress Energy's investors.

        Therefore, we determine base salary increases and annual incentive compensation based on corporate performance in these areas, along with individual contribution and performance.

  •
  Attracting and retaining an experienced and effective management team.  The competition for skilled management is significant in the utility industry. We believe that the management of our business requires executives with a variety of experiences and skills. We expect the competition for talent to continue to intensify, particularly in the nuclear area, as the industry enters a significant capital expenditure phase. To address this issue, we have designed market-based compensation programs that are competitive and are aligned with our Parent's corporate strategy.

        Consistent with these principles, the Committee seeks to provide executive officers a compensation program that is competitive in the market place and provides the incentives necessary to motivate the executives to perform in the best interest of Progress Energy and its shareholders. The Committee also believes that it is in the best interest of our Parent and its shareholders to have skilled, engaged and high-performing executives who can sustain our Parent's ongoing performance.

        In determining an individual executive officer's compensation opportunity, the Committee believes that the compensation opportunity must be competitive within the marketplace for the specific role of the particular executive officer. As such, the compensation opportunities vary significantly from individual to individual based on the specific nature of the executive position. For example, our Parent's Chief Executive Officer is responsible for the overall performance of Progress Energy and, as such, his position has a greater scope of responsibility than our Parent's other executive positions. Additionally, from a market analysis standpoint, the position of chief executive officer receives a greater compensation opportunity than other executive positions. The Committee therefore sets our Parent's Chief Executive Officer's compensation opportunity at levels that reflect the responsibilities of his position and the Committee's expectations. To establish the appropriate compensation opportunity for each executive officer, the Company seeks to balance the value of the various elements of compensation to the Company against the perceived value of those elements to the executive officer.

COMPENSATION PROGRAM STRUCTURE

        The table below summarizes the current elements of our executive compensation program.

Element	Description	Primary Purpose	Short- or Long-Term Focus
Base Salary	Fixed compensation. Annual merit increases reward performance.	Aids in attracting and retaining executives and rewards operating performance results that are consistent with reliable and efficient electric service.	Short-term (annual)
Annual Incentive	Variable compensation based on achievement of annual performance goals.	Rewards operating performance results that are consistent with reliable and efficient electric service.	Short-term (annual)
Long-Term Incentives — Performance Shares	Variable compensation based on achievement of long-term performance goals.	Align interests of our and Progress Energy's shareholders and management and aid in attracting and retaining executives.	Long-term
Long-Term Incentives — Restricted Stock/Restricted Stock Units	Fixed compensation based on target levels. Service-based vesting.	Align interests of our and Progress Energy's shareholders and management and aid in retaining executives.	Long-term
Supplemental Senior Executive Retirement Plan	Formula-based compensation, based on salary, bonus and eligible years of service.	Aids in attracting and retaining executive officers.	Long-term
Management Change-In-Control Plan	Elements based on specific plan eligibility.	Aligns interests of our and Progress Energy's shareholders and management and aids in (i) attracting executives, and (ii) retaining executives during transition following a change-in-control.	Long-term
Employment Agreements	Define our or Progress Energy's relationship with our executives and provide protection to each of the parties.	Aid in attracting and retaining executives.	Long-term
Executive Perquisites	Personal benefits awarded outside of base salaries.	Aid in attracting and retaining executives.	Short-term (annual)
Other Broad-Based Benefits	Employee benefits such as health and welfare benefits, 401(k) and pension plan.	Aid in attracting and retaining executives.	Both Short- and Long-term
Deferred Compensation	Provides executives with tax deferral options in addition to those available under our qualified plans.	Aids in attracting and retaining executives.	Long-term

        The Committee believes the various compensation program elements:

    •
    link compensation with our and Progress Energy's short-term and long-term success by using operating and financial performance measures in determining payouts for annual and long-term incentive plans;

    •
    align management interests with our and Progress Energy's investors' expectations by rewarding executive officers for delivering long-term total shareholder return for Progress Energy;

    •
    attract and retain executives by maintaining compensation that is competitive with Progress Energy's peer group;

    •
    foster effective teamwork and collaboration between executives working in different areas to support our core values, strategy and interests;

    •
    balance the perceived value of compensation elements to our executives with our actual cost;

    •
    comply in all material respects with applicable laws and regulations; and

    •
    can be readily understood by us, the Committee, our executives and our and Progress Energy's shareholders, and provide ease of administration.

PROGRAM ADMINISTRATION

        Our executive compensation program is administered by the Committee, which is composed of six independent directors (as defined under the New York Stock Exchange ("NYSE") corporate governance rules) of our Parent. Members of the Committee currently do not receive compensation under any compensation program in which our executive officers participate. For a discussion of director compensation, see the "Director Compensation" section on page 70 of this proxy statement.

        The Committee's charter authorizes the Committee to hire outside consultants, and the Committee has no limitations on its ability to select and retain consultants as it deems necessary or appropriate. The Committee evaluates the performance of its compensation consultant annually to assess the consultant's effectiveness in assisting the Committee with implementing Progress Energy's compensation program and principles. Through November 2007, the Committee retained Mercer Human Resources Consulting ("Mercer") as its executive compensation and benefits consultant to assist the Committee in meeting its compensation objectives for our company. In November 2007, the Committee retained Hewitt Associates ("Hewitt") as its new compensation consultant. Under the terms of its engagement, Hewitt reports directly to the Committee. The change in consultants was a result of the Committee's continuing review of its needs. Throughout the remainder of this CD&A, the term "compensation consultant" refers to Hewitt unless otherwise noted.

        The Committee relies on its compensation consultant to advise it on various matters relating to our executive compensation and benefits program. These services include:

  •
  advising the Committee on general trends in executive compensation and benefits;

  •
  performing benchmarking and competitive assessments;

  •
  designing incentive plans;

  •
  performing financial analysis of and determining shareholder value drivers; and

  •
  recommending appropriate performance metrics and financial targets.

        Our executive officers meet with the compensation consultant to ensure the consultant understands our and our Parent's business strategy. In addition, the executive officers ensure that the Committee receives administrative support and assistance, and make recommendations to the Committee to ensure that compensation plans are aligned with our and our Parent's business strategy and meet the principles described above. Peter M. Scott III, our Chief Financial Officer, serves as management's liaison to the Committee. Our executive officers and other Company employees provide the consultant with information regarding our executive compensation plans and benefits and how we administer them on an as-needed basis. William D. Johnson, our Parent's Chief Executive Officer, is responsible for conducting annual performance evaluations of the other executive officers and making recommendations to the Committee regarding those executives' compensation. The Committee conducts annual performance evaluations of Mr. Johnson.

COMPETITIVE POSITIONING PHILOSOPHY

        The Committee's compensation philosophy is to establish target compensation opportunities near the 50th percentile of the market, with flexibility to pay higher or lower amounts based on individual and corporate performance. The Committee believes that this philosophy is aligned with our executive compensation objective of linking pay to actual performance.

        On an annual basis, the Committee's compensation consultant provides the Committee with a written analysis comparing base salaries, annual incentives and long-term incentives of our executive officers to compensation paid to executive officers of our Parent's peers. Prior to 2007, Progress Energy used three comparison groups: two electric utility groups and one general industry group. For 2007, based on Mercer's recommendation, the Committee approved the use of a peer group consisting of 18 integrated utilities (that is, utilities that have transmission, distribution and generation assets). The peer group was chosen based on many factors including revenue, market capitalization and percentage of regulated assets; the peer group also consists of the companies with which we primarily compete for executive talent. The table below lists the companies in the peer group our Parent uses for benchmarking purposes.

Allegheny Energy, Inc.	Edison International	Pinnacle West Capital Corporation

Ameren Corporation	Entergy Corporation	PPL Corporation

American Electric Power Company, Inc.	Exelon Corporation	SCANA Corporation

Dominion Resources, Inc.	FirstEnergy Corporation	Southern Company

Duke Energy Corporation	FPL Group, Inc.	TECO Energy

DTE Energy Company	PG&E Corporation	Xcel Energy, Inc.

        The Committee believes this peer group is appropriate for overall compensation comparisons because it reflects the most appropriate and comparable employment markets for our executive officers. The Committee will continue to evaluate and monitor the peer group to ensure that it remains appropriate for such comparisons.

SECTION 162(m) IMPACTS

        Section 162(m) of the Internal Revenue Code of 1986, as amended, limits, with certain exceptions, the amount a publicly held company may deduct each year for compensation over $1 million paid or accrued with respect to its chief executive officer and any of the other three most highly compensated officers (excluding the chief financial officer). Certain performance-based compensation is, however, specifically exempt from the deduction limit. To qualify as performance-based, compensation must be paid pursuant to a plan that is:

  •
  administered by a committee of outside directors;

  •
  based on achieving objective performance goals; and

  •
  disclosed to and approved by the shareholders.

        The Committee considers the impact of Section 162(m) when designing executive compensation elements and attempts to minimize nondeductible compensation. However, the Committee bases its compensation decisions on the compensation principles discussed above, not Section 162(m). The Committee believes the current design of our compensation program effectively links pay to performance and provides appropriate flexibility in determining amounts to be awarded. Therefore, the

Committee has not adopted a policy requiring that executive compensation be deductible under Section 162(m).

STOCK OWNERSHIP GUIDELINES

        To align the interests of our executives with the interests of our Parent's shareholders, Progress Energy's Board of Directors adopted stock ownership guidelines for all executive officers. The guidelines are designed to ensure that our management maintains a personal stake in Progress Energy through a significant equity investment in Progress Energy. The guidelines require each senior executive to own a multiple of his or her base salary in the form of Progress Energy common stock within five years of assuming his or her position. The required levels of ownership are designed to reflect the increasing levels of responsibility that the executive positions entail.

        The stock ownership guidelines for Progress Energy's executive officer positions are shown in the table below:

Position Level	Share Ownership Guidelines

Chief Executive Officer	4.0 times Base Salary

Chief Operating Officer	3.5 times Base Salary

Chief Financial Officer	2.5 times Base Salary

Presidents/Senior Vice Presidents	2.5 times Base Salary

        Our compensation consultant has advised us that the multiples established in our ownership guidelines are consistent with those of our peer group.

        For purposes of meeting the applicable guidelines, the following are considered as common stock owned by an executive: (i) shares owned outright by the executive; (ii) stock held in any defined contribution, Employee Stock Ownership Plan or other stock-based plan; (iii) performance shares/units or phantom stock deferred under an annual incentive or base salary deferral plan; (iv) performance shares/units or phantom stock earned and deferred in any long-term incentive plan account; (v) vested and unvested restricted stock awards; and (vi) stock held in a family trust or immediate family holdings.

        As of February 29, 2008, our named executive officers were in compliance with the guidelines (see Management Ownership table on page 6 of this proxy statement for specific details).

II.    ELEMENTS OF COMPENSATION

        The various elements of our executive compensation program described above under the caption "Compensation Program Structure" on page 14 above are designed to meet the three key principles described under the caption "Compensation Philosophy and Overview" on page 12 of this proxy statement. We have designed an allocation of long-term to short-term compensation that reflects the job responsibilities of the executive and provides an incentive for the executive to maximize his or her contribution to the Company. In general, we believe that the more senior an executive's position, the greater responsibility and influence he or she has regarding the long-term strategic direction of the Company. Thus, Progress Energy's Chief Executive Officer's target long-term compensation is designed to account for approximately two-thirds of his total compensation package. By comparison, Senior Vice Presidents' target long-term compensation is designed to constitute approximately half of their total compensation packages. Under this approach, executives who bear the most responsibility for and influence over Progress Energy's long-term performance receive compensation packages that provide greater incentives to achieve Progress Energy's long-term objectives.

        The table below shows the mix of short-term and long-term incentive awards to each named executive officer for 2008. Percentages for incentives are expressed as a percentage of base salary. Additional elements of compensation are discussed further in this section.

			Long-Term Incentive Targets
		Short-Term (annual) Incentive Target[2]			Total Incentive Target
Named Executive Officer[1]	Base Salary (as of 1/1/08)		Performance Shares[3]	Restricted Stock

Lloyd M. Yates	$400,000	55%	117%	58%	230%

William D. Johnson	$950,000	85%	233%	117%	435%

Peter M. Scott III	$675,000	63%	165%	85%	313%

John R. McArthur	$435,000	45%	100%	50%	195%

                1Table includes only those named executive officers who were employees of the Company on January 1, 2008. (Mr. Day retired effective July 1, 2007. Mr. Hinnant retired effective January 1, 2008.)

                2Annual incentive can range from 0%-200% of target.

                3Performance shares may be awarded up to 125% of target and payouts can range from 0%-200% of grant.

        To assess overall compensation, the Committee utilizes tally sheets that provide a summary of the elements of compensation for each senior executive. The tally sheets show the entire range of potential compensation opportunities and include a summary of compensation paid to the executive for each of the previous three years. The Committee also reviews the estimated values of vested and unvested balances of accumulated long-term incentives that have been awarded to each senior executive. Beginning in 2007, the tally sheets were enhanced to include the increase in the annual accrued value of our Parent's Supplemental Senior Executive Retirement Plan. The Committee also uses tally sheets in adjusting annual compensation and long-term incentive awards to reflect its level of satisfaction with a particular executive's job performance.

        Each of the elements of our current executive compensation program is described below.

1.    BASE SALARY

        The primary purposes of base salaries are to aid in attracting and retaining executives and reward operating performance results that are consistent with reliable and efficient electric service. Base salary levels are established based on data from the utility peer group identified above and consideration of each executive officer's skills, experience, responsibilities and performance. In evaluating base salaries, the Committee also considers the fact that an individual's base salary impacts other compensation elements, including the annual incentive, long-term incentives and our Parent's Supplemental Senior Executive Retirement Plan benefits, because the target amounts for each of those elements are expressed as a percentage of annual base salary earnings. Market compensation levels are used to assist in establishing each executive's job value (commonly called the midpoint at other companies). Job values serve as primary market reference for determining base salaries.

        Each year, the compensation consultant establishes job values for our executive officer positions. Based on these job values, our Parent's Chief Executive Officer then recommends to the Committee base salary adjustments for our executive officers (excluding himself). The Committee reviews the proposed base salaries, adjusts them as it deems appropriate and approves them in the first quarter of each year based on the executives' achievement of individual and corporate goals and market trends that result in changes to job values.

        The Committee's compensation philosophy is to establish job values near the 50th percentile of the market for our peer group. The Committee may choose to establish base salaries at a higher percentile of the market to address such factors as competition, retention, succession planning, and the uniqueness and complexity of a position. For example, during 2007, Mr. Hinnant's base salary was set at $80,000 above the 50th percentile of the market for our peer group. The Committee determined that this level of base salary was appropriate because of his nuclear industry experience and expertise and the current business need and market demand for such expertise. On average, 2007 named executive officer base salaries were 7.5 percent above the 50th percentile of the market for our Parent's peer group. Base salaries were above the median due to the 2007 philosophy shift from targeting the 75th percentile of the market for our peer group to begin targeting the 50th percentile of the market for our peer group. Rather than abruptly reducing the base salaries from the 75th percentile to the new targeted 50th percentile for current executives, the Committee chose to implement the new job values on a more gradual basis. Over time, the Committee expects the average base salary percentile to continue to move toward the market median. We discuss how individual named executive officers' base salaries compared to the targeted benchmark in "2007 COMPENSATION DECISIONS" on page 30 below.

2.    ANNUAL INCENTIVE

        Progress Energy sponsors the Management Incentive Compensation Plan ("MICP"), an annual cash incentive plan, in which our executives participate. Annual incentive opportunities are provided to executive officers to promote the achievement of annual performance objectives. MICP targets are based on a percentage of each executive's base salary and, beginning in 2007, are intended to offer target award opportunities that approximate the 50th percentile of the market for our Parent's peer group. For 2007, all MICP targets for our named executive officers were at or below the 50th percentile.

        Each year, the Committee establishes the threshold, target and outstanding levels for the performance measures applicable to the named executive officers. The specific performance levels are established based on our Parent's annual goals and objectives for corporate earnings per share and our and Progress Energy Florida, Inc.'s ("PEF") earnings before interest, taxes, depreciation and amortization ("EBITDA"). The specific performance targets established by the Committee for 2007 are set forth below in the section captioned "2007 COMPENSATION DECISIONS" on page 30 below. Each performance measure is assigned a weight based on the relative importance of that indicator to our Parent's performance. During the year, updates are provided to the Committee on our Parent's performance as compared to the indicators. The MICP's performance targets are designed to align with our financial plan and are intended to appropriately motivate the named executive officers to achieve the desired corporate financial objectives.

        The determination of the annual MICP award that each named executive officer receives has two steps: 1) funding the MICP awards; and 2) determining individual MICP awards. First, the Committee determines the total amount that will be made available to fund MICP awards to managers and executives, including the named executive officers. To determine the total amount available to fund all MICP awards, our Parent calculates an amount for each MICP participant by multiplying each participant's base salary by a performance factor (based on the sum of a participant's weighted target award achievements). The performance factor ranges between 0 and 200 percent of a participant's target award, depending upon the results of each applicable performance measure. The sum of these amounts for all participants is the total amount of funds available to pay to all participants, including the named executive officers. For 2007, the maximum amount available for funding MICP awards was limited to 4 percent of Progress Energy's after-tax ongoing net income. The 4 percent limitation was removed effective January 1, 2008, to accommodate our Parent's decision to increase the number of MICP participants to include all supervisors. The supervisors were added to provide incentive and accountability for all levels of the Company's management team and to better align compensation with management performance.

        For 2007, the named executive officers' performance measures under the MICP were weighted among earnings per share and EBITDA as follows:

		Performance Measures (Relative Percentage Weight)
Named Executive Officer	Target Opportunity	Progress Energy's Earnings Per Share	Company EBITDA	PEF EBITDA

Frederick N. Day IV	55%	45%	55%	—

Lloyd M. Yates[1]	55%	45%	55%	—

Lloyd M. Yates[1]	45%	45%	55%	—

William D. Johnson[2]	85%	100%	—	—

William D. Johnson (through October 11, 2007)[2]	70%	45%	33%	22%

Peter M. Scott III	63%	100%	—	—

Clayton S. Hinnant	45%	35%	46%	19%

John R. McArthur	45%	100%	—	—

        1Mr. Yates' performance measure opportunities and relative weights under the MICP were effective July 1, 2007 to reflect his becoming Progress Energy Carolina's President and Chief Executive Officer. Mr. Yates' MICP award for 2007 was prorated to reflect the proportion of time served in his respective roles.

        2Mr. Johnson's performance measure opportunities and relative weights under the MICP were adjusted effective October 12, 2007, to reflect his becoming our Parent's Chairman, CEO and President. Mr. Johnson's MICP award for 2007 was prorated to reflect the proportion of time served in his respective roles.

        Second, the Committee utilizes discretion to determine the MICP award to be paid to each executive. This determination is based on the executive's target award opportunity, the degree to which the Company achieved certain goals, and the executive's individual performance based on achieving personal and operating performance results.

        As allowed by the MICP, the Committee uses discretion to adjust award amounts up or down depending on factors that it deems appropriate, such as storm costs and other items including impairments, restructuring costs, and gains/losses on sales of assets. The Committee uses core ongoing earnings per share as defined and reported by Progress Energy in its annual earnings release. With respect to 2007, the Committee exercised that discretion for the three performance measures—Progress Energy's earnings per share, PEC EBITDA, and PEF EBITDA. The Committee adjusted earnings per share results upward by six cents to account for the net impact of GridSouth write-off, additional amortization, lease write-offs and the MEMCO sales and use tax reserve. The Committee adjusted the Company's EBITDA results upward by $2 million to reflect the net impact of pension contributions, legal settlements, asset sale reclassifications and normal weather. The Committee also adjusted the PEF EBITDA upward by $52 million to reflect the net impact of normal weather, pension contributions, regulatory disallowances, legal settlements, sales and use tax audit, and asset sale reclassifications. These adjustments resulted in Progress Energy's earnings per share and Company and PEF EBITDA performance at 170 percent, 116 percent and 73 percent of target, respectively.

3.    LONG-TERM INCENTIVES

        The 2007 Equity Incentive Plan (the "Equity Incentive Plan") was approved by Progress Energy's shareholders in 2007 and allows the Committee to make various types of long-term incentive awards to Equity Incentive Plan participants, including the named executive officers. The awards are provided to the named executive officers to align the interests of each executive with those of our and our Parent's shareholders. Under the Equity Incentive Plan, awards may be granted in any combination of options, restricted stock, restricted stock units, performance shares or any other right or option payable in the form of stock. Currently, the Committee utilizes only two types of equity-based incentives: restricted stock units and performance shares.

        The Committee has determined that to accomplish our compensation program's purposes effectively, equity-based awards should consist of one-third restricted stock units and two-thirds performance shares. This allocation reflects the Committee's strategy of utilizing long-term incentives to retain officers, align officers' interests with those of our and our Parent's shareholders and drive specific financial performance. Performance shares are intended to focus executive officers on the multi-year sustained achievement of financial goals. To that end, the Committee links the number of performance shares earned to the level of performance of our Parent over a three-year period. Restricted stock units are service- based and provide an opportunity for the executive officer's interests to be further aligned with shareholder interests if the executive remains with the Company long enough for the restricted stock units to vest. For 2007, the named executive officers' restricted stock units were issued to vest in one-third increments in each of the third, fourth and fifth years following the grant date.

        Beginning in 2007, the Committee adjusted the Equity Incentive Plan targets for named executive officers to reflect its compensation philosophy of setting target compensation at the 50th percentile of market rather than the 75th percentile. This adjustment in Equity Incentive Plan targets resulted in the lowering of long-term incentive targets for many of the named executive officers. The table below shows the 2007 adjustments in long-term incentive targets for each of the named executive officer's positions.

Long-Term Incentive Award Target1

	Performance Shares Target Award		Restricted Stock Units Target Award

Position[2]	2007	2006	2007	2006

Chief Executive Officer	233%	290%	117%	145%
Chief Operating Officer	184%	200%	91%	100%
Chief Financial Officer[3]	165%	165%	85%	85%
President[4]	117%	133%	58%	67%
Senior Vice Presidents	100%	110%	50%	55%

        1Target award amounts are expressed as percentages of base salaries for the listed positions.

        2Position held at Progress Energy, Inc. unless otherwise noted.

        3Targets were set pursuant to Mr. Scott's 2005 Amended Employment Agreement and therefore were not reduced.

        4Position held at the Company.

        In determining long-term incentive targets, the Committee may choose to establish targets at a higher percentile of the market to address such factors as competition, retention, succession planning and the uniqueness and complexity of a position. For example, during 2007, Mr. Johnson's long-term incentive target was set at 275 percent, which is 19 percent above the 50th percentile of the market for our peer group. The Committee determined that this level of long-term incentive was appropriate because of competition, retention, current business needs, succession planning, and role in development of the utility strategies. On average, 2007 named executive officer long-term incentive targets were at 192 percent, which is 12.5 percent above the 50th percentile of the market for our peer group. Long-term incentive targets were above the median due to the 2007 philosophy shift from targeting the 75th percentile of the market for our peer group to begin targeting the 50th percentile of the market for our peer group. With this change in compensation philosophy, the Committee expects that, over time, the long-term incentive targets will continue to move toward the market median for our peer group. We discuss how individual named executive officers' long-term incentive targets compared to the targeted benchmarks in "2007 COMPENSATION DECISIONS" on page 30 below.

        Grants of equity-based awards typically occur in the first quarter, after our Parent's annual earnings release. This timing allows current financial information to be fully disclosed and publicly available prior to any grants.

        After October 2004, Progress Energy ceased granting stock options. All previously granted stock options remain valid in accordance with their terms and conditions.

Performance Shares

        Progress Energy's Performance Share Sub-Plan ("PSSP") authorizes the Committee to issue performance shares to executives as selected by the Committee in its sole discretion. The value of a performance share is equal to the value of a share of Progress Energy's common stock. The performance period for a performance share is the three-consecutive-calendar-year period beginning in the year in which it is granted. Our Parent's closing stock price on the last trading day of the year prior to the beginning of the performance period is used to calculate the number of performance shares issued to each participant. The Committee may exercise discretion in determining the size of each performance share grant, with the maximum grant size at 125 percent of target. In 2007, the Committee did not exercise this discretion with respect to any of the named executive officers.

        In 2007, the Committee, along with Mercer, concluded that the performance shares had failed to meet the primary objectives of the executive compensation philosophy in part because the nature of the industry had changed. The Committee reached this conclusion because the peer companies established for the performance share metrics included unregulated companies that were not an appropriate comparison group because of the regulated nature of our business. Progress Energy, a regulated electric utility holding company, is considered to be part of the broader industry classification of electric utilities. Our Parent is included in several well-publicized indices, including the S&P electric index and the Philadelphia utility index. Over the past decade, as deregulation has occurred in several geographic areas of the United States, the investor community has separated the utility industry into a number of subsectors. The two main themes of separation are 1) in which aspect of the value chain does the company participate: generation, transmission and/or delivery, and 2) how much of its business is governed by rate-of-return regulation as opposed to competitive markets. Thus, the industry now has subsectors identified frequently as competitive merchant, regulated delivery, regulated integrated, and unregulated integrated (typically state-regulated delivery and unregulated generation). Each of these subsectors typically differs in financial performance characteristics such as earnings multiples, earnings growth prospects and dividend yields.

        Progress Energy generally is identified as being in the regulated integrated subsector. This means Progress Energy and its peer companies are primarily rate-of-return regulated, operate in the full range of the value chain, and typically have requirements to serve all customers under state utility regulations. Other companies that are similar to us from a business model perspective and that are generally categorized in our sub-sector include companies like Southern Company, Duke Energy, SCANA, Xcel and PG&E. The Committee, therefore, monitors companies like these in comparing and evaluating Progress Energy's financial performance for investors.

        Additionally, the Committee recognized that management had both preserved and grown shareholder value since the 2000 merger of the Company and Florida Progress that created Progress Energy. The Committee also recognized that management had successfully executed our Parent's strategy to divest of noncore businesses. Finally, the Committee recognized that management had positioned Progress Energy well to focus on delivering future value to investors through the profitable growth of its two primary subsidiaries, the Company and PEF. The Committee observed that previously issued performance share grants were ineffective at linking these significant achievements to long-term compensation due to the unstable performance results of the PSSP peer group companies and the frequently changing composition of the peer group as a result of merger activity or severe financial distress.

        The volatility in the peer group's composition and performance dramatically impacted the way our relative performance was assessed in terms of PSSP metrics. (For example, even though management had many achievements during the performance period, there was no payout for the performance shares that were issued in 2004 and vested in 2007, because Progress Energy did not achieve the required relative total shareholder return and EBITDA growth.) Based on its observations, the Committee concluded that the performance share metrics have had and will continue to have little relevance in motivating and measuring management's performance in executing our Parent's business strategy and in producing value for our and our Parent's investors. In an effort to overcome the ineffectiveness of the previous performance metrics, the Committee redesigned the PSSP by adopting new performance metrics for the performance shares and by adopting a transition plan.

        The redesigned PSSP is intended to be competitive for retention purposes and to better motivate, align and measure management's performance. The redesigned PSSP provides that beginning in 2007, performance shares utilize an adjusted measure of total shareholder return as the sole measure for determining the amount of an award upon vesting. The Committee determined that the total shareholder return measure should be adjusted to ensure that the performance measure is not unduly affected by price to earnings ratio changes that are largely beyond management's control. The Committee designed the total shareholder return performance measure to be calculated assuming a constant price to earnings ratio, which would be set at the beginning of each grant's performance period. The performance measure also uses Progress Energy's publicly reported core ongoing earnings as the earnings component for determining performance share awards. The Committee chose this method, which we will refer to as "Total Business Return," as the sole performance measure to support its desire to better align the long-term incentives with the interests of our Parent's shareholders and to emphasize our focus on dividend and earnings per share growth. The performance measures for the performance shares granted in 2007 are shown in the table below.

		Threshold	Target	Outstanding

Total Shareholder Return*	<5%	5%	8%	10.5% or >

% of Target Award Earned	0%	50%	100%	200%

                * Total shareholder return, adjusted to reflect a constant price to earnings ratio set at January 1 of the grant year and to reflect Progress Energy's core ongoing earnings per share for each year of the performance period.

        The Committee established the performance share target and outstanding measures at 8 percent and 10.5 percent, respectively, to reflect the financial performance that we publicly disclosed as the combined targeted growth rate for earnings per share and dividends. Additionally, the Committee retained the discretion to reduce the number of performance shares awarded if it determines that the payouts resulting from the Total Business Return do not appropriately reflect our Parent's actual performance.

        In addition to adopting new performance measures for performance shares as described above, the Committee requested that Mercer design a transition plan to bridge the old plan and the new plan. This request was based upon the Committee's conclusion that, due to the way the performance metrics for the currently outstanding performance shares are structured, the PSSP was not effective at measuring past performance and would likely not reflect the achievement of our Parent's financial goals during the three-year transition period prior to the first performance share payouts under the redesigned PSSP program. The transition plan was consistent with the objectives behind the new performance metrics and better aligned pay with performance in the context of our strategic plan. In making this decision, the Committee considered many factors, including the following:

  •
  the PSSP participants had been successful in positioning us to meet long-term challenges that lie ahead;

  •
  over the past few years, the Committee had been reviewing the performance metrics utilized under the PSSP and determined that the outstanding PSSP grants were not effective at measuring our Parent's performance over the grant term; and

  •
  the Committee desired to motivate participants' future performance and reward the participants' efforts in financial and operational achievement during the transition period, including our Parent's achievement of the desired total shareholder return targets for each year in the performance period.

        To address these issues, the Committee awarded interim grants of performance units to our officers (the "Transitional Grants") in addition to the annual 2007 performance share grant. Transitional Grants were determined using the same redesigned adjusted measure of total shareholder return as the annual grants described above.

        The Transitional Grants consist of two separate grants with one vesting in 2008 and one vesting in 2009. The amount of each grant to the named executive officers was equal to such officers' revised PSSP long-term incentive target for 2007. The Committee, with the advice of Mercer, set the transitional grant amounts at the target levels. This approach reflected the Committee's view that target levels were appropriately set as the effective market levels for the long-term incentive awards. Any award from the Transitional Grants will be reduced by awards, if any, from the outstanding 2005 and 2006 performance share grants vesting in the same year that the Transitional Grants vest. (Based on current relative performance expectations, our Parent does not expect to make a payout in connection with the performance shares that were issued in 2005 and 2006, and will vest in 2008 and 2009, respectively). Under the terms of the Transitional Grants, the amount of the actual payout opportunity ranges from 0 percent to 200 percent of the grant amount, based on our Parent's performance. With respect to performance shares granted after 2006, the Committee retains the discretion to reduce the number of performance shares awarded if it determines that the payouts resulting from the Total Business Return do not appropriately reflect Progress Energy's actual performance.

        Prior to 2008, performance share awards were paid in cash. Beginning in 2008, performance share awards are paid in Progress Energy common stock.

Restricted Stock and Restricted Stock Units

        The restricted stock component of the current long-term incentive program helps us retain executives and aligns the interests of shareholders and management by rewarding executives for increasing shareholder value. In 2007, the Committee began issuing restricted stock units rather than restricted stock. The restricted stock units provide the same incentives and value as restricted stock, but are more flexible and cost effective for our Parent. Executive officers typically receive a grant of service-based restricted stock units in the first quarter of each year. The size of each grant is based on the executive officer's target and determined using our Parent's closing stock price on the last trading day prior to the Committee's action. The Committee establishes target levels based on the peer group information discussed under the caption "Competitive Positioning Philosophy" on page 16 above. The 2007 restricted stock unit targets for the named executive officer positions are shown in the "Long-Term Incentive Target Awards" table on page 21 above. The restricted stock units pay quarterly cash dividend equivalents equal to the amount of any dividends paid on our Parent's common stock. The Committee believes that the service-based nature of restricted stock units is effective in retaining an experienced and capable management team.

        The Equity Incentive Plan provides that upon a named executive officer's retirement, the Committee may vest his restricted stock in its discretion. In exercising its discretion, the Committee considers many factors, such as the named executive officer's:

  •
  assistance in the succession planning process;

  •
  level of contribution to the Company; and

  •
  tenure with the Company.

The Committee has not set specific criteria by which it would exercise discretion to vest retiring named executive officers' restricted stock but rather considers discretionary vesting on a case-by-case basis.

        The Committee also may issue ad hoc grants of restricted stock units to executives in its discretion. Restrictions on ad hoc grants can be performance-based or service-based at the Committee's discretion. Ad hoc grants awarded by the Committee during 2007 are discussed in "2007 COMPENSATION DECISIONS" on page 30 below.

4.    SUPPLEMENTAL SENIOR EXECUTIVE RETIREMENT PLAN

        Progress Energy sponsors the Supplemental Senior Executive Retirement Plan ("SERP"), which provides a supplemental, unfunded pension benefit for executive officers who have at least 10 years of service and at least three years of service on Progress Energy's Senior Management Committee. The SERP is designed to provide pension benefits above those earned under Progress Energy's qualified pension plan. Current tax laws place various limits on the benefits payable under Progress Energy's qualified pension, including a limit on the amount of annual compensation that can be taken into account when applying the plan's benefit formulas. Therefore, the retirement incomes provided to the named executive officers by the qualified plans generally constitute a smaller percentage of final pay than is typically the case for other Company employees. In order to make up for this shortfall and maintain the market-competitiveness of our Parent's executive retirement benefits, our Parent maintains the SERP for executive officers, including the named executive officers.

        The SERP defines covered compensation as annual base salary plus the annual cash incentive award. The qualified plans define covered compensation as base salary only. The Committee believes it is appropriate to include annual cash incentive awards in the definition of covered compensation for purposes of determining pension plan benefits for the named executive officers to ensure that the named executive officers can replace in retirement a portion of total compensation that is similar to the portion that is replaced for other employees who participate in Progress Energy's pension plan. This approach takes into account the fact that base pay alone comprises a relatively smaller percentage of a named executive officer's total compensation than of other employees' total compensation.

        The Committee believes that the SERP is a valuable and effective tool for retention due to its vesting requirements and its significant benefit. Total years of service attributable to an eligible executive officer may consist of actual or deemed years. The Committee grants deemed years of service on a case-by-case basis depending upon our need to attract and retain a particular executive officer. Except for Messrs. Yates and McArthur, all of our named executive officers are fully vested in the SERP.

        Payments under the SERP are made in the form of an annuity, payable at age 65. The monthly SERP payment is calculated using a formula that equates to 4 percent per year of service (capped at 62 percent) multiplied by the average monthly eligible pay for the highest completed 36 months of eligible pay. Eligible pay includes base salary and annual incentive. Benefits under the SERP are fully offset by Social Security benefits and by benefits paid under Progress Energy's qualified pension plan. An executive officer, who is age 55 or older with at least 15 years of service, may elect to retire and commence his or her SERP benefit prior to age 65. This would result in a 2.5 percent decrease in the executive officer's accrued benefits under the SERP for each year that he or she is younger than age 65.

5.    MANAGEMENT CHANGE-IN-CONTROL PLAN

        Our Parent sponsors a Management Change-In-Control Plan (the "CIC Plan") for selected employees. The purpose of the CIC Plan is to retain key management employees who are critical to the success of any transition resulting from a change-in-control ("CIC") of our Parent. Providing such protection to executive officers in general minimizes disruption during a pending or anticipated CIC. Under the CIC Plan, our Parent generally defines a CIC as occurring at the earliest of the following:

  •
  the date any person or group becomes the beneficial owner of 25 percent or more of the combined voting power of our Parent's then outstanding securities; or

  •
  the date a tender offer for the ownership of more than 50 percent of our Parent's then outstanding voting securities is consummated; or

  •
  the date our Parent consummates a merger, share exchange or consolidation with any other corporation or entity, regardless of whether Progress Energy is the surviving company, unless our Parent's outstanding securities immediately prior to the transaction continue to represent more than 60 percent of the combined voting power of the outstanding voting securities of the surviving entity immediately after the transaction; or

  •
  the date, when, as a result of a tender offer, exchange offer, proxy contest, merger, share exchange, consolidation, sale of assets or any combination of the foregoing, the directors serving as of the effective date of the change-in-control plan, or elected thereafter with the support of not less than 75 percent of those directors, cease to constitute at least two-thirds (2/3) of the members of Progress Energy's Board of Directors; or

  •
  the date that Progress Energy's shareholders approve a plan of complete liquidation or winding-up or an agreement for the sale or disposition by our Parent of all or substantially all of its assets; or

  •
  the date of any other event that Progress Energy's Board of Directors determines should constitute a CIC.

        The purposes of the CIC Plan and the levels of payment it provides are designed to:

  •
  ensure business continuity during a transition and thereby maintain the value of the acquired company;

  •
  allow executives to focus on their jobs by easing termination concerns;

  •
  demonstrate our Parent's commitment to its executives;

  •
  reward executives for their role in executing a transition, and if appropriate, align awards with the new company's performance;

  •
  recognize the additional stress, efforts and responsibilities of employees during periods of transition; and

  •
  keep executives in place and provide them with severance only if a CIC transaction is completed.

        The Committee has the sole authority and discretion to designate employees and/or positions for participation in the CIC Plan. The Committee has designated certain positions, including all of the named executive officer positions, for participation in the CIC Plan. Participants are not eligible to receive any of the CIC Plan's benefits absent both a CIC of our Parent and an involuntary termination of the participant's employment without cause, including voluntary termination for good reason. Good reason termination includes changes in employment circumstances such as:

  •
  a reduction of base salary or incentive targets;

  •
  certain reductions in position or scope of authority;

  •
  a significant change in work location; or

  •
  a breach of provisions of the CIC Plan.

        Rather than allowing benefit amounts to be determined at the discretion of the Committee, the CIC Plan has specified multipliers that are designed to be attractive to the executives and competitive with current market practices. With the assistance of its executive compensation and benefits consultant, the Committee has reviewed the benefits provided under the CIC Plan to ensure that they meet our Parent's needs, are reasonable and fall within competitive parameters. The Committee has determined that the current multipliers are needed in order for the CIC Plan to be effective at meeting the goals described above.

        The CIC Plan provides separate tiers of severance benefits based on the position a participant holds within our company. The continuation of health and welfare benefits coverage and the degree of excise tax gross-up for terminated participants align with the length of time during which they will receive severance benefits.

        The following table sets forth the key provisions of the CIC Plan benefits as it relates to our named executive officers:

	Tier I	Tier II
Eligible Positions	Chief Executive Officer, Chief Operating Officer, Presidents and Executive Vice Presidents	Senior Vice Presidents
Cash Severance	300% of base salary and annual incentive*	200% of base salary and annual incentive*
Health & Welfare Coverage Period	Coverage up to 36 months	Coverage up to 24 months
Gross-ups	Full gross-up of excise tax	Conditional gross-up of excise tax

                *The cash severance payment will be equal to the sum of the applicable percentage of annual base salary and the greater of the average of the participant's annual incentive award for the three years immediately preceding the participant's employment termination date, or the participant's target annual incentive award for the year his employment with our Parent terminates.

        Additionally, the following benefits are potentially available to named executive officers upon a change-in-control of our Parent.

Benefit	Description
Annual Incentive	100% of target bonus
Restricted Stock Agreements	Restrictions are fully removed on all outstanding grants upon termination and executive takes full and unrestricted ownership of shares
Performance Share Sub-Plan	Outstanding grants vest as of the termination date and interim calculations are made to determine payout
Stock Option Agreements	Rights dependent upon whether option has been assumed by successor
Supplemental Senior Executive Retirement Plan	Participant shall be deemed to have met minimum service requirements for benefit purposes. Participant shall be entitled to payment of benefit under the SERP
Deferred Compensation	Entitled to payment of accrued benefits in all accrued nonqualified deferred compensation plans
Split-Dollar Life Insurance Policies*	Progress Energy pays all premiums due under a split-dollar life insurance arrangement under which the terminated participant is the insured for a period not to exceed the applicable period of either 36 (Tier I) or 24 (Tier II) months

                *Prior to 2003, Progress Energy sponsored an executive split-dollar life insurance program. The plan provided life insurance coverage approximately equal to three times salary for executive officers. During 2003, Progress Energy discontinued its executive split-dollar program for all future executives and discontinued its payment of premiums on existing split-dollar policies for senior executives in response to the Internal Revenue Service's final split-dollar regulations and the Sarbanes-Oxley Act of 2002.

        In the event of a change-in-control of our Parent, each named executive officer can receive the greater of benefits provided under the CIC Plan or severance benefits provided under his employment agreement, but not both.

        The tables captioned "Potential Payments Upon Termination," on pages 58 through 69 below show the potential payments each of our named executive officers would receive in the event of a CIC of our Parent.

        The CIC Plan also permits the Progress Energy Board to establish a nonqualified trust to protect the benefits of the impacted participants. This type of trust generally is established to protect nonqualified and/or deferred compensation against various risks such as a CIC or a management change-of-heart. Any such trust the Progress Energy Board establishes will be irrevocable and inaccessible to future or current management, and may be currently funded. To date, no such trust has been funded with respect to any of our named executive officers.

6.     EMPLOYMENT AGREEMENTS

        Each named executive officer has an employment agreement that documents our or our Parent's relationship with that executive. We provide these agreements to the executives as a means of attracting and retaining them. Each agreement has a term of three years. When an agreement's remaining term diminishes to two years, the agreement automatically adds another year to the term, unless we give 60 days advance notice that we do not want to extend the agreement. If a named executive officer is terminated without cause during the term of the agreement, he is entitled to severance payments equal to his base salary times 2.99, as well as up to 18 months of COBRA reimbursement. A description of each named executive officer's employment agreement is discussed under the "Employment

Agreement" section of the "Discussion of Summary Compensation Table and Grants of Plan-Based Awards Table" on page 44 of this proxy statement.

        The Committee provides employment agreements to the named executive officers because it believes that such agreements are important for the Company and Progress Energy to be competitive and retain a cohesive management team. The employment agreements also provide for a defined employment arrangement with the executives and provide various protections for us and our Parent, such as prohibiting competition with us or our Parent, solicitation of our or our Parent's employees and disclosure of confidential information or trade secrets. The Committee believes that the terms of the employment agreements are in line with general industry practice.

7.     EXECUTIVE PERQUISITES

        We provide certain perquisites and other benefits to our executives in lieu of including the costs of those benefits in the executives' base salaries. Under this approach, the costs of perquisites and other personal benefits are not considered part of base salary and therefore do not affect the calculation of awards and benefits under the various compensation arrangements (e.g., incentive compensation plans and post-employment compensation arrangements). During 2007, executives received gross-up payments for state and federal income tax obligations related to the perquisites. Amounts attributable to perquisites are disclosed in the "All Other Compensation" column of the Summary Compensation Table on page 36.

        The Committee believes that the perquisites we provide to our executives are reasonable, competitive and consistent with our overall executive compensation program in that they help us attract and retain skilled and qualified executives. We believe that these benefits generally allow our executives to work more efficiently and in the case of the tax and financial planning services, help them to optimize the value received from all of the compensation and benefits programs we offer. The costs of these benefits constitute only a small percentage of each named executive officer's total compensation.

        During 2007 and 2008, the Committee evaluated the perquisites program in order to determine whether it was competitive and reasonable. As a result of this evaluation, the Committee took action to reduce the perquisites provided to the named executive officers. The following table shows the perquisites provided to the named executive officers during 2007 and the first quarter of 2008 and notes which perquisites were discontinued effective April 1, 2008.

Perquisites During 2007 And 1st Quarter 2008	Status Effective April 1, 2008
Car Allowance	Discontinued
Financial and Estate Planning	Continuing
Tax Preparation Services	Continuing
Country Club Membership	Discontinued
Luncheon and Health Club Dues	Continuing
Executive Physical	Continuing
Personal Travel on Corporate Aircraft	Discontinued
Spousal Air Travel	Discontinued
Internet and Telecom Access*	Continuing
Home Security	Continuing
Nonbusiness-Related Use of Event Tickets	Discontinued
Tax Gross-Up Payment for Perquisites	Discontinued
Accidental Death and Dismemberment Insurance	Continuing

                *Including use at home of Company-owned computer.

        Additionally, during 2007, the Committee eliminated the periodic washing of named executive officers' vehicles as a perquisite. This perquisite was eliminated beginning July 1, 2007.

8.     OTHER BROAD-BASED BENEFITS

        The named executive officers receive the general corporate benefits that are provided to all of our regular, full-time, nonbargaining employees. These broad-based benefits include the following:

  •
  participation in the Progress Energy 401(k) plan (including a limited match by our Parent of up to 6 percent of eligible compensation);

  •
  participation in Progress Energy's funded, tax-qualified, noncontributory defined-benefit pension plan, which uses a cash balance formula to accrue benefits; and

  •
  general health and welfare benefits such as medical, dental, vision and life insurance, as well as long-term disability coverage.

9.     DEFERRED COMPENSATION

        Progress Energy sponsors the Management Deferred Compensation Plan (the "MDCP"), an unfunded, deferred compensation arrangement. The plan is designed to provide executives with tax deferral options, in addition to those that are available under the existing qualified plans. An executive may elect to defer, on a pre-tax basis, payment of up to 50 percent of his or her salary for a minimum of five years or until his or her date of retirement. Historically, as a make-up for the 401(k) statutory compensation limits, executives also received deferred compensation credits of up to 6 percent of their base salary over the Internal Revenue Code statutory compensation limit on 401(k) retirement plans. This was accomplished through a base contribution of 3 percent plus an incentive contribution of up to an additional 3 percent by our Parent. Beginning January 1, 2008, Progress Energy increased its base contribution to 6 percent of base salary and eliminated the incentive portion of the additional contribution. This change was made to replicate similar changes made in Progress Energy's broad-based 401(k) plan. The Committee viewed the matching feature as a restoration benefit designed to restore the matching contribution the executive would have received if the Internal Revenue Service compensation limits remained in effect. These matching allocations are allocated to an account that will be deemed initially to be invested in shares of a stable value fund within the MDCP. Each executive may reallocate his or her deferred compensation among the other available deemed investment funds that mirror those options available under the Progress Energy 401(k) Plan.

        Executives can elect to defer up to 100 percent of their MICP and/or performance share awards. The deferral option is provided as an additional benefit to executive officers to provide flexibility in the receipt of compensation. Historically, all deferred awards were deemed to be invested in performance units, generally equivalent to shares of Progress Energy's common stock and received a 15 percent discount to Progress Energy's then-current common stock price. Beginning January 1, 2009, the discount feature will be eliminated and deferred awards may be allocated among investment options that mirror Progress Energy's 401(k) Plan.

III.    2007 COMPENSATION DECISIONS

Chief Executive Officer Compensation

  Fred Day

        Mr. Day served as Progress Energy Carolina's President and Chief Executive Officer in 2007 until his retirement on July 1, 2007. This discussion sets forth the 2007 compensation decisions the Committee made with respect to Mr. Day.

        In March 2007, the Committee approved a base salary of $415,000 for Mr. Day. This amount represented an increase of approximately 5.06 percent above his salary for 2006 and placed Mr. Day's salary at $35,000 below the 50th percentile of the market for our Parent's peer group. Mr. Day's salary increase was due in part to him maintaining excellent community relations, effectively managing key issues, preparing his successor, and assisting with the transition to Progress Energy's operating company strategy.

        For 2007, the Committee established Mr. Day's MICP target award at 55 percent of base salary. This target award was the same as Mr. Day's 2006 target award and represented a target award opportunity consistent with the 50th percentile of the market for our Parent's peer group. The payout of the 2007 award was based on Mr. Day's performance goals, which were focused on the following general areas of Company success: maintaining excellence in business operations, maintaining a constructive regulatory environment, having loyal and satisfied customers, providing good value to investors, leading motivated and productive employees, and demonstrating exemplary corporate citizenship.

        Based upon Mr. Day's achievement of his established goals prior to his retirement in July 2007, the Committee, on February 25, 2008, approved payment of an MICP award of $150,000, which is equal to 117 percent of Mr. Day's target award, pro rated to reflect his dates of service.

        With respect to his long-term incentive compensation, in 2007, Mr. Day was granted 4,904 restricted stock units and 9,893 performance shares in accordance with his pre-established targets of 58 percent and 117 percent, respectively, of base salary. Additionally, Mr. Day was granted 19,786 transitional performance shares (9,893 to vest in 2008 and 9,893 to vest in 2009) consistent with the discussion captioned "Performance Shares" in the "LONG-TERM INCENTIVES" section on page 21 above. Based on Mr. Day's retirement eligible status, the full value of the performance shares granted in 2007 was expensed on the Company's books and included in the "Summary Compensation Table" on page 36 of this proxy statement. As a result of Mr. Day's retirement on July 1, 2007, each of the three grants of performance shares that had been issued to Mr. Day in March of 2007 vested in accordance with the terms of the PSSP. Under the terms of the PSSP, these grants will pay out based on actual Progress Energy performance after the end of the applicable performance periods.

        On June 29, 2007, the Committee accelerated the vesting of 18,167 shares of previously granted restricted stock and 4,584 restricted stock units to June 30, 2007 in connection with Mr. Day's retirement. The remaining 320 restricted stock units vested automatically on June 30, 2007. This action was taken in recognition of Mr. Day's dedication, service and valued contribution to the success of the Company. The value of the accelerated vesting of restricted stock and restricted stock units is included in the "Summary Compensation Table" on page 36 of this proxy statement.

        The significant increase in year over year total compensation to Mr. Day, as noted in the "Summary Compensation Table," on page 36 of this proxy statement was largely due to the expensing impacts pursuant to FAS 123R of both (i) the one-time transitional performance share grants that were issued to address the ineffectiveness of the long-term incentive plan as described in the "Performance Shares" discussion of the "LONG-TERM INCENTIVES" section on page 21 above and (ii) the acceleration of restricted stock and restricted stock units resulting from Mr. Day's retirement.

  Lloyd M. Yates

        Mr. Yates became the President and Chief Executive Officer of the Company on July 1, 2007. Prior to his promotion, he had served as the Company's Senior Vice President—Energy Delivery.

        In March 2007, the Committee approved a salary of $370,000 for Mr. Yates, representing an increase of approximately 13.8 percent above his salary for 2006. This 2007 base salary approximated the 50th percentile of the market for our Parent's peer group. On July 1, 2007, Mr. Yates was promoted to President and Chief Executive Officer of the Company. As a result, the Committee approved increasing his base salary to $400,000, effective July 1, 2007. The newly established base salary for Mr. Yates was set at 89 percent of the 50th percentile of the market for our Parent's peer group and was $50,000 below the 50th percentile of the market for our Parent's peer group. The Committee established Mr. Yates's base salary at this level to reflect his short tenure in the Chief Executive Officer position.

        For 2007, Mr. Yates's MICP target award was approximately 50 percent of base salary, reflecting a pro rated blend of the applicable incentive targets for the respective positions he held in 2007 (45 percent for the Senior Vice President position and 55 percent for the President and Chief Executive Officer position). The Committee set Mr. Yates's MICP target at 55 percent of base salary based on Mercer's advice that this level is consistent with the 50th percentile of the market for our Parent's peer group. Mr. Yates's performance goals for 2007 were consistent with the focus areas that were established for Mr. Day. In recognition of his achievements in his various roles during 2007, the Committee awarded Mr. Yates an MICP payout of $265,000, which is equal to 142 percent of his 2007 target award. Mr. Yates's award was due in part to his role in overseeing the Company's achievement of top quartile performance for JD Power's residential survey ranking and maintaining EEI top decile levels in safety performance. Other successes noted by the Committee in reaching its decision included Mr. Yates's exceeding the net income goal and continuing to build constructive relationships with regulators and key legislators in the Company's service territory.

        With respect to his long-term incentive compensation, in 2007, Mr. Yates was granted 4,727 restricted stock units and 9,535 performance shares in accordance with his pre-established targets of 58 percent and 117 percent, respectively, of base salary. Additionally, Mr. Yates was granted 19,070 transitional performance shares (9,535 to vest in 2008 and 9,535 to vest in 2009 to address the ineffectiveness of the former long-term incentive plan as described in the "Performance Shares" discussion of the "LONG-TERM INCENTIVES" section above). The Committee also issued an ad hoc grant of 9,000 restricted stock units to Mr. Yates in order to ensure the Company's ability to retain his nuclear expertise during the anticipated increase in nuclear construction throughout the United States. The significant increase in year over year total compensation to Mr. Yates, as noted in the "Summary Compensation Table," was largely due to the expensing impacts pursuant to FAS 123R of these one-time transitional performance share grants.

Chief Financial Officer Compensation

  Peter M. Scott III

        For 2007, the Committee approved a base salary of $675,000 for Mr. Scott. This amount represented an increase of approximately 8 percent above his salary for 2006 and placed Mr. Scott's salary at $115,000 above the 50th percentile of the market for our peer group. Mr. Scott's salary increase was based on the Committee's recognition of (i) his success in leading Progress Energy to achieve its financial restructuring goals while sustaining earnings growth and continuing to increase its annual dividend yield; and (ii) the fact that the scope of Mr. Scott's position exceeds that of a traditional CFO role because Mr. Scott also acts as President of Progress Energy Service Company, LLC (the "Service Company") and serves as our Parent's primary administrative officer.

        For 2007, the Committee awarded Mr. Scott an MICP award of $600,000, which is equal to 144 percent of his target award. Mr. Scott's 2007 MICP target percentage did not change from the previous year and was established pursuant to the 2005 amendment to his employment agreement with our Parent. Mr. Scott's performance goals for 2007 were consistent with the focus areas that were established for Mr. Day, which are discussed above. Mr. Scott's award was due in part to his leadership in overseeing various financial successes, including Progress Energy's achievement of its target EPS for the third consecutive year, the successful conclusion of our Parent's sale of assets in connection with its restructuring goals, the achievement of upgraded credit ratings and the reduction in departmental spending within the Service Company.

        With respect to his long-term incentive compensation, in 2007, Mr. Scott was granted 11,690 restricted stock units and 22,693 performance shares in accordance with his pre-established targets of 85 percent and 165 percent, respectively, of base salary. While Mr. Scott's long-term incentive targets were above the 50th percentile of the market for our Parent's peer group, the Committee did not adjust them in 2007 because they were contractually established pursuant to the 2005 amendment to Mr. Scott's employment agreement with our Parent. Additionally, Mr. Scott was granted 45,386 transitional performance shares that will vest on April 1, 2008, per the amendment to Mr. Scott's employment agreement with our Parent to address the ineffectiveness of the former long-term incentive plan as described in the "Performance Shares" discussion of the "LONG-TERM INCENTIVES" section on page 21 above. The significant increase in year over year total compensation to Mr. Scott, as noted in the "Summary Compensation Table" on page 36 of this proxy statement, was largely due to the expensing impacts pursuant to FAS 123R of these one-time transitional performance share grants.

Compensation of Other Named Executive Officers

        For 2007, the Committee approved base salaries for Messrs. Johnson, Hinnant and McArthur of $790,000, $510,000 and $435,000, respectively. On December 11, 2007, the Committee increased Mr. Johnson's base salary to $950,000 (retroactive to October 12, 2007) as a result of his promotion to Chairman, President and Chief Executive Officer of Progress Energy. Mr. Johnson's newly established base salary was set at $154,000 below the 50th percentile of the market for our Parent's peer group. The Committee established Mr. Johnson's base salary at this level to reflect his short tenure in the Chief Executive Officer position. The base salary for Mr. Hinnant represented an increase of approximately 6.25 percent above his 2006 salary and placed his 2007 salary at $80,000 above the 50th percentile of the market for our Parent's peer group. The Committee set Mr. Hinnant's base salary at its 2007 level due to its determination that his nuclear background and expertise and his leadership and tenure in his current position justified a salary above the 50th percentile of the market for our Parent's peer group. The base salary approved for Mr. McArthur placed his base salary within 10 percent of the 50th percentile of the market for our Parent's peer group.

        For 2007, the Committee awarded Messrs. Johnson, Hinnant and McArthur MICP awards as described in the table below.

Named Executive Officer	2007 MICP Award	Percent of Target	Explanation of Award
William D. Johnson	$863,500	145	Mr. Johnson's award was due in part to his significant leadership role in overseeing the start of the commercial operation of the new Hines 4 gas unit ahead of schedule, successfully implementing Progress Energy's restructuring plans, and achieving excellent customer satisfaction and plant safety ratings. The Committee also considered Mr. Johnson's role in developing Progress Energy's Balanced Solution Strategy, which addresses both additional projected growth and climate change, and the comprehensive energy legislation adopted in the Carolinas that provides for cost recovery of environmental, operating and maintenance expenses and renewables.
Clayton S. Hinnant	$250,000	112	Mr. Hinnant was instrumental in successfully implementing a long-term generation strategy for meeting our baseload generation needs, with nuclear generation as our preferred baseload option; implementing the Company's capital improvement plan and project management practices; and in improving communications with employees.
John R. McArthur	$275,000	143	Mr. McArthur played a significant leadership role in developing comprehensive legislation in the Carolinas that provides significant additional cost recovery and support for new baseload generation; and in establishing the strategic framework for addressing climate change and new generation needs with our Balanced Solution Strategy.

        With respect to long-term incentive compensation, in 2007 each of the other named executive officers received annual grants of restricted stock units and performance shares in accordance with their pre-established targets. The table below describes those grants, as well as transitional performance share grants and ad hoc grants of restricted stock units that the Committee issued in 2007.

Named Executive Officer	Restricted Stock Units	Transitional Performance Shares Vesting 2008	Transitional Performance Shares Vesting 2009	Performance Shares Vesting 2010	Ad Hoc Restricted Stock Units
William D. Johnson	14,808	29,456	29,456	29,456	—
Clayton S. Hinnant	5,196	10,391	10,391	10,391	—
John R. McArthur	4,432	8,863	8,863	8,863	9,000

        As described in the "Performance Shares" discussion of the "LONG-TERM INCENTIVES" section on page 21 above, the one-time grants of transitional performance shares were issued by the Committee to address the ineffectiveness of the former long-term incentive plan. The significant increase in year over year total compensation to each of the other named executive officers, as noted in the "Summary Compensation Table" on page 36 of this proxy statement, was largely due to the expensing impacts pursuant to FAS 123R of both (i) the one-time transitional performance share grants, as well as (ii) the ad hoc grants for the applicable officers as set forth in the table above.

        During 2007, the Committee also issued ad hoc grants to John R. McArthur consisting of 9,000 restricted stock units, as set forth in the table above. The ad hoc grant to Mr. McArthur was issued in an effort to retain his excellent leadership and guidance in addressing regulatory and policy matters related to the implementation of our Balanced Solution Strategy.

        On December 11, 2007, the Committee accelerated the vesting of 18,067 shares of previously granted restricted stock and 4,178 restricted stock units to December 31, 2007 in connection with M. Hinnant's retirement. The remaining 1,018 restricted stock units vested automatically on December 31, 2007. Pursuant to the terms of Progress Energy's PSSP, performance shares granted to Mr. Hinnant vested upon his retirement and will pay out based on actual Progress Energy performance after each applicable performance period has ended.

IV.    COMPENSATION COMMITTEE REPORT

        The Committee has reviewed and discussed this CD&A with management as required by Item 402(b) of Regulation S-K. Based on such review and discussions, the Committee recommended to the Company's Board of Directors that the CD&A be included in this Proxy Statement.

                      Organization and Compensation Committee
                      of the Board of Directors of Progress Energy, Inc.

                      E. Marie McKee, Chair
                      David L. Burner
                      Harris E. DeLoach, Jr.
                      Robert W. Jones
                      W. Steven Jones
                      John H. Mullin, III

        Unless specifically stated otherwise in any of the Company's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the foregoing Compensation Committee Report shall not be deemed soliciting material, shall not be incorporated by reference into any such filings and shall not otherwise be deemed filed under such Acts.

SUMMARY COMPENSATION TABLE

        The following Summary Compensation Table discloses the compensation of both individuals who served as our Chief Executive Officer during 2007, our Chief Financial Officer, and the other three highest paid executive officers who were serving at the end of 2007. The values in the table reflect the compensation expense as required by generally accepted accounting principles, in particular, FAS 123R. For example, our stock option program was discontinued in 2004, but because options are expensed over the vesting period, the table reflects the remaining expense for options that vested in 2006. Similarly, performance shares granted in 2007 generally are expensed over the applicable vesting period. However, since Messrs. Day, Scott, and Hinnant were retirement eligible under the 2002 Equity Incentive Plan as of December 31, 2007, full recognition of expense associated with the expected payout of outstanding performance shares was required. Additionally, column (h) is dependent upon actuarial assumptions for determining the amounts included. A change in these actuarial assumptions would impact the values shown in this column. Where appropriate, we have indicated the major assumptions in the footnotes to column (h).

Name and Principal Position (a)	Year (b)	Salary[1] ($) (c)	Bonus ($) (d)	Stock Awards[2] ($) (e)		Option Awards[3] ($) (f)	Non-Equity Incentive Plan Compensation[4] ($) (g)		Change in Pension Value and Nonqualified Deferred Compensation Earnings[5] ($) (h)		All Other Compensation[6] ($) (i)		Total ($) (j)

Fred N. Day IV, President and Chief Executive Officer, PEC (retired effective July 1, 2007)	2007 2006	$233,212 392,692	N/A	$2,469,403 269,404	[7] [10]	$0 35,190	$150,000 335,000		$419,722 582,051	[8] [11]	$99,848 103,186	[9] [12]	$3,372,185 1,717,523
Lloyd M. Yates, President and Chief Executive Officer, PEC (as of July 1, 2007)	2007 2006	$374,039 308,846	N/A	$1,505,493 161,153	[13] [16]	$0 14,393	$265,000 240,000		$26,730 21,399	[14] [17]	$127,981 89,893	[15] [18]	$2,299,243 835,684
William D. Johnson, Chairman (formerly Group President)[19]	2007 2006	$807,539 711,539	N/A	$4,827,026 1,029,242	[20] [23]	$0 44,790	$863,500 895,000		$946,938 985,266	[21] [24]	$299,445 153,133	[22] [25]	$7,744,448 3,818,970
Peter M. Scott III, Executive Vice President and Chief Financial Officer	2007 2006	$663,462 601,923	N/A	$4,920,006 1,613,490	[26] [30]	$0 41,588	$600,000 685,000	[27] [31]	$916,425 1,109,862	[28] [32]	$338,460 145,674	[29] [33]	$7,438,353 4,197,537
Clayton S. Hinnant, Senior Vice President and Chief Nuclear Officer, PEC and PEF (retired effective January 1, 2008)	2007 2006	$495,232 476,539	N/A	$3,360,895 264,833	[34] [37]	$0 31,192	$250,000 320,000		$333,028 442,095	[35] [38]	$216,069 158,818	[36] [39]	$4,655,224 1,693,477
John R. McArthur, Senior Vice President and General Counsel	2007 2006	$426,923 389,616	N/A	$1,505,628 280,815	[40] [43]	$0 17,568	$275,000 300,000		$39,818 31,935	[41] [44]	$158,864 95,794	[42] [45]	$2,406,233 1,115,728

                1Consists of base salary earnings prior to (i) employee contributions to the Progress Energy 401(k) Savings & Stock Ownership Plan and (ii) voluntary deferrals, if any, under the Management Deferred Compensation Plan. See "Deferred Compensation" discussion in Part II of the CD&A. Salary adjustments, if necessary, generally occur in March of each year.

                2Includes the 2007 expense related to restricted stock and performance share awards for financial statement reporting purposes in accordance with FAS 123R. Assumptions made in the valuation of material stock awards are discussed in Note 10.B to our financial statements for the year ended December 31, 2007.

                3Includes the value of stock options that were granted prior to 2006 and expensed in 2006 for financial statement reporting purposes in accordance with FAS 123R. We ceased granting stock options in 2004. No additional expense remains with respect to our discontinued stock option program. All options were vested as of the end of 2006.

                4Includes the awards given under the Management Incentive Compensation Plan for 2006 and 2007 performance.

                5Includes the change in present value of the accrued benefit under the Progress Energy Pension Plan, SERP, and/or Restoration Plan where applicable. In addition, it includes the above market earnings on deferred compensation under the Deferred Compensation Plan for Key Management Employees. The SERP current incremental present value was determined using actuarial present value factors as provided by our actuarial consultants, Buck Consultants, based on FAS mortality assumptions post-65 and FAS discount rates of 6.0% for calculating the December 31, 2006, accrued benefit and 6.25% for the December 31, 2007, accrued benefit. The Deferred Compensation Plan for Key Management Employees was discontinued in 2000 and replaced with the Management Deferred Compensation Plan, which does not have a guaranteed rate of return. The Deferred Compensation Plan for Key Management Employees provides a fixed rate of return of 10.0% on deferred amounts, which was 2.7% above the market interest rate of 7.3% at the time the plan was frozen in 1996. Named executive officers who were participants in the Deferred Compensation Plan for Key Management Employees continue to receive the plan benefits with respect to amounts deferred prior to its discontinuance. The above market earnings under the Deferred Compensation Plan for Key Management Employees are included in this column for Messrs. Johnson, Hinnant and Day.

                6Includes the following items: Company match contributions under the Progress Energy 401(k) Savings & Stock Ownership Plan, dividends paid under provisions of the Restricted Stock Award/Unit plans and Management Deferred Compensation Plans; perquisites and tax gross-ups; change in benefit value under the Supplemental Deferred Compensation Program agreement; and the dollar value of the premium relating to the term portion and the present value of the premium relating to the whole life portion of the benefit to be received pursuant to the Executive Permanent Life Insurance program. The two drivers of expense under the Executive Permanent Life Insurance program are the number of years remaining until the policy splits and the Company portion of the premium. The greater the number of years until rollout, the higher the cost to us to provide the future benefit.

                7Includes the following expense for performance shares, restricted stock, and restricted stock units. PSSP grants: 2005 grant—$0; 2006 grant—($258,072); 2007 1-year transitional grant—$752,363; 2007 2-year transitional grant—$752,363; 2007 grant—$501,575. Negative expense for the 2006 grant was due to the reversal of a portion of the accrued expense on December 31, 2006, as compared to the estimated payout as of December 31, 2007, for the 2006 grant. Restricted stock and restricted stock unit amortization: $721,175.

                8Includes changes in present value of the accrued benefit during 2007 for the following plans: Progress Energy Pension Plan: $94,390; SERP: $322,392; and above market earnings on compensation deferred under the Deferred Compensation Plan for Key Management Employees of $2,940.

                9Consists of (i) $7,778 in Company contributions under the Progress Energy 401(k) Savings & Stock Ownership Plan; (ii) $13,454 in dollar value of premiums related to the Executive Permanent Life Insurance program based on two years until the policy splits and the total policy premium of $95,000; (iii) $5,561 in deferred compensation credits pursuant to the terms of the Management Deferred Compensation Plan; (iv) $19,629 in gross-up payments for certain federal and state income tax obligations; (v) $28,993 in Restricted Stock/Unit Dividends; and (vi) $24,433 in perquisites consisting of the following: auto allowance, $8,100; financial/estate/tax planning, $10,925; country club dues, $2,642; and personal use of Company aircraft, $0. Other perquisites include luncheon club membership, home security, internet and telecom access, tickets to sporting and cultural arts events, executive physical and AD&D insurance.

                10Includes the following expense for performance shares and restricted stock. PSSP grants: 2003 grant—($89,411); 2004 grant—($180,370); 2005 grant—($250,320); 2006 grant—$516,144. Negative expense for the 2003, 2004 and 2005 grants was due to the reversal of a portion of the accrued expense on December 31, 2005, as compared to (i) the actual payout in 2006 for the 2003 grant or (ii) the estimated payout as of December 31, 2006, for the 2004 and 2005 grants. Restricted stock amortization: $273,361.

                11Includes changes in present value of the accrued benefit during 2006 for the following plans: Progress Energy Pension Plan: $95,280; SERP: $484,194 primarily due to increase in average monthly eligible pay over the past 36 months. In addition, this includes the above market earnings on compensation deferred under the Deferred Compensation Plan for Key Management Employees of $2,577.

                12Consists of (i) $11,955 in Company contributions under the Progress Energy 401(k) Savings & Stock Ownership Plan; (ii) $17,556 in dollar value of premiums related to the Executive Permanent Life Insurance program based on 3 years until the policy splits and the total policy premium of $95,000; (iii) $9,643 in deferred compensation credits pursuant to the terms of the Management Deferred Compensation Plan; (iv) $22,357 in gross-up payments for certain federal and state income tax obligations; and (v) $41,674 in perquisites including $14,627 for financial and estate planning and $16,200 for auto allowance. Other perquisites include country club membership, luncheon club membership, executive physical, personal use of Company aircraft, car washes, home security, home computer and AD&D insurance.

                13Includes the following expense for performance shares, restricted stock, and restricted stock units. PSSP grants: 2005 grant—$65,814; 2006 grant—($4,284); 2007 1-year transitional grant—$725,137; 2007 2-year transitional grant—$310,773; 2007 grant—$131,843. Negative expense for the 2006 grant was due to the reversal of a portion of the accrued expense on December 31, 2006, as compared to the estimated payout as of December 31, 2007, for the 2006 grant. Restricted stock and restricted stock unit amortization: $276,210.

                14Includes changes in present value of the accrued benefit during 2007 for the following plans: Progress Energy Pension Plan: $16,071; and Restoration Retirement Plan: $10,660.

                15Consists of (i) $10,215 in Company contributions under the Progress Energy 401(k) Savings & Stock Ownership Plan; (ii) $4,263 in dollar value of premiums related to the Executive Permanent Life Insurance program based on 19 year until the policy splits and the total policy premium of $10,615; (iii) $5,821 in deferred compensation credits pursuant to the terms of the Management Deferred Compensation Plan; (iv) $17,973 in gross-up payments for certain federal and state income tax obligations; (v) $50,984 in Restricted Stock/Unit Dividends; and (vi) $38,725 in perquisites consisting of the following: auto allowance, $15,300; financial/estate/tax planning, $10,183; country club dues, $3,425; and personal use of Company aircraft, $4,470. Other perquisites include luncheon club membership, home security, internet and telecom access, tickets to sporting and cultural arts events, executive physical and AD&D insurance.

                16Includes the following expense for performance shares and restricted stock. PSSP grants: 2003 grant—($33,103); 2004 grant—($72,398); 2005 grant—$60,330; 2006 grant—$94,251. Negative expense for the 2003 and 2004 grants was due to the reversal of a portion of the accrued expense on December 31, 2005, as compared to (i) the actual payout in 2006 for the 2003 grant or (ii) the estimated payout as of December 31, 2006, for the 2004 grant. Restricted stock amortization: $112,073.

                17Includes changes in present value of the accrued benefit during 2006 for the following plans: Progress Energy Pension Plan: $13,583; and Restoration Plan: $7,816.

                18Consists of (i) $11,640 in Company contributions under the Progress Energy 401(k) Savings & Stock Ownership Plan; (ii) $4,214 in dollar value of premiums related to the Executive Permanent Life Insurance program based on 20 years until the policy splits and the total policy premium of $10,615; (iii) $3,745 in deferred compensation credits pursuant to the terms of the Management Deferred Compensation Plan; (iv) $24,352 in gross-up payments for certain federal and state income tax obligations; and (v) $45,942 in perquisites, including $18,252 for financial and estate planning and $16,200 for auto allowance. Other perquisites include country club membership, luncheon club membership, executive physical, personal use of Company aircraft, car washes, home security, home computer and AD&D insurance.

                19Mr. Johnson does not receive additional compensation for his service on our Board of Directors.

                20Includes the following expense for performance shares, restricted stock, and restricted stock units. PSSP grants: 2005 grant—$305,038; 2006 grant—($19,854); 2007 1-year transitional grant—$2,240,129; 2007 2-year transitional grant—$960,055; 2007 grant—$640,037. Negative expense for the 2006 grant was due to the reversal of a portion of the accrued expense on December 31, 2006, as compared to the estimated payout as of December 31, 2007, for the 2006 grant. Restricted stock and restricted stock unit amortization: $701,620.

                21Includes changes in present value of the accrued benefit during 2007 for the following plans: Progress Energy Pension Plan: $39,290; SERP: $899,897; and above market earnings on compensation deferred under the Deferred Compensation Plan for Key Management Employees of $7,751.

                22Consists of (i) $11,040 in Company contributions under the Progress Energy 401(k) Savings & Stock Ownership Plan; (ii) $15,967 in dollar value of premiums related to the Executive Permanent Life Insurance program based on one year until the policy splits and the total policy premium of $44,500; (iii) $26,304 in deferred compensation credits pursuant to the terms of the Management Deferred Compensation Plan; (iv) $44,722 in gross-up payments for certain federal and state income tax obligations; (v) $152,922 in Restricted Stock/Unit Dividends; and (vi) $48,490 in perquisites consisting of the following: auto allowance, $18,600; financial/estate/tax planning, $10,758; country club dues, $4,393; and personal use of Company aircraft, $3,755. Other perquisites include luncheon club membership, home security, internet and telecom access, tickets to sporting and cultural arts events, executive physical and AD&D insurance.

                23Includes the following expense for performance shares and restricted stock. PSSP grants: 2003 grant—($130,292); 2004 grant—($264,714); 2005 grant—$279,619; 2006 grant—$436,783. Negative expense for the 2003 and 2004 grants was due to the reversal of a portion of the accrued expense on December 31, 2005, as compared to (i) the actual payout in 2006 for the 2003 grant or (ii) the estimated payout as of December 31, 2006, for the 2004 grant. Restricted stock amortization: $707,847.

                24Includes changes in present value of the accrued benefit during 2006 for the following plans: Progress Energy Pension Plan: $32,154; SERP: $946,321 primarily due to the increase in average monthly eligible pay over the last 36 months. In addition, this includes the above market earnings on compensation deferred under the Deferred Compensation Plan for Key Management Employees of $6,791

                25Consists of (i) $10,695 in Company contributions under the Progress Energy 401(k) Savings & Stock Ownership Plan; (ii) $16,671 in dollar value of premiums related to the Executive Permanent Life Insurance program based on 13 years until the policy splits and the total policy premium of $44,500; (iii) $23,326 in deferred compensation credits pursuant to the terms of the Management Deferred Compensation Plan; (iv) $43,686 in gross-up payments for certain federal and state income tax obligations; and (v) $58,755 in perquisites including $14,540 for financial and estate planning and $18,600 for auto allowance. Other perquisites include country club membership, luncheon club membership, executive physical, personal use of Company aircraft, car washes, home security, home computer and AD&D insurance.

                26Includes the following expense for performance shares, restricted stock, and restricted stock units. PSSP grants: 2005 grant—$0; 2006 grant—($436,569); 2007 1-year transitional grant—$1,725,803; 2007 2-year transitional grant—$1,725,803; 2007 grant—$1,150,535. Negative expense for the 2006 grant was due to the reversal of a portion of the accrued expense on December 31, 2006, as compared to the estimated payout as of December 31, 2007, for the 2006 grant. Restricted stock and restricted stock unit amortization: $754,434.

                27Pursuant to the amendment dated August 5, 2005, to Mr. Scott's employment agreement, the Committee exercised their discretion under the MICP to increase the award to Mr. Scott based upon Mr. Scott's performance, with such increase based upon a target award equal to 63% of Mr. Scott's base salary for the year.

                28Includes changes in present value of the accrued benefit during 2007 for the following plans: Progress Energy Pension Plan: $30,949; SERP: $885,476 primarily due to increase in average monthly eligible pay over the past 36 months.

                29Consists of (i) $11,865 in Company contributions under the Progress Energy 401(k) Savings & Stock Ownership Plan; (ii) $30,385 in dollar value of premiums related to the Executive Permanent Life Insurance program based on one year until the policy splits and the total policy premium of $44,500; (iii) $21,747 in deferred compensation credits pursuant to the terms of the Management Deferred Compensation Plan; (iv) $55,517 in gross-up payments for certain federal and state income tax obligations; (v) $164,216 in Restricted Stock/Unit Dividends; and (vi) $54,730 in perquisites consisting of the following: auto allowance, $16,200; financial/estate/tax planning, $22,191; country club dues, $7,305; and personal use of Company aircraft, $1,022. Other perquisites include luncheon club membership, home security, internet and telecom access, tickets to sporting and cultural arts events, executive physical and AD&D insurance.

                30Includes the following expense for performance shares and restricted stock. PSSP grants: 2003 grant—($120,072); 2004 grant—($245,975); 2005 grant—$359,521; 2006 grant—$873,137. Negative expense for the 2003 and 2004 grants was due to the reversal of a portion of the accrued expense on December 31, 2005, as compared to (i) the actual payout in 2006 for the 2003 grant or (ii) the estimated payout as of December 31, 2006, for the 2004 grant. Restricted stock amortization: $746,879.

                31Pursuant to the amendment dated August 5, 2005, to Mr. Scott's employment agreement, the Committee exercised their discretion under the MICP to increase the award to Mr. Scott based upon Mr. Scott's performance, with such increase based upon a target award equal to 63% of Mr. Scott's base salary for the year.

                32Includes changes in present value of the accrued benefit during 2006 for the following plans: Progress Energy Pension Plan: $27,056; SERP: $1,082,806 primarily due to increase in service accrual percentage from 56% to 60% due to additional year of service and increase in average monthly eligible pay over the past 36 months.

                33Consists of (i) $11,168 in Company contributions under the Progress Energy 401(k) Savings & Stock Ownership Plan; (ii) $33,995 in dollar value of premiums related to the Executive Permanent Life Insurance program based on 8 years until the policy splits and the total policy premium of $110,475; (iii) $18,309 in deferred compensation credits pursuant to the terms of the Management Deferred Compensation Plan; (iv) $39,198 in gross-up payments for certain federal and state income tax obligations; and (v) $43,004 in perquisites including

$18,252 for financial and estate planning and $16,200 for auto allowance. Other perquisites include country club membership, luncheon club membership, executive physical, personal use of Company aircraft, car washes, home security, home computer and AD&D insurance.

                34Includes the following expense for performance shares, restricted stock, and restricted stock units. PSSP grants: 2005 grant—$0; 2006 grant—($257,784); 2007 1-year transitional grant—$790,236; 2007 2-year transitional grant—$790,236; 2007 grant—$526,824. Negative expense for the 2006 grant was due to the reversal of a portion of the accrued expense on December 31, 2006, as compared to the estimated payout as of December 31, 2007, for the 2006 grant. Restricted stock and restricted stock unit amortization: $1,511,384.

                35Includes changes in present value of the accrued benefit during 2007 for the following plans: Progress Energy Pension Plan: $101,523; SERP: $214,898; and above market earnings on compensation deferred under the Deferred Compensation Plan for Key Management Employees of $16,607.

                36Consists of (i) $11,535 in Company contributions under the Progress Energy 401(k) Savings & Stock Ownership Plan; (ii) $13,243 in dollar value of premiums related to the Executive Permanent Life Insurance program based on two years until the policy splits and the total policy premium of $113,750; (iii) $13,730 in deferred compensation credits pursuant to the terms of the Management Deferred Compensation Plan; (iv) $19,563 in gross-up payments for certain federal and state income tax obligations; (v) $63,176 in Restricted Stock/Unit Dividends; (vi) $30,822 in perquisites consisting of the following: auto allowance, $16,200; financial/estate/tax planning, $10,148; country club dues, $0; and personal use of Company aircraft, $2,194. Other perquisites include luncheon club membership, home security, internet and telecom access, executive physical and AD&D insurance and (vii) $64,000 due to change in benefit value under the Supplemental Deferred Compensation Program agreement.

                37Includes the following expense for performance shares and restricted stock. PSSP grants: 2003 grant—($91,185); 2004 grant—($178,270); 2005 grant—($250,032); 2006 grant—$515,568. Negative expense for the 2003, 2004, and 2005 grants was due to the reversal of a portion of the accrued expense on December 31, 2005, as compared to (i) the actual payout in 2006 for the 2003 grant or (ii) the estimated payout as of December 31, 2006, for the 2004 and 2005 grants. Restricted stock amortization: $268,752.

                38Includes changes in the present value of the accrued benefit during 2006 for the following plans: Progress Energy Pension Plan: $84,742; SERP: $342,989 primarily due to increase in average monthly eligible pay over the past 36 months. In addition, this includes the above market earnings on compensation deferred under the Deferred Compensation Plan for Key Management Employees of $14,364.

                39Consists of (i) $9,750 in Company contributions under the Progress Energy 401(k) Savings & Stock Ownership Plan; (ii) $18,541 in dollar value of premiums related to the Executive Permanent Life Insurance program based on 3 years until the policy splits and the total policy premium of $113,750; (iii) $11,521 in deferred compensation credits pursuant to the terms of the Management Deferred Compensation Plan; (iv) $20,260 in gross-up payments for certain federal and state income tax obligations; (v) $58,000 due to change in benefit value under the Supplemental Deferred Compensation Program agreement; and (vi) $40,745 in perquisites including $14,913 for financial and estate planning and $16,200 for auto allowance. Other perquisites include country club membership, luncheon club membership, executive physical, personal use of Company aircraft, car washes, home security, home computer and AD&D insurance.

                40Includes the following expense for performance shares, restricted stock, and restricted stock units. PSSP grants: 2005 grant—$85,177; 2006 grant—($5,964); 2007 1-year transitional grant—$674,031; 2007 2-year transitional grant—$288,871; 2007 grant—$122,551. Negative expense for the 2006 grant was due to the reversal of a portion of the accrued expense on December 31, 2006, as compared to the estimated payout as of December 31, 2007, for the 2006 grant. Restricted stock and restricted stock unit amortization: $340,962.

                41Includes changes in the present value of the accrued benefit during 2007 for the following plans: Progress Energy Pension Plan: $20,571, and the Restoration Retirement Plan; $19,247.

                42Consists of (i) $10,514 in Company contributions under the Progress Energy 401(k) Savings & Stock Ownership Plan; (ii) $8,120 in dollar value of premiums related to the Executive Permanent Life Insurance program based on the years until the policy splits and the total policy premium of $21,050; (iii) $10,128 in deferred compensation credits pursuant to the terms of the Management Deferred Compensation Plan; (iv) $20,667 in gross-up payments for certain federal and state income tax obligations; (v) $68,340 in Restricted Stock/Unit Dividends; and (vi) $41,095 in perquisites consisting of the following: auto allowance, $14,400; financial/estate/tax planning, $10,266; country club dues, $8,201; and personal use of Company aircraft, $3,250. Other perquisites include luncheon club membership, home security, internet and telecom access, tickets to sporting and cultural arts events, executive physical and AD&D insurance.

                43Includes the following expense for performance shares and restricted stock. PSSP grants: 2003 grant—($46,113); 2004 grant—($126,515); 2005 grant—$78,078; 2006 grant—$131,202. Negative expense for the 2003 and 2004 grants was due to the reversal of a portion of the accrued expense on December 31, 2005, as compared to (i) the actual payout in 2006 for the 2003 grant or (ii) the estimated payout as of December 31, 2006, for the 2004 and 2005 grants. Restricted stock amortization: $244,163.

                44Includes changes for 2006 which include the present value of the accrued benefit for the following plans: Progress Energy Pension Plan: $15,575, and Restoration Retirement Plan; $16,360.

                45The figures for the year 2006 consists of (i) $10,132 in Company contributions under the Progress Energy 401(k) Savings & Stock Ownership Plan; (ii) $8,250 in dollar value of premiums related to the Executive Permanent Life Insurance program based on the number of years until the policy splits and the total policy premium of $21,050; (iii) $7,822 in deferred compensation credits pursuant to the terms of the Management Deferred Compensation Plan; (iv) $24,469 in gross-up payments for certain federal and state income tax obligations; and (v) $45,121 in perquisites including $14,461 for financial and estate planning and $14,400 for auto allowance. Other perquisites include country club membership, luncheon club membership, executive physical, personal use of Company aircraft, car washes, home security, home computer and AD&D insurance.

GRANTS OF PLAN-BASED AWARDS

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards[1]			Estimated Future Payouts Under Equity Incentive Plan Awards[2]
Name (a)	Grant Date (b)	Thresh- old ($) (c)	Target ($) (d)	Maxi- mum ($) (e)	Thresh- old (#) (f)	Target (#) (g)	Maxi- mum (#) (h)	All Other Stock Awards: Number of Shares of Stock or Units[3] (#) (i)	All Other Option Awards: Number of Securities Underlying Options[4] (j)	Exercise or Base Price of Option Awards[4] (k)	Grant Date Fair Value of Stock and Option Awards[5] ($) (l)

	MICP 3/7/08	$64,133	$128,266	$256,532

Fred N. Day IV, President and Chief Executive Officer, PEC (retired effective July 1, 2007)	Restricted Stock Units 3/20/07							4,904			$248,633

	PSSP[6] 3/20/07				14,839	29,679	59,358				$1,504,725

	MICP 3/7/08	$93,510	$187,019	$374,038

Lloyd M. Yates, President and Chief Executive Officer, PEC (as of July 1, 2007)	Restricted Stock Units 3/20/07							4,727			$239,659

	RSU Retention 3/20/2007							9,000			$456,300

	PSSP[6] 3/20/07				14,303	28,605	57,210				$1,450,274

	MICP 3/7/08	$279,780	$595,560	$1,191,120

William D. Johnson, Chairman (formerly Group President)	Restricted Stock Units 3/20/07							14,808			$750,766

	PSSP[6] 3/20/07				44,184	88,368	176,736				$4,480,258

	MICP 3/7/08	$208,991	$417,981	$835,962

Peter M. Scott III, Executive Vice President and Chief Financial Officer	Restricted Stock Units 3/20/07							11,690			$592,683

	PSSP[6] 3/20/07				34,039	68,079	136,158				$3,451,605

Clayton S. Hinnant,	MICP 3/7/08	$111,427	$222,854	$445,708

Senior Vice President and Chief Nuclear Officer, PEC and PEF (retired effective	Restricted Stock Units 3/20/07							5,196			$263,437

January 1, 2008)	PSSP[6] 3/20/07				15,586	31,173	62,346				$1,580,471

	MICP 3/7/08	$96,058	$192,115	$384,230

John R. McArthur, Senior Vice President	Restricted Stock Units 3/20/07							4,432			$224,702

and General Counsel	RSU Retention 3/20/07							9,000			$456,300

	PSSP[6] 3/20/07				13,294	26,589	53,178				$1,348,062

                1The Management Incentive Compensation Plan is considered a non-equity incentive compensation plan. Award amounts are shown at threshold, target, and maximum levels. The target award is calculated using the 2007 eligible earnings times the executive's target percentage. See target percentage in table on page 20 of the CD&A. Threshold is calculated at 50% of target and maximum is calculated at 200% of target. Actual award amounts paid are reflected in the Summary of Compensation Table under the "Non-Equity Incentive Plan Compensation" columns.

                2Reflects the potential payouts of the 2007 PSSP grants. The grant size was calculated by multiplying the executive's salary as of March 20, 2007, times his 2007 PSSP target and dividing by the December 29, 2006, closing stock price of $49.08. The Threshold column reflects the minimum payment level under our PSSP which is 50% of the target amount shown in the Target column. The amount shown in the maximum column is 200% of the target amount.

                3Reflects the number of restricted stock units granted during 2007 under the 2002 Equity Incentive Plan. The number of shares granted was determined by multiplying the executive's salary as of March 20, 2007, times his 2007 restricted stock target and dividing by the December 29, 2006 (last business day of the year), closing stock price of $49.08.

                4We ceased granting stock options in 2004.

                5Reflects the grant date fair value of the award based on the following assumptions: Market value of restricted stock granted on March 20, 2007, based on closing price of $50.70 per share, times the shares granted in column (i). Market value of PSSP granted on March 20, 2007, based on closing stock price on March 20, 2007, of $50.70 times target number of shares in column (g).

                6PSSP Grant totals include 2 transitional grants vesting in 2008 and 2009 in addition to the annual grant that vest in 2010.

DISCUSSION OF SUMMARY COMPENSATION TABLE AND GRANTS OF
PLAN-BASED AWARDS TABLE

EMPLOYMENT AGREEMENTS

        Messrs. Day, Yates, Johnson, Scott, Hinnant and McArthur entered into employment agreements with the Company or one of its subsidiaries, referred to collectively in this section as the "Company." Each of these agreements has an effective date of May 8, 2007. The employment agreements replace the previous employment agreements in effect for each of these officers, except that, (i) with respect to Mr. Scott, the Amendment to Employment Agreement dated August 5, 2005 remains in force in accordance with its terms and (ii) with respect to Mr. Hinnant, the Selected Executives Supplemental Deferred Compensation Program Agreement remains in force in accordance with its terms. Please see below for more information regarding these two agreements.

        These employment agreements provide for base salary, bonuses, perquisites and participation in the various executive compensation plans offered to our senior executives. The agreements expire on December 31, 2009. Thereafter, each agreement will be automatically extended by an additional year on January 1 of each year. We may elect not to extend an executive officer's agreement and must notify the officer of such an election at least 60 days prior to the automatic extension date. The employment agreements each contain restrictive covenants imposing non-competition obligations, restricting solicitation of employees and protecting our confidential information and trade secrets for specified periods if the applicable officer is terminated without cause or otherwise becomes eligible for the benefits under the agreement.

        Except for the application of previously granted years of service credit to our post-employment health and welfare plans as discussed below, the employment agreements do not effect the compensation, benefits or incentive targets payable to the applicable officers.

        With respect to Messrs. Johnson and Scott, the Employment Agreements specify that the years of service credit we previously granted to them for purposes of determining eligibility and benefits in the SERP will also be applicable for purposes of determining eligibility and benefits in our post-employment health and welfare benefit plans. Mr. Johnson was awarded seven years of deemed service toward the benefits and vesting requirements of the SERP. Three of those years also were deemed to have been in service on the Senior Management Committee for purposes of SERP eligibility. Mr. Scott has been awarded seven years of deemed service toward the benefits and vesting requirements of the SERP.

        Each Employment Agreement provides that if the applicable officer is terminated without cause or is constructively terminated (as defined in Paragraph 8(a)(i) of the agreement), then the officer will receive (i) severance equal to 2.99 times the officer's then-current base salary and (ii) reimbursement for the costs of continued coverage under certain of our health and welfare benefit plans for a period of up to 18 months.

Agreement with Mr. Scott

        In March 2005, Mr. Scott was assigned increased responsibilities within our company. In light of those increased responsibilities and in order to retain Mr. Scott through at least April 1, 2008, the Organization and Compensation Committee of the Company's Board of Directors (the "Committee") approved an amendment to Mr. Scott's employment agreement (the "Amendment") on July 12, 2005. The Amendment provides for certain increases in Mr. Scott's 2005 long- and short-term compensation targets. Mr. Scott's new annual targets for long-term compensation in the form of performance share awards granted pursuant to the Performance Share Sub-Plan ("PSSP") of our 2002 Equity Incentive Plan and restricted stock increased to 165 percent and 85 percent, respectively, of his base salary for each of the years 2005, 2006 and 2007. Additionally, the Amendment provides that at the time of each annual review of MICP awards for the years 2005, 2006 and 2007, we will consider exercising discretion under the MICP to increase the awards to Mr. Scott and that any such increase will be based upon a target award equal to 63 percent of Mr. Scott's base salary for the year. Mr. Scott's base salary for 2005 was $525,000. The Amendment also provides that if (i) prior to April 1, 2008, we terminate Mr. Scott's employment without cause, or (ii) after April 1, 2008, either we terminate Mr. Scott's employment without cause, or Mr. Scott voluntarily terminates his employment, then Mr. Scott's PSSP grants for the 2006 and 2007 plan years will vest immediately upon his employment termination date, and any restricted stock awards granted to Mr. Scott in 2005, 2006 and 2007 will vest immediately upon his employment termination date. Additionally, the Amendment provides that in lieu of accelerating the vesting schedules of the above-referenced awards, we may provide Mr. Scott with the cash value of such PSSP grants and/or restricted stock awards as of his employment termination date. The Amendment also provides that the accelerated vesting terms outlined above will not apply in the event of a constructive termination of Mr. Scott's employment.

Agreement with Mr. Hinnant

        On August 27, 1996, our Board of Directors approved an additional deferred compensation agreement for Clayton S. Hinnant. Under the agreement, if Mr. Hinnant were to retire after age 62, 63, 64, or 65, he would receive $531,000, $595,000, $668,000, or $750,000, respectively. As of December 31, 2007, Mr. Hinnant was 63 and would have been entitled to receive a deferred compensation award in the amount of $595,000.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Name (a)	Option Awards						Stock Awards[1]

	Number of Securities Underlying Unexercised Options[2] (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)		Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested[3] (#) (g)		Market Value of Shares or Units of Stock That Have Not Vested[3] ($) (h)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested[4] (#) (i)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested[4] ($) (j)

Fred N. Day IV, President and Chief Executive Officer, PEC (retired effective July 1, 2007)	44,000	—	—	$ $ $	43.49 41.97 44.75	9/30/2011 9/30/2012 9/30/2013	0	[5]	$0	[5]	40,583	[6]	$1,965,446	[6]
Lloyd M. Yates President and Chief Executive Officer, PEC (as of July 1, 2007)		—	—	$ $ $	43.49 41.97 44.75	9/30/2011 9/30/2012 9/30/2013	24,327	[7]	$1,178,157	[7]	39,626	[16]	$1,919,087	[8]
William D. Johnson, Chairman (formerly Group President)		—	—	$ $ $	43.49 41.97 44.75	9/30/2011 9/30/2012 9/30/2013	58,808	[9]	$2,848,071	[9]	122,415	[10]	$5,928,576	[10]
Peter M. Scott III, Executive Vice President and Chief Financial Officer	52,000	—	—	$ $ $	43.49 41.97 44.75	9/30/2011 9/30/2012 9/30/2013	53,191	[11]	$2,576,040	[11]	94,309	[12]	$4,567,395	[12]
Clayton S. Hinnant, Senior Vice President and Chief Nuclear Officer, PEC and PEF (retired effective January 1, 2008)	32,100 35,000 39,000	—	—	$ $ $	43.49 41.97 44.75	9/30/2011 9/30/2012 9/30/2013	0	[13]	$0	[13]	43,184	[14]	$2,091,386	[14]
John R. McArthur, Senior Vice President and General Counsel		—	—	$ $ $	43.80 41.97 44.75	1/31/2012 9/30/2012 9/30/2013	26,566	[15]	$1,286,591	[15]	36,833	[16]	$1,783,845	[16]

                1Market value at December 31, 2007, was based on a December 31, 2007, closing price of $48.43 per share.

                2All outstanding stock options were vested as of December 31, 2007. We ceased granting stock options in 2004.

                3Consists of outstanding restricted stock grants.

                4Performance share value based on expected payout of 0% on outstanding 2005 and 2006 PSSP grants. Performance share value for the 2007 1-year transitional grant, 2007 2-year transitional grant, and 2007 annual grant was expected at 150%, 150%, and 100% of target respectively. The 2005 and 2007 1-year transitional grants vested on January 1, 2008; 2006 and 2007 2-year transitional grants vest on January 1, 2009; and the 2007 grant vest on January 1, 2010. Payout for 2004 grants was 0% based on (i) actual total shareholder return for the performance period and (ii) EBITDA results as of September 30, 2006. EBITDA portion of PSSP is on a quarter lag based on delay in financial filings to determine peer performance and will be finalized in April 2008. Expected payout for 2005 performance share grants was 0% based on total shareholder return performance as of December 31, 2006, and EBITDA performance as of September 30, 2006. Expected payout for 2006 performance share grant is 0% based on total shareholder return performance and EBITDA performance as of September 30, 2007. The value in Column (j) is derived by multiplying the shares (rounded to the nearest whole share) time the December 31, 2007 closing stock price ($48.43). The difference between the calculated value and the noted value is attributable to fractional shares. See further discussion under "Performance Shares" in Part III of the CD&A.

                5Upon Mr. Day's retirement, vesting of restricted stock and restricted stock units, was accelerated. Refer to 2007 Compensation Decision in the Compensation Discussion and Analysis.

                6Includes performance shares granted on March 20, 2007, and accumulated dividends as of December 31, 2007. Market value at December 31, 2007, was based on a December 31, 2007, closing price of $48.43 per share. The following performance share balances, original grant plus accumulated dividends, are excluded based on their expected payout of 0%: 2005 performance shares—12,417 and 2006 performance shares—12,614.

                7Restricted stock grants vest based on the following schedule: 1,100 shares on March 15, 2008; 1,000 shares on March 18, 2008; 2,200 shares on March 7, 2009; 1,366 shares on March 14, 2009; 1,100 shares on March 15, 2009; 1,367 shares on March 14, 2010; 1,100 shares on March 15, 2010; and 1,367 shares on March 14, 2011. Market value at December 31, 2007, was based on a December 31, 2007, closing price of $48.43 per share. Restricted stock unit grants vest based on the following schedule: 10,576 units on March 20, 2010; 1,576 units on March 20, 2011, and 1,575 units on March 20, 2012. Market value at December 31, 2007, was based on December 31, 2007 closing price of $48.43 per unit.

                8Includes performance shares granted on March 20, 2007, and accumulated dividends as of December 31, 2007. Market value at December 31, 2007, was based on a December 31, 2007, closing price of $48.43 per share. The following performance share balances, original grant plus accumulated dividends, are excluded based on their expected payout of 0%: 2005 performance shares—6,890 and 2006 performance shares—7,001.

                9Restricted stock grants vest based on the following schedule: 5,066 shares on March 15, 2008; 4,400 shares on March 16, 2008; 3,400 shares on March 18, 2008; 5,533 shares on March 14, 2009; 5,067 shares on March 15, 2009; 4,400 shares on March 16, 2009; 5,533 shares on March 14, 2010; 5,067 shares on March 15, 2010; and 5,534 shares on March 14, 2011. Market value at December 31, 2007, was based on a December 31, 2007, closing price of $48.43 per share. Restricted stock unit grants vest based on the following schedule: 4,936 units on March 20, 2010; 4,936 units on March 20, 2011, and 4,936 units on March 20, 2012. Market value at December 31, 2007, was based on December 31, 2007 closing price of $48.43 per unit.

                10Includes performance shares granted on March 20, 2007, and accumulated dividends as of December 31, 2007. Market value at December 31, 2007, was based on a December 31, 2007, closing price of $48.43 per share. The following performance share balances, original grant plus accumulated dividends, are excluded based on their expected payout of 0%: 2005 performance shares—31,935 and 2006 performance shares—32,443.

                11Restricted stock grants vest based on the following schedule: 2,733 shares on March 15, 2008; 2,533 shares on March 16, 2008; 3,134 shares on March 18, 2008; 13,000 shares on April 1, 2008; 4,033 shares on March 14, 2009; 2,733 shares on March 15, 2009; 2,534 shares on March 16, 2009; 4,033 shares on March 14, 2010; 2,734 shares on March 15, 2010; and 4,034 shares on March 14, 2011. Market value at December 31, 2007, was based on a December 31, 2007, closing price of $48.43 per share. Restricted stock unit grants vest based on the following schedule: 3,897 units on March 20, 2010; 3, 897 units on March 20, 2011, and 3,896 units on March 20, 2012. Market value at December 31, 2007, was based on December 31, 2007, closing price of $48.43 per unit.

                12Includes performance shares granted on March 20, 2007, and accumulated dividends as of December 31, 2007. Market value at December 31, 2007, was based on a December 31, 2007, closing price of $48.43 per share. The following performance share balances, original grant plus accumulated dividends, are excluded based on their expected payout of 0%: 2005 performance shares—21,280 and 2006 performance shares—21,618.

                13Upon Mr. Hinnant's retirement, vesting of restricted stock and restricted stock units was accelerated. Refer to "2007 Compensation Decisions" in the Compensation Discussion and Analysis section of this proxy statement.

                14Includes performance shares granted on March 20, 2007, and accumulated dividends as of December 31, 2007. Market value at December 31, 2007, was based on a December 31, 2007, closing price of $48.43 per share. The following performance share balances, original grant plus accumulated dividends, are excluded based on their expected payout of 0%: 2005 performance shares—12,565 and 2006 performance shares—12,765

                15Restricted stock grants vest based on the following schedule: 1,433 shares on March 15, 2008; 1,300 shares on March 16, 2008; 1,234 shares on March 18, 2008; 1,666 shares on March 14, 2009; 1,433 shares on March 15, 2009; 1,300 shares on March 16, 2009; 1,667 shares on March 14, 2010; 1,434 on March 15, 2010; and 1,667 on March 14, 2011. Market value at December 31, 2007, was based on December 31, 2007 closing price of $48.43 per share. Restricted stock units grants vest based on the following schedule: 10,477 units on March 20, 2010; 1,477 units on March 20, 2011, and 1,478 units on March 20, 2012. Market value at December 31, 2007, was based on December 31, 2007 closing price of $48.43 per unit.

                16Includes performance shares granted on March 20, 2007, and accumulated dividends as of December 31, 2007. Market value at December 31, 2007, was based on a December 31, 2007, closing price of $48.43 per share. The following performance share balances, original grant plus accumulated dividends, are excluded based on their expected payout of 0%: 2005 performance shares—8,917 and 2006 performance shares—9,745.

OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards

Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)		Value Realized on Vesting ($) (e)

Fred N. Day IV, President and Chief Executive Officer, PEC (retired effective July 1, 2007)	73,000	$508,016	29,071	[1]	$1,352,993	[1]
Lloyd M. Yates, President and Chief Executive Officer (as of July 1, 2007)	41,800	$225,000	0	[2]	$0	[2]
William D. Johnson, Chairman (formerly Group President)	149,000	$1,315,580	16,934	[3]	$819,618	[3]
Peter M. Scott III, Executive Vice President and Chief Financial Officer	88,500	$746,938	28,133	[4]	$1,355,762	[4]
Clayton S. Hinnant, Senior Vice President and Chief Nuclear Officer, PEC and PEF (retired effective January 1, 2008)	0	$0	29,363	[5]	$1,441,712	[5]
John R. McArthur, Senior Vice President and General Counsel	36,800	$287,176	6,700	[6]	$331,761	[6]

                1Value of restricted shares are generally calculated using the opening stock price three days prior to vesting for purpose of determining taxes due upon vesting. Of the 24,167 restricted shares that vested in 2007, 1,867 restricted shares vested on March 16 and were valued at $48.69 per share, 2,333 vested on March 18 and were valued at $48.45 per share, 1,800 vested on March 20 and were valued at $48.90 per share, and the remaining 18,167 vested on June 20 upon Mr. Day's retirement and were valued at $45.99 per share, which represents the opening stock price on July 2, 2007. 4,904 restricted stock units vested on June 30 and were valued at $45.99 per units, which represents the opening stock price on July 2. Refer to the 2007 Compensation Decision in the Compensation Discussion and Analysis for more information regarding Mr. Day's restricted stock and restricted stock unit vestings.

                2Mr. Yates did not have any restricted stock or restricted stock units that vested in 2007.

                3Value of restricted shares are generally calculated using the opening stock price three days prior to vesting for purpose of determining taxes due upon vesting. Of the 16,934 restricted shares that vested in 2007, 4,400 vested on March 16 and were valued at $48.69 per share, 3,400 vested on March 18 and were valued at $48.52 per share, 2,467 vested on March 20 and were valued at $48.90 per share, and 6,667 vested on October 1, 2007, and were valued at $48.00 per share. Mr. Johnson did not have any restricted stock units that vested in 2007.

                4Value of restricted shares are generally calculated using the opening stock price three days prior to vesting for purposes of determining taxes due upon vesting. Of the 28,133 that vested in 2007, 2,533 vested on March 16 and were valued at $48.69 per share, 3,133 vested on March 18 and were valued at $48.45 per share, 2,467 vested on March 20 and were valued at $48.90 per share, and 20,000 vested on October 1 and were valued at $48.00 per share. Mr. Scott did not have any restricted stock units that vested in 2007.

                5Value of restricted shares are generally calculated using the opening stock price three days prior to vesting for purposes of determining taxes due upon vesting. Of the 24,167 restricted shares that vested in 2007, 1,833 vested on March 16 and were valued at $48.69 per share, 2,400 vested on March 18 and were valued at $48.45 per share, 1,867 vested on March 20 and were valued at $48.90 per share, and the remaining 18,067 vested on December 31 upon Mr. Hinnant's retirement and were valued at $49.34 per share, which represents the opening stock price on December 26. 5,196 restricted stock units vested on December 31 and were valued at $48.78 per unit which represents the closing stock price on December 28. Refer to the 2007 Compensation Decisions in the Compensation Discussion and Analysis for more information regarding Mr. Hinnant's restricted stock and restricted stock unit vestings.

                6Value of restricted shares are generally calculated using the opening stock price three days prior to vesting for purpose of determining taxes due upon vesting. Of the 6,700 restricted shares that vested in 2007, 1,300 vested on March 16 and were valued at $48.69 per share, 1,233 vested on March 18 and were valued at $48.45 per share, and 4,167 vested on December 11 and were valued at $50.09 per share. Mr. McArthur did not have any restricted stock units that vested in 2007.

PENSION BENEFITS

        The table below shows the present value of accumulated benefits payable to each of the named executive officers, including the number of years of service credited to each such named executive officer, under each of the Progress Energy Pension Plan and SERP determined using interest rate and mortality rate assumptions that are consistent with those used in our financial statements. Information regarding the Progress Energy Pension Plan and SERP can be found under the headings "Supplemental Senior Executive Retirement Plan" and "Other Broad-Based Benefits" in the CD&A section of this proxy statement.

Name (a)	Plan Name (b)	Number of Years Credited Service (#) (c)		Present Value of Accumulated Benefit[1] ($) (d)			Payments During Last Fiscal Year ($) (e)

Fred N. Day IV, President and Chief Executive Officer, PEC (retired effective July 1, 2007)	Progress Energy Pension Plan Supplemental Senior Executive Retirement Plan	39.6 39.6		$ $	1,183,253 3,663,603	[2]	$ $	1,148,726 0
Lloyd M. Yates, President and Chief Executive Officer, PEC (as of July 1, 2007)	Progress Energy Pension Plan Restoration Retirement Plan	9.1 9.1		$ $	107,019 29,498		$ $	0 0
William D. Johnson, Chairman (formerly Group President)	Progress Energy Pension Plan Supplemental Senior Executive Retirement Plan	15.3 22.3	[3]	$ $	338,006 5,176,274	[4]	$ $	0 0
Peter M. Scott III, Executive Vice President and Chief Financial Officer	Progress Energy Pension Plan Supplemental Senior Executive Retirement Plan	9.0 16.0	[5]	$ $	177,594 5,226,535	[6]	$ $	0 0
Clayton S. Hinnant, Senior Vice President and Chief Nuclear Officer, PEC and PEF (retired effective January 1, 2008)	Progress Energy Pension Plan Supplemental Senior Executive Retirement Plan	34.0 34.0		$ $	1,118,526 3,519,821	[7]	$ $	0 0
John R. McArthur, Senior Vice President and General Counsel	Progress Energy Pension Plan Restoration Retirement Plan	6.1 6.1		$ $	94,465 59,000		$ $	0 0

                1Actuarial present value factors as provided by our actuarial consultants, Buck Consultants, based on FAS mortality assumptions post-65 and FAS discount rates as of December 31, 2007, for computation of accumulated benefit under Supplemental Senior Executive Retirement Plan and Progress Energy Pension Plan were 6.25% and 6.15%, respectively. Additional details on the formulas for computing benefits under the Supplemental Senior Executive Retirement Plan and Progress Energy Pension Plan can be found under the headings "Supplemental Senior Executive Retirement Plan" and "Other Broad-Based Benefits" in the CD&A section of this proxy statement, respectively.

                2Based on estimated annual benefit payable at age 65 of $316,581.

                3Includes seven years of deemed service. Without these seven years, Mr. Johnson's benefit multiplier is reduced from 62.0% to 61.2% under the plan. Therefore, his benefit augmentation for deemed years of service is $73,908.

                4Based on an estimated annual benefit payable at age 65 of $870,987.

                5Includes seven years of deemed service. Without these seven years, Mr. Scott would not meet the minimum 10 years of service required for vesting in the Supplemental Executive Retirement Plan. Therefore, his benefit augmentation for deemed years of service is $5,226,535.

                6Based on an estimated annual benefit payable at age 65 of $690,391.

                7Based on an estimated annual benefit payable at age 65 of $343,364.

NONQUALIFIED DEFERRED COMPENSATION

        The table below shows the nonqualified deferred compensation for each of the named executive officers. Information regarding details of the deferred compensation plans currently in effect can be found under the heading "Deferred Compensation" in the CD&A section of this proxy statement. In addition, the Deferred Compensation Plan for Key Management Employees is discussed in footnote 6 to the "Summary Compensation Table."

Name and Position (a)	Executive Contributions in Last FY1 ($) (b)		Registrant Contributions in Last FY2 ($) (c)	Aggregate Earnings in Last FY3 ($) (d)	Aggregate Withdrawals/ Distributions ($) (e)		Aggregate Balance at Last FYE[4] ($) (f)

Fred N. Day IV, President and Chief Executive Officer, PEC (retired effective July 1, 2007)	$34,982	[5]	$5,561	$64,667	($8,228)	[6]	$1,219,363	[7]
Lloyd M. Yates, President and Chief Executive Officer, PEC (as of July 1, 2007)	$37,404	[8]	$5,821	$15,663	$0		$448,353	[9]

William D. Johnson, Chairman (formerly Group President)	$40,386	[10]	$26,304	$42,110	$0		$611,134	[11]

Peter M. Scott III, Executive Vice President and Chief Financial Officer	$0		$21,747	$26,209	$0		$700,080	[12]

Clayton S. Hinnant, Senior Vice President and Chief Nuclear Officer, PEC and PEF	$0		$13,730	$72,808	$0		$1,463,715	[13]

John R. McArthur, Senior Vice President and General Counsel	$0		$10,128	$1,297	$0		$32,779	[14]

                1Reflects salary deferred under the Management Deferred Compensation Plan, which is reported as "Salary" in the Summary Compensation Table.

                2Reflects registrant contributions under the Management Deferred Compensation Plan, which is reported as "All Other Compensation" in the Summary Compensation Table.

                3Includes the following above market earnings under the Deferred Compensation Plan for Key Management Employees, which is reported as "Change in Pension Value and Nonqualified Deferred Compensation Earnings" in the Summary Compensation Table: Mr. Johnson—$7,751; Mr. Hinnant—$16,607; and Mr. Day—$2,940.

                4Includes December 31, 2007, balances under the following deferred compensation plans: Management Incentive Compensation Plan, 2002 Equity Incentive Plan, Management Deferred Compensation Plan, Deferred Compensation Plan for Key Management.

                5Mr. Day elected to defer 15% of his 2007 salary under the Management Deferred Compensation Plan, which is reported as "Salary" in the Summary Compensation Table.

                6Mr. Day received a lump-sum distribution of his 401(k) roll over account under the Management Deferred Compensation Plan.

                7Includes balances under the following deferral plans: Management Deferred Compensation Plan: $491,572; Management Incentive Compensation Plan: $60,983; 2002 Equity Incentive Plan: $587,228; and Deferred Compensation Plan for Key Management Employees: $79,580.

                8Mr. Yates elected to defer 10% of his 2007 salary under the Management Deferred Compensation Plan, which is reported as "Salary" in the Summary Compensation Table

                9Includes balances under the following deferral plans: Management Deferred Compensation Plan: $67,050; Management Incentive Compensation Plan: $112,631; and 2002 Equity Incentive Plan: $268,672.

                10Mr. Johnson elected to defer 5% of his 2007 salary under the Management Deferred Compensation Plan, which is reported as "Salary" in the Summary Compensation Table.

                11Includes balances under the following deferral plans: Management Deferred Compensation Plan: $329,218; Management Incentive Compensation Plan: $72,124; and Deferred Compensation Plan for Key Management Employees: $209,792.

                12Includes balances under the following deferral plans: Management Deferred Compensation Plan: $139,758; and 2002 Equity Incentive Plan: $560,322.

                13Includes balances under the following deferral plans: Management Deferred Compensation Plan: $135,854; Management Incentive Compensation Plan: $231,023; 2002 Equity Incentive Plan: $744,590; Deferred Compensation Plan for Key Management Employees: $271,869; and Long-Term Compensation Plan: $80,379.

                14Includes balances under the following deferral plans: Management Deferred Compensation Plan: $32,779.

CASH COMPENSATION AND VALUE OF VESTING EQUITY TABLE

        The following table shows the actual cash compensation and value of vesting equity received in 2007 by the named executive officers. The Committee believes that this table is important in order to distinguish between the actual cash and vested value received by each named executive officer as opposed to the compensation expense accruals as shown in the Summary Compensation Table. The Committee believes this distinction is particularly important for 2007 due to the impact of the expense accruals as shown in the Summary Compensation Table associated with the 2007 performance share transitional grants which were issued to address the ineffectiveness of the 2005 and 2006 performance share grants. (See "Performance Shares" discussion in the "LONG-TERM INCENTIVES" section of the Compensation Discussion and Analysis.)

Name and Position	Base Salary[1] (a)	Annual Incentive (paid in 2007)[2] (b)	Deferred Salary under MDCP[3] (c)	Restricted Stock / Units Vesting[4] (d)		Performance Shares Vesting[5] (e)	Restricted Stock / Unit Dividends[6] (f)		Stock Options Vesting[7] (g)	Perquisite[8] (h)		Tax Gross-ups[9] (i)	Total

Fred N. Day, President and Chief Executive Officer, PEC (retired effective July 1, 2007)	$233,212	$335,000	$34,982	$1,352,993	[10]	$0	$28,993	[11]	$0	$24,433	[12]	$19,629	$1,994,260
Lloyd M. Yates President and Chief Executive Officer, PEC (effective July 1, 2007)	$374,039	$240,000	$37,404	$0		$0	$50,984	[13]	$0	$38,725	[14]	$17,973	$721,721

William D. Johnson, Chairman (formerly Group President)	$807,539	$895,000	$40,386	$819,618	[15]	$0	$52,922	[16]	$0	$48,490	[17]	$44,722	$2,768,291

Peter M. Scott III, Executive Vice President and Chief Financial Officer	$663,462	$685,000	$0	$1,355,762	[18]	$0	$64,216	[19]	$0	$54,730	[20]	$55,516	$2,978,686

Clayton S. Hinnant, Senior Vice President and Chief Nuclear Officer (retired effective January 1, 2008)	$495,232	$320,000	$0	$1,441,712	[21]	$0	$63,176	[22]	$0	$30,822	[23]	$19,563	$2,370,505

John R. McArthur, Senior Vice President and General Counsel	$426,923	$300,000	$0	$331,761	[24]	$0	$68,340	[25]	$0	$41,095	[26]	$20,667	$1,188,786

                1Consists of the total 2007 base salary earnings prior to (i) employee contributions to the Progress Energy 401(k) Savings & Stock Ownership Plan and (ii) voluntary deferrals, if applicable, under the Management Deferred Compensation Plan (MDCP) shown in column (c).

                2Awards given under the Management Incentive Compensation Plan (Non-Equity Incentive Compensation) attributable to Plan Year 2006 and paid in 2007.

                3Consists of amounts deferred under the Management Deferred Compensation Plan (MDCP). These deferral amounts are part of Base Salary and therefore are not included in the total column.

                4Reflects the value of restricted stock and restricted stock units vesting in 2007. The value of the restricted stock was calculated using the opening stock price for Progress Energy Common Stock three days prior to the day vesting occurred. The value of the restricted stock units was calculated using the closing stock price for Progress Energy Common Stock on the business day prior to when vesting occurred.

                5Reflects the value of performance shares vesting in 2007 under the applicable Performance Shares Sub-Plan.

                6Reflects dividends and dividend equivalents paid as the result of outstanding restricted stock or restricted stock units held in Company Plan accounts.

                7Reflects the value of any stock option vesting in 2007. Since we ceased granting stock options under our Incentive Plans in 2004, all outstanding options had fully vested in 2007.

                8Reflects the value of all perquisites provided during 2007. For a complete listing of the perquisites, see the "Executive Perquisites" section of the "Elements of Compensation" discussion of the CD&A on page     of the Proxy Statement. The value reflected does not include tax gross-ups paid relating to perquisites provided.

                9Reflects the value of tax gross-up related to perquisites and miscellaneous income items (Supplemental Senior Executive Retirement Plan (SERP) or Restoration and MDCP 401(k) make-up) provided during 2007.

                10Consists of 24,167 restricted shares that vested in 2007: 1,867 restricted shares vested on March 16, 2007, and were valued at $90,904; 2,333 vested on March 18, 2007, and were valued at $113,034; 1,800 vested on March 20, 2007, and were valued at $88,020; and the remaining 18,167 vested on June 20, 2007, upon Mr. Day's retirement and were valued at $835,500. 4,904 restricted stock units vested on June 30, 2007, and were valued at $225,535.

                11Consists of quarterly dividend payments paid during 2007 for the following equity based plans: Restricted Stock Plan, $25,824 and the Restricted Stock Unit Plan, $3,169.

                12Includes the following: auto allowance, $8,100; financial/estate/tax planning, $10,925; country club dues, $2,642; and personal use of Company aircraft, $0. Other perquisites include luncheon club membership, home security, internet and telecom access, tickets to sporting and cultural arts events, executive physical and AD&D insurance.

                13Consists of quarterly dividend payments paid during 2007 for the following equity based plans: Restricted Stock Plan, $25,864 and the Restricted Stock Unit Plan, $25,120.

                14Includes the following: auto allowance, $15,300; financial/estate/tax planning, $10,183; country club dues, $3,425; and personal use of Company aircraft, $4,470. Other perquisites include luncheon club membership, home security, internet and telecom access, tickets to sporting and cultural arts events, executive physical and AD&D insurance.

                15Consists of 16,934 Restricted Stock shares that vested and were distributed during 2007. Those amounts include the following: 4,400 shares that vested on March 16, 2007, and were valued at $214,236; 3,400 shares that vested on March 18, 2007, and were valued at $164,730; 2,467 shares that vested on March 20, 2007, and were valued at $120,636; and 6,667 shares that vested on October 1, 2007, and were valued at $320,016.

                16Consists of quarterly dividend payments paid during 2007 for the following equity based plans: Restricted Stock Plan, $125,823 and the Restricted Stock Unit Plan, $27,099.

                17Includes the following: auto allowance, $18,600; financial/estate/tax planning, $10,758; country club dues, $4,393; and personal use of Company aircraft, $3,755. Other perquisites include luncheon club membership, home security, internet and telecom access, tickets to sporting and cultural arts events, executive physical and AD&D insurance.

                18Consists of 28,133 Restricted Stock shares that vested and were distributed during 2007. Those amounts include the following: 2,533 shares that vested on March 16, 2007, and were valued at $123,332; 3,133 shares that vested on March 18, 2007, and were valued at $151,794; 2,467 shares that vested on March 20, 2007, and were valued at $120,636; and 20,000 shares that vested on October 1, 2007, and were valued at $960,000.

                19Consists of quarterly dividend payments paid during 2007 for the following equity based plans: Restricted Stock Plan, $142,823 and the Restricted Stock Unit Plan, $21,393.

                20Includes the following: auto allowance, $16,200; financial/estate/tax planning, $22,191; country club dues, $7,305; and personal use of Company aircraft, $1,022. Other perquisites include luncheon club membership, home security, internet and telecom access, tickets to sporting and cultural arts events, executive physical and AD&D insurance.

                21Consists of 24,167 restricted shares that vested in 2007: 1,833 vested on March 16, 2007, and were valued at $89,249; 2,400 vested on March 18, 2007, and were valued at $116,280; 1,867 vested on March 20, 2007, and were valued at $91,296; and the remaining 18,067 shares vested on December 31, 2007, upon Mr. Hinnant's retirement and were valued at $891,426. 5,196 restricted stock units vested on December 31, 2007, and were valued at $253,461.

                22Consists of quarterly dividend payments paid during 2007 for the following equity based plans: Restricted Stock Plan, $47,804 and the Restricted Stock Unit Plan, $15,372.

                23Includes the following: auto allowance, $16,200; financial/estate/tax planning, $10,148; country club dues, $0; and personal use of Company aircraft, $2,194. Other perquisites include luncheon club membership, home security, internet and telecom access, executive physical and AD&D insurance.

                24Consists of 6,700 Restricted Stock shares that vested and were distributed during 2007. Those amounts include the following: 1,300 shares that vested on March 16, 2007, and were valued at $63,297; 1,233 shares that vested on March 18, 2007, and were valued at $59,739; and 4,167 shares that vested on December 11, 2007, and were valued at $208,725.

                25Consists of quarterly dividend payments paid during 2007 for the following equity based plans: Restricted Stock Plan, $43,760 and the Restricted Stock Unit Plan, $24,580.

                26Includes the following: auto allowance, $14,400; financial/estate/tax planning, $10,266; country club dues, $8,201; and personal use of Company aircraft, $3,250. Other perquisites include luncheon club membership, home security, internet and telecom access, tickets to sporting and cultural arts events, executive physical and AD&D insurance.

POTENTIAL PAYMENTS UPON TERMINATION

Lloyd M. Yates, President and Chief Executive Officer, PEC

(As of July 1, 2007)

	Voluntary Termination ($)		Early Retirement ($)		Normal Retirement ($)		Involuntary Not for Cause Termination ($)		For Cause Termination ($)		Involuntary or Good Reason Termination (CIC) ($)		Death or Disability ($)
Compensation

Base Salary—$400,000	N/A	[1]	N/A	[1]	N/A	[1]	$1,196,000	[2]	N/A	[1]	$1,860,000	[3]	N/A	[4]

Annual Incentive	N/A	[5]	$265,000	[6]	$265,000	[6]	N/A	[5]	N/A	[5]	$220,000	[7]	$265,000	[6]

Long-term Incentives
Performance Shares (PSSP)

2005 (performance period)	N/A	[8]	$0	[9]	$0	[9]	N/A	[8]	N/A	[8]	$0	[11]	$0	[11]

2006 (performance period)	N/A	[8]	$0	[9]	$0	[9]	N/A	[8]	N/A	[8]	$0	[11]	$0	[11]

2007 1-yr Transitional Grant	N/A	[8]	$0	[10]	$0	[10]	N/A	[8]	N/A	[8]	$719,663	[12]	$719,663	[13]

2007 2-yr Transitional Grant	N/A	[8]	$0	[10]	$0	[10]	N/A	[8]	N/A	[8]	$719,663	[12]	$719,663	[13]

2007 (performance period)	N/A	[8]	$0	[10]	$0	[10]	N/A	[8]	N/A	[8]	$479,775	[12]	$479,775	[13]

Restricted Stock Units

2007 – 2010 (grant date vesting)	N/A	[14]	N/A	[15]	N/A	[15]	N/A	[14]	N/A	[14]	$76,326	[16]	$0	[17]

2007 – 2011 (grant date vesting)	N/A	[14]	N/A	[15]	N/A	[15]	N/A	[14]	N/A	[14]	$76,326	[16]	$0	[17]

2007 – 2012 (grant date vesting)	N/A	[14]	N/A	[15]	N/A	[15]	N/A	[14]	N/A	[14]	$76,277	[16]	$0	[17]

2007 Retention Grant (grant date vesting)	N/A	[14]	N/A	[15]	N/A	[15]	N/A	[14]	N/A	[14]	$435,870	[16]	$0	[17]

Restricted Stock

Unvested and Accelerated	N/A	[18]	N/A	[19]	N/A	[19]	N/A	[18]	N/A	[18]	$513,358	[20]	$513,358	[21]

Benefits and Perquisites

Incremental Non-Qualified Pension	N/A	[22]	N/A	[22]	N/A	[22]	N/A	[22]	N/A	[22]	$618,718	[23]	N/A	[22]

Deferred Compensation	$444,190	[24]	$448,353	[25]	$448,353	[25]	$444,190	[24]	$444,190	[24]	$448,353	[25]	$448,353	[25]

Post-retirement Health Care	N/A	[26]	N/A	[27]	N/A	[27]	$21,947	[28]	N/A	[26]	$43,034	[29]	N/A	[26]

Split-Dollar Policy[30]	$25,165	[31]	N/A	[32]	N/A	[33]	$25,165	[31]	$25,165	[31]	$31,846	[34]	$814,447	[35]

Executive AD&D Proceeds	N/A		N/A		N/A		N/A		N/A		N/A		$500,000	[36]

280G Tax Gross-up	N/A		N/A		N/A		N/A		N/A		$2,440,222	[37]	N/A

TOTAL	$469,355		$713,353		$713,353		$1,687,302		$469,355		$8,759,431		$4,460,259

                1There is no provision for payment of salary under these scenarios.

                2Value based on salary continuation provision per Mr. Yates's employment agreement which requires a severance equal to 2.99 times his then current base salary ($400,000) payable in equal installments over a period of 2.99 years.

                3Value based upon the maximum benefit allowed under the cash payment provision of the Management Change-in-Control Plan which equals the sum of three times annual salary plus three times annual target MICP award (($400,000 + $220,000) times three).

                4Does not include impact of long-term disability. In the event of a long-term disability, Mr. Yates would receive 60% of base salary during the period of his disability.

                5There is no provision for payment of annual incentive under these scenarios.

                6Value based on Mr. Yates receiving a pro rata incentive award for the period worked during the year. For December 31, 2007, this is based on the full award. For 2007, Mr. Yates's MICP award was $265,000.

                7Value based on Mr. Yates receiving 100% of his target bonus under the Annual Cash Incentive Compensation Plan provisions of the Management Change-in-Control Plan. Value is 55% times $400,000.

                8Unvested performance shares would be forfeited upon termination.

                9Value based on expected payout at the end of the performance period. For 2005 the expected payout as of December 31, 2007, was 0%. For 2006 grant, the expected payout as of December 31, 2007, was 0%.

                10Unvested performance shares vest 100% at the participant's retirement date. As of December 31, 2007 Mr. Yates is not eligible for either type retirement, so all unvested performance shares would be forfeited upon termination.

                11Under the PSSP, an interim calculation is done as of the date of termination or death. As of December 31, 2007, the interim calculation for all outstanding performance share grants based on total shareholder return through December 31, 2007 and EBITDA performance through September 30, 2007, was 0%.

                12Unvested performance shares vest as of the date of Change-in-Control and payment is made based upon the applicable performance factor. As of December 31, 2007, the performance factors for the 2007 1-year transitional grant, the 2007 2-year transitional grant, and the 2007 performance grant are 150%, 150%, and 100% respectively.

                13Unvested performance shares would vest 100% upon the participant's death and be paid in an amount using performance factors determined at the time of death. As of December 31, 2007, the performance factors for the 2007 1-year transitional grant, the 2007 2-year transitional grant, and the 2007 performance grant are 150%, 150%, and 100% respectively. For disability, grants would vest and be paid upon the completion of the performance period.

                14Unvested restricted stock units (RSU) would be forfeited upon termination.

                15Unvested restricted stock units have prorata vesting based upon a participant's retirement date. As of December 31, 2007, Mr. Yates is not eligible for either type of retirement, so all unvested restricted stock units would be forfeited upon termination.

                16All outstanding restricted stock units would immediately vest. For a detailed description of outstanding restricted stock units, see footnote 19 to the "Outstanding Equity Awards at Fiscal Year-End Table."

                17All outstanding restricted stock units that are more than one year past their grant date would immediately vest. Shares that are less than one year past their grant date would be forfeited. Mr. Yates would forfeit 13,727 restricted stock units granted on March 20, 2007.

                18Unvested restricted stock would be forfeited upon termination.

                19Unvested restricted stock may be vested at the Committee's discretion upon a participant's retirement. As of December 31, 2007, Mr. Yates is not eligible for either type retirement, so all unvested shares would be forfeited upon termination.

                20All outstanding restricted stock shares would immediately vest. For a detailed description of outstanding restricted stock, see footnote 19 to the "Outstanding Equity Awards at Fiscal Year-End Table."

                21All outstanding restricted stock shares that are more than one year past their grant date would immediately vest. Shares that are less than one year past their grant date would be forfeited. All of Mr. Yates's restricted stock share grant dates are beyond the one year threshold.

                22No accelerated vesting or incremental non-qualified pension benefit occurs under these scenarios.

                23Mr. Yates was not vested under the SERP as of December 31, 2007, so this is the incremental value due to accelerated vesting.

                24Unvested MICP deferral premiums would be forfeited. All outstanding deferred compensation balances will be paid immediately following termination, subject to IRC Section 409A regulations. Mr. Yates would forfeit $4,163 of unvested deferred MICP premiums.

                25All outstanding deferred compensation balances will be paid in accordance with the plan and participant elections, subject to 409A regulations.

                26No post-retirement health care benefits apply in this scenario.

                27No additional benefits above what all full-time, non-bargaining employees would receive.

                28Per Mr. Yates's employment agreement, he would be reimbursed for 18 months of COBRA premiums at $1,219.30 per month.

                29Per the Management Change-in-Control Plan, Mr. Yates would receive Company-paid medical, dental and vision coverage in the same plan he was participating in prior to termination for 36 months at $1,195.40 per month.

                30The Executive Permanent Split-Dollar Life Insurance program involves the sharing of insurance costs and benefits between the Company and the participant. The benefit sharing is scheduled to end at age 65.

                31This scenario results in the participant having an interest in the policy cash value at the time of termination. The policy will be split in proportion to cash value ownership and the participant will receive a separate policy. No further cost or benefit sharing will occur. Therefore, the amounts in this column represent the cash surrender value as of the last policy anniversary date according to the original policy illustration.

                32A participant must be age 62 with 15 years actual service to be eligible for early retirement. Therefore, Mr. Yates is not eligible for early retirement under the program.

                33Under the Split-Dollar program, normal retirement is age 65 and five years of service. Based on these criteria, Mr. Yates is not eligible for retirement under the program.

                34The amount shown represents premiums that would be paid by us that come due during the applicable period following the termination date. The amount included represents three annual premium payments.

                35Mr. Yates is eligible to receive the proceeds from the policy as of the last policy anniversary date upon death.

                36Mr. Yates would be eligible to receive $500,000 proceeds from executive AD&D policy.

                37Upon a change in control, the Management Change-in-Control Plan provides for us to pay all excise taxes due to IRC Section 280G plus applicable gross-up amounts for Mr. Yates. Under IRC Section 280G, Mr. Yates would be subject to excise tax on $4,314,887 of excess parachute payments above his base amount. Those excess parachute payments result in $862,977 of excise taxes and $1,542,367 of tax gross-ups related to the excise tax payment.

POTENTIAL PAYMENTS UPON TERMINATION

William D. Johnson, Chairman (formerly Group President)

	Voluntary Termination ($)		Early Retirement ($)		Normal Retirement ($)		Involuntary Not for Cause Termination ($)		For Cause Termination ($)		Involuntary or Good Reason Termination (CIC) ($)		Death or Disability ($)

Compensation

Base Salary—$950,000	N/A1		N/A1		N/A1		$2,840,500[2]		N/A1		$5,272,500	[3]	N/A	[4]

Annual Incentive	N/A5		$863,500[6]		$863,500[6]		N/A5		N/A5		$807,500	[7]	$863,500	[6]

Long-term Incentives

Performance Shares (PSSP)

2005 (performance period)	N/A8		$0[9]		$0[9]		N/A8		N/A8		$0	[11]	$0	[11]

2006 (performance period)	N/A8		$0[9]		$0[9]		N/A8		N/A8		$0	[11]	$0	[11]

2007 1-yr Transitional Grant	N/A8		$0[10]		$0[10]		N/A8		N/A8		$2,223,216	[12]	$2,223,216	[13]

2007 2-yr Transitional Grant	N/A8		$0[10]		$0[10]		N/A8		N/A8		$2,223,216	[12]	$2,223,216	[13]

2007 (performance period)	N/A8		$0[10]		$0[10]		N/A8		N/A8		$1,482,144	[12]	$1,482,144	[13]

Restricted Stock Units

2007 – 2010 (grant date vesting)	N/A14		N/A15		N/A15		N/A14		N/A14		$239,050	[16]	$0	[17]

2007 – 2011 (grant date vesting)	N/A14		N/A15		N/A15		N/A14		N/A14		$239,050	[16]	$0	[17]

2007 – 2012 (grant date vesting)	N/A14		N/A15		N/A15		N/A14		N/A14		$239,050	[16]	$0	[17]

Restricted Stock

Unvested and Accelerated	N/A18		N/A19		N/A19		N/A18		N/A18		$2,130,920	[20]	$2,130,920	[21]

Benefits and Perquisites

Incremental Non-Qualified Pension	N/A22		N/A22		N/A22		N/A22		N/A22		$0	[23]	N/A	[22]

Deferred Compensation	$608,469	[24]	$611,134	[25]	$611,134	[25]	$608,469	[24]	$608,469	[24]	$611,134	[25]	$611,134	[25]

Post-retirement Health Care	N/A	[26]	N/A	[27]	N/A	[27]	$21,947	[28]	N/A	[26]	$43,034	[29]	N/A	[26]

Split-Dollar Policy[30]	$114,491	[31]	N/A	[32]	N/A	[33]	$114,491	[31]	$114,491	[31]	$133,500	[34]	$1,075,847	[35]

Executive AD&D Proceeds	N/A		N/A		N/A		N/A		N/A		N/A		$500,000	[36]

280G Tax Gross-up	N/A		N/A		N/A		N/A		N/A		$4,867,629	[37]	N/A

TOTAL	$722,960		$1,474,634		$1,474,634		$3,585,407		$722,960		$20,511,943		$11,109,977

                1There is no provision for payment of salary under these scenarios.

                2Value based on salary continuation provision per Mr. Johnson's employment agreement which requires a severance equal to 2.99 times his then current base salary ($950,000) payable in equal installments over a period of 2.99 years.

                3Value based upon the maximum benefit allowed under the cash payment provision of the Management Change-in-Control Plan which equals the sum of three times annual salary plus three times annual target MICP award (($950,000 + $807,500) times three).

                4Does not include impact of long-term disability. In the event of a long-term disability, Mr. Johnson would receive 60% of base salary during the period of his disability.

                5There is no provision for payment of annual incentive under these scenarios.

                6Value based on Mr. Johnson receiving a pro rata incentive award for the period worked during the year. For December 31, 2007, this is based on the full award. For 2007, Mr. Johnson's MICP award was $863,500.

                7Value based on Mr. Johnson receiving 100% of his target bonus under the Annual Cash Incentive Compensation Plan provisions of the Management Change-in-Control Plan. Value is 85% times $950,000.

                8Unvested performance shares would be forfeited upon termination.

                9Value based on expected payout at the end of the performance period. For 2005 the expected payout as of December 31, 2007, was 0%. For 2006 grants, the expected payout as of December 31, 2007, was 0% since performance period was two-thirds complete.

                10Unvested performance shares vest 100% at the participant's retirement date. As of December 31, 2007, Mr. Johnson is not eligible for either type retirement, so all unvested performance stock units would be forfeited upon termination.

                11Under the PSSP, an interim calculation is done as of the date of termination or death. As of December 31, 2007, the interim calculation for all outstanding performance share grants based on total shareholder return through December 31, 2007 and EBITDA performance through September 30, 2007, was 0%.

                12Unvested performance shares vest as of the date of Management Change-in-Control and payment is made based upon the applicable performance factor. As of December 31, 2007, the performance factors for the 2007 1-year transitional grant, the 2007 2-year transitional grant, and the 2007 performance grant are 150%, 150%, and 100% respectively.

                13Unvested performance shares would vest 100% upon the participant's death and be paid in an amount using performance factors determined at the time of death. As of December 31, 2007, the performance factors for the 2007 1-year transitional grant, the 2007 2-year transitional grant, and the 2007 performance grant are 150%, 150%, and 100% respectively. For disability, grants would vest and be paid upon the completion of the performance period.

                14Unvested restricted stock units (RSU) would be forfeited upon termination.

                15Unvested restricted stock units have pro rata vesting based upon a participant's retirement date. As of December 31, 2007, Mr. Johnson is not eligible for either type of retirement, so all unvested restricted stock units would be forfeited upon termination.

                16All outstanding restricted stock units would immediately vest. For a detailed description of outstanding restricted stock units, see footnote 7 to the "Outstanding Equity Awards at Fiscal Year-End Table."

                17All outstanding restricted stock units that are more than one year past their grant date would immediately vest. Shares that are less than one year past their grant date would be forfeited. Mr. Johnson would forfeit 14,808 restricted stock units granted on March 20, 2007.

                18Unvested restricted stock would be forfeited upon termination.

                19Unvested restricted stock may be vested at the Committee's discretion upon a participant's retirement. As of December 31, 2007 Mr. Johnson is not eligible for either type retirement, so all unvested shares would be forfeited upon termination.

                20All outstanding restricted stock shares would immediately vest. For a detailed description of outstanding restricted stock, see footnote 7 to the "Outstanding Equity Awards at Fiscal Year-End Table."

                21All outstanding restricted stock shares that are more than one year past their grant date would immediately vest. Shares that are less than one year past their grant date would be forfeited. All of Mr. Johnson's restricted stock share grant dates are beyond the one year threshold.

                22No accelerated vesting or incremental non-qualified pension benefit occurs under these scenarios.

                23Mr. Johnson was vested under the SERP as of December 31, 2007, so there is no incremental value due to accelerated vesting.

                24Unvested MICP deferral premiums would be forfeited. All outstanding deferred compensation balances will be paid immediately following termination, subject to IRC Section 409A regulations. Mr. Johnson would forfeit $2,665 of unvested deferred MICP premiums.

                25All outstanding deferred compensation balances will be paid in accordance with the plan and participant elections, subject to 409A regulations.

                26No post-retirement health care benefits apply in this scenario.

                27No additional benefits above what all full-time, non-bargaining employees would receive.

                28Per Mr. Johnson's employment agreement, he would be reimbursed for 18 months of COBRA premiums at $1,219.25 per month.

                29Per the Management Change-in-Control Plan, Mr. Johnson would receive Company-paid medical, dental and vision coverage in the same plan he was participating in prior to termination for 36 months at $1,195.40 per month.

                30The Executive Permanent Split-Dollar Life Insurance program involves the sharing of insurance costs and benefits between the Company and the participant. The benefit sharing is scheduled to end at age 65.

                31This scenario results in the participant having an interest in the policy cash value at the time of termination. The policy will be split in proportion to cash value ownership and the participant will receive a separate policy. No further cost or benefit sharing will occur. Therefore, the amounts in this column represent the cash surrender value as of the last policy anniversary date according to the original policy illustration.

                32A participant must be age 62 with 15 years actual service to be eligible for early retirement. Therefore, Mr. Johnson is not eligible for early retirement under the policy.

                33Under the Split-Dollar program, normal retirement is age 65 and five years of service. Based on these criteria, Mr. Johnson is not eligible for retirement under the program.

                34The amount shown represents premiums that would be paid by us that come due during the applicable period following the termination date. The amount included represents three annual premium payments.

                35Mr. Johnson is eligible to receive the proceeds from the policy as of the last policy anniversary date upon death.

                36Mr. Johnson would be eligible to receive $500,000 proceeds from executive AD&D policy.

                37Upon a change in control, the Management Change-in-Control Plan provides for us to pay all excise taxes due to IRC Section 280G plus applicable gross-up amounts for Mr. Johnson. Under IRC Section 280G, Mr. Johnson would be subject to excise tax on $8,607,114 of excess parachute payments above his base amount. Those excess parachute payments result in $1,721,423 of excise taxes and $3,076,634 of tax gross-ups related to the excise tax payment.

POTENTIAL PAYMENTS UPON TERMINATION

Peter M. Scott III, Executive Vice President and Chief Financial Officer

	Voluntary Termination ($)		Early Retirement ($)		Normal Retirement ($)		Involuntary Not for Cause Termination ($)		For Cause Termination ($)		Involuntary or Good Reason Termination (CIC) ($)		Death or Disability ($)
Compensation

Base Salary—$675,000	N/A	[1]	N/A	[1]	N/A	[1]	$2,018,250	[2]	N/A	[1]	$3,498,000	[3]	N/A	[4]

Annual Incentive	N/A	[5]	$600,000	[6]	$600,000	[6]	N/A	[5]	N/A	[5]	$425,250	[7]	$600,000	[6]

Long-term Incentives

Performance Shares (PSSP)

2005 (performance period)	N/A	[8]	$0	[9]	$0	[9]	N/A	[8]	N/A	[8]	$0	[11]	$0	[11]

2006 (performance period)	N/A	[8]	$0	[9]	$0	[9]	N/A	[8]	N/A	[8]	$0	[11]	$0	[11]

2007 1-yr Transitional Grant	N/A	[8]	$1,712,774	[10]	$0	[10]	N/A	[8]	N/A	[8]	$1,712,774	[12]	$1,712,774	[13]

2007 2-yr Transitional Grant	N/A	[8]	$1,712,774	[10]	$0	[10]	N/A	[8]	N/A	[8]	$1,712,774	[12]	$1,712,774	[13]

2007 (performance period)	N/A	[8]	$1,141,849	[10]	$0	[10]	N/A	[8]	N/A	[8]	$1,141,849	[12]	$1,141,849	[13]

Restricted Stock Units

2007 – 2010 (grant date vesting)	N/A	[14]	$47,183	[15]	$0	[15]	N/A	[14]	N/A	[14]	$188,732	[16]	$0	[17]

2007 – 2011 (grant date vesting)	N/A	[14]	$35,387	[15]	$0	[15]	N/A	[14]	N/A	[14]	$188,732	[16]	$0	[17]

2007 – 2012 (grant date vesting)	N/A	[14]	$28,302	[15]	$0	[15]	N/A	[14]	N/A	[14]	$188,683	[16]	$0	[17]

Restricted Stock

Unvested and Accelerated	N/A	[18]	N/A	[19]	N/A	[19]	N/A	[18]	N/A	[18]	$2,009,893	[20]	$2,009,893	[21]

Benefits and Perquisites

Incremental Non-Qualified Pension	N/A	[22]	N/A	[22]	N/A	[22]	N/A	[22]	N/A	[22]	$0	[23]	N/A	[22]

Deferred Compensation	$700,080	[24]	$700,080	[25]	$700,080	[25]	$700,080	[24]	$700,080	[24]	$700,080	[25]	$700,080	[25]

Post-retirement Health Care	N/A	[26]	N/A	[27]	N/A	[27]	$10,410	[28]	N/A	[26]	$20,411	[29]	N/A	[26]

Split-Dollar Policy[30]	$120,822	[31]	N/A	[32]	N/A	[33]	$120,822	[31]	$120,822	[31]	$331,425	[34]	$1,556,257	[35]

Executive AD&D Proceeds	N/A		N/A		N/A		N/A		N/A		N/A		$500,000	[36]

280G Tax Gross-up	N/A		N/A		N/A		N/A		N/A		$3,779,151	[37]	N/A

TOTAL	$820,902		$5,978,349		$1,300,080		$2,849,562		$820,902		$15,897,754		$9,933,627

                1There is no provision for payment of salary under these scenarios.

                2Value based on salary continuation provision per Mr. Scott's employment agreement which requires a severance equal to 2.99 times his then current base salary ($675,000) payable in equal installments over a period of 2.99 years.

                3Value based upon the maximum benefit allowed under the cash payment provision of the Management Change-in-Control Plan which equals the sum of three times annual salary plus three times the average MICP award for the three years prior to the year of termination (($675,000 + $491,000) times three).

                4Does not include impact of long-term disability. In the event of a long-term disability, Mr. Scott would receive 60% of base salary during the period of his disability.

                5There is no provision for payment of annual incentive under these scenarios.

                6Value based on Mr. Scott receiving a pro rata incentive award for the period worked during the year. For December 31, 2007, this is based on the full award. For 2007, Mr. Scott's MICP award was $600,000.

                7Value based on Mr. Scott receiving 100% of his target bonus under the Annual Cash Incentive Compensation Plan provisions of the Management Change- in-Control Plan. Value is 63% times $675,000.

                8Unvested performance shares would be forfeited upon termination.

                9Value based on expected payout at the end of the performance period. For 2005 the expected payout as of December 31, 2007, was 0%. For 2006 grants, the expected payout as of December 31, 2007, was 0% since performance period was two-thirds complete.

                10Unvested performance shares vest 100% at the participant's retirement date. As of December 31, 2007, Mr. Scott is early retirement eligible and all performance units are vested.

                11Under the PSSP, an interim calculation is done as of the date of termination or death. As of December 31, 2007, the interim calculation for all outstanding performance share grants based on total shareholder return through December 31, 2007 and EBITDA performance through September 30, 2007, was 0%.

                12Unvested performance shares vest as of the date of Change-in-Control and payment is made based upon the applicable performance factor. As of December 31, 2007, the performance factors for the 2007 1-year transitional grant, the 2007 2-year transitional grant, and the 2007 performance grant are 150%, 150%, and 100% respectively.

                13Unvested performance shares would vest 100% upon the participant's death and be paid in an amount using performance factors determined at the time of death. As of December 31, 2007, the performance factors for the 2007 1-year transitional grant, the 2007 2-year transitional grant, and the 2007 performance grant are 150%, 150%, and 100% respectively. For disability, grants would vest and be paid upon the completion of the performance period.

                14Unvested restricted stock units (RSU) would be forfeited upon termination.

                15Unvested restricted stock units have pro rata vesting based upon a participant's retirement date. Pro rata vesting on January 1, 2008, for Mr. Scott's 2007-2010 grant, 2007-2011 grant, and the 2007-2012 grant is payable at 25%, 18.75%, and 15% respectively.

                16All outstanding restricted stock units would immediately vest. For a detailed description of outstanding restricted stock units, see footnote 9 to the "Outstanding Equity Awards at Fiscal Year-End Table."

                17All outstanding restricted stock units that are more than one year past their grant date would immediately vest. Shares that are less than one year past their grant date would be forfeited. Mr. Scott would forfeit 11,690 restricted stock units granted on March 20, 2007.

                18Unvested restricted stock would be forfeited upon termination.

                19Unvested restricted stock may be vested at the Committee's discretion upon a participant's retirement. As of December 31, 2007, the value of this discretionary vesting would have been $2,009,893.

                20All outstanding restricted stock shares would immediately vest. For a detailed description of outstanding restricted stock, see footnote 9 to the "Outstanding Equity Awards at Fiscal Year-End Table."

                21All outstanding restricted stock shares that are more than one year past their grant date would immediately vest. Shares that are less than one year past their grant date would be forfeited. All of Mr. Scott's restricted stock share grant dates are beyond the one year threshold.

                22No accelerated vesting or incremental non-qualified pension benefit occurs under these scenarios.

                23Mr. Scott was vested under the SERP as of December 31, 2007, so there is no incremental value due to accelerated vesting.

                24Unvested MICP deferral premiums would be forfeited. All outstanding deferred compensation balances will be paid immediately following termination, subject to IRC Section 409A regulations. Since Mr. Scott did not have any unvested deferred MICP premiums, all deferred compensation balances would be paid.

                25All outstanding deferred compensation balances will be paid in accordance with the plan and participant elections, subject to 409A regulations.

                26No post-retirement health care benefits apply in this scenario.

                27No additional benefits above what all full-time, non-bargaining employees would receive.

                28Per Mr. Scott's employment agreement, he would be reimbursed for 18 months of COBRA premiums at $578.32 per month.

                29Per the Management Change-in-Control Plan, Mr. Scott would receive Company-paid medical, dental and vision coverage in the same plan he was participating in prior to termination for 36 months at $566.98 per month.

                30The Executive Permanent Split-Dollar Life Insurance program involves the sharing of insurance costs and benefits between the Company and the participant. The benefit sharing is scheduled to end at age 65.

                31This scenario results in the participant having an interest in the policy cash value at the time of termination. The policy will be split in proportion to cash value ownership and the participant will receive a separate policy. No further cost or benefit sharing will occur. Therefore, the amounts in this column represent the cash surrender value as of the last policy anniversary date according to the original policy illustration.

                32A participant must be age 62 with 15 years actual service to be eligible for early retirement. Therefore, Mr. Scott is not eligible for early retirement under the policy.

                33Under the Split-Dollar program, normal retirement is age 65 and five years of service. Based on these criteria, Mr. Scott is not eligible for retirement under the program.

                34The amount shown represents premiums that would be paid by us that come due during the applicable period following the termination date. The amount included represents three annual premium payments.

                35Mr. Scott is eligible to receive the proceeds from the policy as of the last policy anniversary date upon death.

                36Mr. Scott would be eligible to receive $500,000 proceeds from executive AD&D policy.

                37Upon a change in control, the Management Change-in-Control Plan provides for us to pay all excise taxes due to IRC Section 280G plus applicable gross-up amounts for Mr. Scott. Under IRC Section 280G, Mr. Scott would be subject to excise tax on $6,682,429 of excess parachute payments above his base amount. Those excess parachute payments result in $1,336,486 of excise taxes and $2,388,651 of tax gross-ups related to the excise tax payment.

POTENTIAL PAYMENTS UPON TERMINATION

John R. McArthur, Senior Vice President and General Counsel

	Voluntary Termination ($)		Early Retirement ($)		Normal Retirement ($)		Involuntary Not for Cause Termination ($)		For Cause Termination ($)		Involuntary or Good Reason Termination (CIC) ($)		Death or Disability ($)
Compensation

Base Salary—$435,000	N/A	[1]	N/A	[1]	N/A	[1]	$1,300,650	[2]	N/A	[1]	$1,350,000	[3]	N/A	[4]

Annual Incentive	N/A	[5]	$275,000	[6]	$275,000	[6]	N/A	[5]	N/A	[5]	$195,750	[7]	$275,000	[6]

Long-term Incentives

Performance Shares (PSSP)

2005 (performance period)	N/A	[8]	$0	[9]	$0	[9]	N/A	[8]	N/A	[8]	$0	[11]	$0	[11]

2006 (performance period)	N/A	[8]	$0	[9]	$0	[9]	N/A	[8]	N/A	[8]	$0	[11]	$0	[11]

2007 1-yr Transitional Grant	N/A	[8]	$0	[10]	$0	[10]	N/A	[8]	N/A	[8]	$668,943	[12]	$668,943	[13]

2007 2-yr Transitional Grant	N/A	[8]	$0	[10]	$0	[10]	N/A	[8]	N/A	[8]	$668,943	[12]	$668,943	[13]

2007 (performance period)	N/A	[8]	$0	[10]	$0	[10]	N/A	[8]	N/A	[8]	$445,962	[12]	$445,962	[13]

Restricted Stock Units

2007 – 2010 (grant date vesting)	N/A	[14]	N/A	[15]	N/A	[15]	N/A	[14]	N/A	[14]	$71,531	[16]	$0	[17]

2007 – 2011 (grant date vesting)	N/A	[14]	N/A	[15]	N/A	[15]	N/A	[14]	N/A	[14]	$71,531	[16]	$0	[17]

2007 – 2012 (grant date vesting)	N/A	[14]	N/A	[15]	N/A	[15]	N/A	[14]	N/A	[14]	$71,580	[16]	$0	[17]

2007 Retention Grant (grant date vesting)	N/A	[14]	N/A	[15]	N/A	[15]	N/A	[14]	N/A	[14]	$435,870	[16]	$0	[17]

Restricted Stock

Unvested and Accelerated	N/A	[18]	N/A	[19]	N/A	[19]	N/A	[18]	N/A	[18]	$636,080	[20]	$636,080	[21]

Benefits and Perquisites

Incremental Non- Qualified Pension	N/A	[22]	N/A	[22]	N/A	[22]	N/A	[22]	N/A	[22]	$1,108,475	[23]	N/A	[22]

Deferred Compensation	$32,779	[24]	$32,779	[25]	$32,779	[25]	$32,779	[24]	$32,779	[24]	$32,779	[25]	$32,779	[25]

Post-retirement Health Care	N/A	[26]	N/A	[27]	N/A	[27]	$21,505	[28]	N/A	[26]	$28,111	[29]	N/A	[26]

Split-Dollar Policy[30]	N/A		N/A		N/A		N/A		N/A		$42,100	[31]	$751,793	[32]

Executive AD&D Proceeds	N/A		N/A		N/A		N/A		N/A		N/A		$500,000	[33]

280G Tax Gross-up	N/A		N/A		N/A		N/A		N/A		$2,533,966	[34]	N/A

TOTAL	$32,779		$307,779		$307,779		$1,354,934		$32,779		$8,361,621		$3,979,500

                1There is no provision for payment of salary under these scenarios.

                2Value based on salary continuation provision per Mr. McArthur's employment agreement which requires a severance equal to 2.99 times his then current base salary ($435,000) payable in equal installments over a period of 2.99 years.

                3Value based upon the maximum benefit allowed under the cash payment provision of the Management Change-in-Control Plan which equals the sum of two times annual salary plus two times the average MICP award for the three years prior to the year of termination (($435,000 + $240,000) times two).

                4Does not include impact of long-term disability. In the event of a long-term disability, Mr. McArthur would receive 60% of base salary during the period of his disability.

                5There is no provision for payment of annual incentive under these scenarios.

                6Value based on Mr. McArthur receiving a pro rata incentive award for the period worked during the year. For December 31, 2007, this is based on the full award. For 2007, Mr. McArthur's MICP award was $275,000.

                7Value based on Mr. McArthur receiving 100% of his target bonus under the Annual Cash Incentive Compensation Plan provisions of the Management Change- in-Control Plan. Value is 45% times $435,000.

                8Unvested performance shares would be forfeited upon termination.

                9Value based on expected payout at the end of the performance period. For 2005 the expected payout as of December 31, 2007, was 0%. For 2006 grants, the expected payout as of December 31, 2007, was 0% since performance period was two-thirds complete.

                10Unvested performance shares vest 100% at the participant's retirement date. As of December 31, 2007, Mr. McArthur is not eligible for either type retirement, so all unvested performance stock units would be forfeited upon termination.

                11Under the PSSP, an interim calculation is done as of the date of termination or death. As of December 31, 2007, the interim calculation for all outstanding performance share grants based on total shareholder return through December 31, 2007 and EBITDA performance through September 30, 2007, was 0%.

                12Unvested performance shares vest as of the date of Change-in-Control and payment is made based upon the applicable performance factor. As of December 31, 2007, the performance factors for the 2007 1-year transitional grant, the 2007 2-year transitional grant, and the 2007 performance grant are 150%, 150%, and 100% respectively.

                13Unvested performance shares would vest 100% upon the participant's death and be paid in an amount using performance factors determined at the time of death. As of December 31, 2007, the performance factors for the 2007 1-year transitional grant, the 2007 2-year transitional grant, and the 2007 performance grant are 150%, 150%, and 100% respectively. For disability, grants would vest and be paid upon the completion of the performance period.

                14Unvested restricted stock units (RSU) would be forfeited upon termination.

                15Unvested restricted stock units have prorata vesting based upon a participant's retirement date. As of December 31, 2007, Mr. McArthur is not eligible for either type of retirement, so all unvested restricted stock units would be forfeited upon termination.

                16All outstanding restricted stock units would immediately vest. For a detailed description of outstanding restricted stock units, see footnote 13 to the "Outstanding Equity Awards at Fiscal Year-End Table."

                17All outstanding restricted stock units that are more than one year past their grant date would immediately vest. Shares that are less than one year past their grant date would be forfeited. Mr. McArthur would forfeit 13,432 restricted stock units granted on March 20, 2007.

                18Unvested restricted stock would be forfeited upon termination.

                19Unvested restricted stock may be vested at the Committee's discretion upon a participant's retirement. As of December 31, 2007 Mr. McArthur is not eligible for either type retirement, so all unvested shares would be forfeited upon termination.

                20All outstanding restricted stock shares would immediately vest. For a detailed description of outstanding restricted stock, see footnote 13 to the "Outstanding Equity Awards at Fiscal Year-End Table."

                21All outstanding restricted stock shares that are more than one year past their grant date would immediately vest. Shares that are less than one year past their grant date would be forfeited. All of Mr. McArthur's restricted stock share grant dates are beyond the one year threshold.

                22No accelerated vesting or incremental non-qualified pension benefit occurs under these scenarios.

                23Mr. McArthur was not vested under the SERP as of December 31, 2007, so this is the incremental value due to accelerated vesting.

                24Unvested MICP deferral premiums would be forfeited. All outstanding deferred compensation balances will be paid immediately following termination, subject to IRC Section 409A regulations. Since Mr. McArthur did not have any unvested deferred MICP premiums, all deferred compensation balances would be paid.

                25All outstanding deferred compensation balances will be paid in accordance with the plan and participant elections, subject to 409A regulations.

                26No post-retirement health care benefits apply in this scenario.

                27No additional benefits above what all full-time, non-bargaining employees would receive.

                28Per Mr. McArthur's employment agreement, he would be reimbursed for 18 months of COBRA premiums at $1,194.70 per month.

                29Per the Management Change-in-Control Plan, Mr. McArthur would receive Company-paid medical, dental and vision coverage in the same plan he was participating in prior to termination for 24 months at $1,171.30 per month.

                30The Executive Permanent Split-Dollar Life Insurance program involves the sharing of insurance costs and benefits between the Company and the participant. The benefit sharing is scheduled to end at age 65.

                31The amount shown represents premiums that would be paid by us that come due during the applicable period following the termination date. The amount included represents two annual premium payments.

                32Mr. McArthur is eligible to receive the proceeds from the policy as of the last policy anniversary date upon death.

                33Mr. McArthur would be eligible to receive $500,000 proceeds from executive AD&D policy.

                34Upon a change in control, the Management Change-in-Control Plan provides for us to pay all excise taxes due to IRC Section 280G plus applicable gross-up amounts for Mr. McArthur. Under IRC Section 280G, Mr. McArthur would be subject to excise tax on $4,480,650 of excess parachute payments above his base amount. Those excess parachute payments result in $896,130 of excise taxes and $1,601,619 of tax gross-ups related to the excise tax payments.

DIRECTOR COMPENSATION

        Last year, the Company's majority shareholder determined that it was in the best interest of the Company to simplify the Company's structure by electing a board of directors comprised of employees of the Company and its affiliates. To facilitate this restructuring, all of the directors of the Company, except one, resigned effective July 7, 2007, and the sole remaining director appointed five (5) directors to file vacancies pursuant to the Company's By-Laws. The table below and the accompanying narrative describe compensation received by each non-employee director who served on the Company's Board during 2007.

Name (a)	Fees Earned or Paid in Cash[1] ($) (b)	Stock Awards[2] ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (f)	All Other Compensation[3] ($) (g)		Total ($) (h)
Edwin B. Borden (retired as of May 9, 2007)	$43,500	$110,156	—	—	—	$514,059	[4]	$667,715
James E. Bostic, Jr.	$78,500	$67,845	—	—	—	$13,602		$159,947
David L. Burner	$87,000	$72,454	—	—	—	$12,125		$171,579
Richard L. Daugherty	$92,000	$78,911	—	—	—	$12,728		$183,639
Harris E. DeLoach, Jr.	$82,000	$61,354	—	—	—	$6,117		$149,471
W. D. Frederick, Jr. (retired as of May 9, 2007)	$39,250	$73,940	—	—	—	$14,065		$127,255
Robert W. Jones	$49,712	—	—	—	—	$125		$49,837
W. Steven Jones	$77,000	$63,824	—	—	—	$13,415		$154,239
E. Marie McKee	$87,000	$72,454	—	—	—	$13,486		$172,940
John H. Mullin, III	$92,000	$73,254	—	—	—	$12,125		$177,379
Charles W. Pryor, Jr.	$37,117	—	—	—	—	$123		$37,240
Carlos A. Saladrigas	$78,500	$69,450	—	—	—	$12,125		$160,075
Theresa M. Stone	$78,500	$63,824	—	—	—	$12,123		$154,447
Alfred C. Tollison, Jr.	$84,500	$61,354	—	—	—	$7,276		$153,130
Jean Giles Wittner (retired as of May 9, 2007)	$39,250	$75,427	—	—	—	$14,105		$128,782

                1Reflects the annual retainer plus any Board or Committee fees earned in 2007. Amounts may have been paid in cash or deferred into the Non-Employee Director Deferred Compensation Plan.

                2Reflects the change in value in the Non-Employee Director Stock Unit Plan account for 2007. The value of account is tracked in phantom stock units and changes with the annual grant of 1,200 stock units, dividend reinvestment, unit appreciation/depreciation and payments made upon termination of a director. The assumptions made in the valuation of awards granted pursuant to the Non-Employee Director Stock Unit Plan are not addressed in our financial statements, footnotes to our financial statements or in management's discussion and analysis because the Director Plan is immaterial to our financial statements. As a liability plan under SFAS No. 123(R) the fair value of the Directors Plan is re-measured at each financial statement date. The fair value of the Director Plan reflects the fair value of the Company's stock applied to the number of phantom stock units. The grant date fair value for each stock unit granted to each director on January 2, 2007, was $49.18. The aggregate number of stock units outstanding as of December 31, 2007, for each Director listed above are as follows: Edwin B. Borden—0; James E. Bostic Jr.—4,768; David L. Burner—7,257; Richard L. Daugherty—10,744;

Harris E. DeLoach—1,263; W. D. Frederick, Jr.—6,531, W. Steven Jones—2,597; Robert W. Jones—0; E. Marie McKee—7,257; John H. Mullin III—7,689; Charles W. Pryor—0; Carlos A. Saladrigas—5,635; Theresa M. Stone—2,597; Alfred C. Tollison, Jr.—1,263; Jean Giles Wittner—5,805.

                3 Includes incentive matching contributions under the incentive compensation program, the value of perquisites such as tickets to sporting and cultural arts events, imputed income for personal or spousal travel, and the cash value of retirement and holiday gifts from the Company. For all directors who have been on our Board since January 1, 2006, the incentive match was 80% of a Director's automatic deferral or $12,000 (80% of $15,000). The automatic deferral is prorated for new directors and 80% of that amount was provided as the incentive match.

                4Includes a $500,000 contribution to college or university of the director's choice pursuant to the Directors' Educational Contribution Plan. The Directors' Educational Contribution Plan is funded by policies of corporate-owned life insurance on the lives of pairs of Directors, with proceeds payable to us at the death of the second to die in each pair. All costs of the Directors' Education Contribution Plan are expected to be covered from the life insurance proceeds to be received by us. Mr. Edwin Borden, who retired from the Board in 2007, was a participant in the Directors' Educational Contribution Plan. In 2007, we made a contribution of $500,000 to the following on Mr. Borden's behalf: $375,000 to the University of North Carolina at Chapel Hill, $100,000 to Mount Olive College, and $25,000 to the Foundation of Wayne Community College. The only current Board member who is eligible to participate is Mr. Daugherty. In 2007, we paid insurance premiums totaling $392,609 in order to fund the Directors' Educational Contribution Plan.

DISCUSSION OF DIRECTOR COMPENSATION TABLE

RETAINER AND MEETING FEES

        During 2007, Directors who were not employees of the Company received an annual retainer of $65,000, of which $15,000 was automatically deferred under the Non-Employee Director Deferred Compensation Plan (see below). The Chair of each of the following standing Board Committees received an additional retainer of $10,000: Finance Committee; Operations and Nuclear Oversight Committee; and Organization and Compensation Committee. The non-chair members of the following standing Board Committees received an additional retainer of $6,000: Corporate Governance Committee; Finance Committee; Operations and Nuclear Oversight Committee; and Organization and Compensation Committee. The Lead Director/Chair of the following Board Committees received an additional retainer of $15,000: Corporate Governance Committee and Audit and Corporate Performance Committee. Non-chair members of the Audit Committee and the Corporate Performance Committee received an additional retainer of $7,500. The Nuclear Oversight Director received an additional retainer of $6,000. Directors who were not employees of the Company received a fee of $1,500 per meeting for non-customary meetings or reviews of the Company's operations that are approved by the Corporate Governance Committee. Directors who are employees of our company or its affiliates do not receive an annual retainer or attendance fees. All Directors are reimbursed for expenses incidental to their service as Directors. Committee positions held by the Directors are discussed in the "Board Committees" section of this proxy statement.

NON-EMPLOYEE DIRECTOR DEFERRED COMPENSATION PLAN

        In addition to $15,000 from the annual retainer and any matching contributions under the incentive compensation program that are automatically deferred, outside Directors may elect to defer any portion of the remainder of their annual retainer and Board attendance fees until after the termination of their service on the Board under the Non-Employee Director Deferred Compensation Plan. Any deferred fees are deemed to be invested in a number of units of Common Stock of the Company, but participating Directors receive no equity interest or voting rights in any shares of the Common Stock. The number of units credited to the account of a participating Director is equal to the dollar amount of the deferred fees divided by the average of the high and low selling prices (i.e., market value) of the Common Stock on the day the deferred fees would otherwise be payable to the participating Director. The number of units in each account is adjusted from time to time to reflect the payment of dividends on the number of shares of Common Stock represented by the units. Unless otherwise agreed to by the participant and the Board, when the participant ceases to be a member of the Board of Directors, he or she will receive cash equal to the market value of a share of the Company's Common Stock on the date of payment multiplied by the number of units credited to the participant's account.

DIRECTOR INCENTIVE COMPENSATION

        Directors are also eligible for matching contributions of up to $15,000 under an incentive compensation program. Awards under this program are based upon the achievement of the corporate incentive goals established each year by the Board and used as the basis for a matching contribution of shares of Common Stock for participating employees in our 401(k) Savings & Stock Ownership Plan. In the event that five (5) of the corporate incentive goals are met, the $15,000 portion of the annual retainer that is automatically deferred pursuant to the Non-Employee Director Deferred Compensation Plan will be increased by 50 percent, with an additional 10 percent increase for each corporate incentive goal met in excess of five (5) (up to a maximum matching contribution of 100 percent). Such matching contribution is automatically deferred until the Director's retirement.

        Pursuant to our 2002 Equity Incentive Compensation Plan, Directors are also eligible to receive grants of up to 2,000 non-qualified stock options on May 1 of each year, subject to the Board's approval; however, we ceased granting stock options in 2004. All stock options granted prior to January 1, 2005, remain valid in accordance with their terms and conditions.

NON-EMPLOYEE DIRECTOR STOCK UNIT PLAN

        Effective January 1, 1998, we established the Non-Employee Director Stock Unit Plan ("Stock Unit Plan"). The Stock Unit Plan provides for an annual grant of 1,200 stock units to each non-employee Director. Each unit is equal in economic value to one share of our Parent's Common Stock, but does not represent an equity interest or entitle its holder to vote. The number of units is adjusted from time to time to reflect the payment of dividends with respect to the Common Stock of our Parent. Benefits under the Stock Unit Plan vest after a participant has been a member of the Board for five (5) years and are payable solely in cash. Effective January 1, 2007, a Director shall be fully vested at all times in the stock units credited to his or her account.

PERQUISITES

        Directors are eligible to receive certain perquisites, including tickets to various cultural arts and sporting events, which are de minimis in value. Each retiring Director also receives a gift valued at approximately $1,500 in appreciation for his/her service on the Board.

        We charge Directors with imputed income in connection with (i) their travel on Company aircraft for non-Company related purposes and (ii) their spouses' travel on Company aircraft. When spousal travel is at our invitation, we will gross up the Directors for taxes incurred in connection with the imputed income related to the travel.

        All of the Directors who were Directors or retired Directors on or prior to September 16, 1998, participate in a Directors' Educational Contribution Plan. The Directors' Educational Contribution Plan is funded by policies of corporate-owned life insurance on the lives of pairs of Directors, with proceeds payable to us at the death of the second to die in each pair. All costs of the Directors' Educational Contribution Plan are expected to be covered from the life insurance proceeds to be received by us. Pursuant to the Director's Educational Contribution Plan, we will make a contribution in the name of each participating Director to an educational institution or approved educational foundation or fund in North Carolina or South Carolina selected by the participating Director and approved by the Executive Committee of the Board of Directors. The contribution will be made at the later of the retirement of the participating Director from the Board of Directors or 10 years from the date of adoption of the Directors' Educational Contribution Plan. If a participating Director has served as a Director for at least five (5) but less than 10 years at the time the contribution is to be made, we will contribute $250,000 in the name of the Director. If the participating Director has served for 10 or more years, the amount of the contribution will be $500,000. The Directors' Educational Contribution Plan was discontinued September 16, 1998, and is not available as a benefit for any Director who joined the Board subsequent to that date. The Directors' Educational Contribution Plan may be terminated at any time at the discretion of the Executive Committee without recourse or obligation to us. Mr. Borden, who retired from the Board in 2007, was a participant in the Directors' Educational Contribution Plan. In 2007, we made the following contributions on Mr. Borden's behalf: $100,000 to the Kenan-Flagler Business School, $150,000 to the Institute for the Arts and Humanities, College of Arts and Sciences and $125,000 to the Edwin B. and Wilmer Kuck Borden Library Fund, all located at the at the University of North Carolina at Chapel Hill; $100,000 to Mount Olive College; and $25,000 to the Foundation of Wayne Community College. The only current Board member who is eligible to participate in the Directors' Educational Contribution Plan is Mr. Daugherty, who will retire from the Board at the 2008 Annual Meeting of Shareholders.

EQUITY COMPENSATION PLAN INFORMATION

        There are no compensation plans under which equity securities of the Company are authorized for issuance. Our Parent sponsors an equity compensation plan in which certain employees of the Company participate.

REPORT OF THE AUDIT AND CORPORATE
PERFORMANCE COMMITTEE

        The Audit and Corporate Performance Committee of Progress Energy's Board of Directors (the "Audit Committee") has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2007, with the Company's management and with Deloitte & Touche LLP, the Company's independent registered public accounting firm. The Audit Committee discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), by the SEC's Regulation S-X, Rule 2-07, and by the New York Stock Exchange's Corporate Governance Rules, as may be modified, amended or supplemented.

        The Audit Committee has received the written disclosures from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) as may be modified or supplemented, and has discussed the independence of Deloitte & Touche LLP with that firm.

        Based upon the review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2007, for filing with the SEC.

Audit and Corporate Performance Committee of the Progress Energy Board of Directors:

Richard L. Daugherty, Chair
James E. Bostic, Jr.
Charles W. Pryor, Jr.
Carlos A. Saladrigas
Theresa M. Stone
Alfred C. Tollison, Jr.

        Unless specifically stated otherwise in any of the Company's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the foregoing Report of the Audit Committee shall not be incorporated by reference into any such filings and shall not otherwise be deemed filed under such Acts.

DISCLOSURE OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM'S FEES

        The Audit Committee of Progress Energy has actively monitored all services provided by its independent registered public accounting firm, Deloitte & Touche LLP, the member firms of Deloitte & Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte") and the relationship between audit and non-audit services provided by Deloitte. Progress Energy has adopted policies and procedures for preapproving all audit and permissible non-audit services rendered by Deloitte, and the fees billed for those services. Those policies and procedures apply to Progress Energy and its subsidiaries, including the Company. Progress Energy's Controller is responsible to the Audit Committee for enforcement of this procedure, and for reporting noncompliance. The Audit Committee specifically preapproved the use of Deloitte for audit, audit related, tax and non-audit services, subject to the limitations of the preapproval policy. The preapproval policy provides that any audit and audit-related services with projected expenditure of over $50,000, and not previously preapproved, will require individual approval by the Audit Committee in advance of Deloitte being engaged to render such services. Once the cumulative total of those projects less than $50,000, plus projected overruns in excess of previously approved amounts, exceeds $500,000 for the year, each subsequent project, regardless of amount, must be approved individually in advance by the Audit Committee.

        The preapproval policy requires management to obtain specific preapproval from the Audit Committee for the use of Deloitte for any permissible non-audit services, which generally are limited to tax services, including tax compliance, tax planning, and tax advice services such as return review and consultation and assistance. Other types of permissible non-audit services will not be considered for approval except in limited instances, which may include proposed services that provide significant economic or other benefits. In determining whether to approve these services, the Audit Committee will assess whether these services adversely impair the independence of Deloitte. Any permissible non-audit services provided during a fiscal year that (i) do not aggregate more than five percent of the total fees paid to Deloitte for all services rendered during that fiscal year and (ii) were not recognized as non-audit services at the time of the engagement must be brought to the attention of Progress Energy's Controller for prompt submission to the Audit Committee for approval. These de minimis non-audit services must be approved by the Audit Committee or its designated representative before the completion of the services. Non-audit services that are specifically prohibited under the Sarbanes-Oxley Act Section 404, Securities and Exchange Commission ("SEC") rules, and Public Company Accounting Oversight Board ("PCAOB") rules are also specifically prohibited under the policy.

        Prior to approval of permissible tax services by the Audit Committee, the policy requires Deloitte to (1) describe in writing to the Audit Committee (a) the scope of the service, the fee structure for the engagement and any side letter or other amendment to the engagement letter or any other agreement between the Company and Deloitte relating to the service and (b) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between Deloitte and any person (other than the Company) with respect to the promoting, marketing or recommending or a transaction covered by the service; and (2) discuss with the Audit Committee the potential effects of the services on the independence of Deloitte.

        The policy also requires Progress Energy's Controller to update the Audit Committee throughout the year as to the services provided by Deloitte and the costs of those services. The policy also requires Deloitte to annually confirm its independence in accordance with SEC and New York Stock Exchange standards. The Audit Committee will assess the adequacy of this policy as it deems necessary and revise accordingly.

        Set forth in the table below is certain information relating to the aggregate fees billed by Deloitte for professional services rendered to us for the fiscal years ended December 31, 2007, and December 31, 2006.

	2007	2006
Audit fees	$1,756,000	$1,520,000
Audit-related fees	27,000	35,000
Tax fees	282,000	189,000
All other fees	—	6,000

Total Fees	2,065,000	1,750,000

        Audit fees include fees billed for services rendered in connection with (i) the audits of our annual financial statements; (ii) the audit of the effectiveness of our internal control over financial reporting; (iii) the reviews of the financial statements included in our Quarterly Reports on Form 10-Q; (iv) accounting consultations arising as part of the audits; and (v) audit services in connection with statutory, regulatory or other filings, including comfort letters and consents in connection with SEC filings and financing transactions.

        Audit-related fees include fees billed for (i) special procedures and letter reports; (ii) benefit plan audits when fees are paid by us rather than directly by the plan; and (iii) accounting consultations for prospective transactions not arising directly from the audits.

        Tax fees include fees billed for tax compliance matters and tax planning and advisory services.

        All other fees for 2006 include fees billed for utility accounting training.

        The Audit Committee has concluded that the provision of the non-audit services listed above as "All other fees" and "Tax fees" are compatible with maintaining Deloitte's independence.

        None of the services provided was approved by the Audit Committee pursuant to the de minimis waiver provisions described above.

PROPOSAL 2—RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

        The Audit and Corporate Performance Committee of Progress Energy's Board of Directors (the "Audit Committee") has selected Deloitte & Touche LLP ("Deloitte & Touche") as our independent registered public accounting firm for the fiscal year ending December 31, 2008, and has directed that management submit the selection of that independent registered public accounting firm for ratification by our shareholders at the 2008 Annual Meeting of the Shareholders. Deloitte & Touche has served as the independent registered public accounting firm for our Company and its predecessors since 1930. In selecting Deloitte & Touche, the Audit Committee considered carefully Deloitte & Touche's previous performance for us, its independence with respect to the services to be performed and its general reputation for adherence to professional auditing standards. A representative of Deloitte & Touche will be present at the Annual Meeting of Shareholders, will have the opportunity to make a statement and will be available to respond to appropriate questions. Shareholder ratification of the selection of Deloitte & Touche as our independent registered public accounting firm is not required by our By-Laws or otherwise. However, we are submitting the selection of Deloitte & Touche to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Deloitte & Touche. Even if the shareholders ratify the selection, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it is determined that such a change would be in the best interest of the Company and its shareholders.

        The Board of Directors recommends a vote "FOR" the ratification of the selection of Deloitte & Touche as our independent registered public accounting firm.

        Valid proxies received pursuant to this solicitation will be voted in the manner specified. Where no specification is made, the shares represented by the accompanying proxy will be voted "FOR" the ratification of the selection of Deloitte & Touche as our independent registered public accounting firm. Votes (other than votes withheld) will be cast pursuant to the accompanying proxy for the ratification of the selection of Deloitte & Touche.

        The proposal to ratify the selection of Deloitte & Touche to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2008, requires approval by a majority of the votes actually cast by holders of shares present in person or represented by proxy at the Annual Meeting of Shareholders and entitled to vote thereon. Abstentions from voting and broker nonvotes will not count as shares voted and will not have the effect of a "negative" vote, as described in more detail under the heading "PROXIES" on page 2.

FINANCIAL STATEMENTS

        Our 2007 Annual Report, which includes financial statements as of December 31, 2007, and 2006, and for each of the three years in the period ended December 31, 2007, together with the report of Deloitte & Touche LLP, our independent registered public accounting firm, was mailed to those who were shareholders of record as of the close of business on March 7, 2008.

FUTURE SHAREHOLDER PROPOSALS

        Shareholder proposals submitted for inclusion in the proxy statement for our 2009 Annual Meeting must be received no later than December 4, 2008, at our principal executive offices, addressed to the attention of:

Frank A. Schiller
Corporate Secretary
Carolina Power & Light Company d/b/a
Progress Energy Carolinas, Inc.
P.O. Box 1551
Raleigh, NC 27602-1551

        Upon receipt of any such proposal, we will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies.

        In order for a shareholder to nominate a candidate for director, under our By-Laws timely notice of the nomination must be received by the Secretary of the Company either by personal delivery or by United States registered or certified mail, postage pre-paid, not later than the close of business on the 120th calendar day before the date our proxy statement was released to shareholders in connection with the previous year's annual meeting. In no event shall the public announcement of an adjournment or postponement of an annual meeting or the fact that an annual meeting is held after the anniversary of the preceding annual meeting commence a new time period for a shareholder's giving of notice as described above. The shareholder filing the notice of nomination must include:

  •
  As to the shareholder giving the notice:

  •
  the name and address of record of the shareholder who intends to make the nomination, the beneficial owner, if any, on whose behalf the nomination is made and of the person or persons to be nominated;

  •
  the class and number of our shares that are owned by the shareholder and such beneficial owner;

  •
  a representation that the shareholder is a holder of record of our shares entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; and

  •
  a description of all arrangements, understandings or relationships between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder.

  •
  As to each person whom the shareholder proposes to nominate for election as a director:

  •
  the name, age, business address and, if known, residence address of such person;

  •
  the principal occupation or employment of such person;

  •
  the class and number of shares of our stock that are beneficially owned by such person;

    •
    any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors or is otherwise required by the rules and regulations of the SEC promulgated under the Securities Exchange Act of 1934; and

    •
    the written consent of such person to be named in the proxy statement as a nominee and to serve as a director if elected.

        In order for a shareholder to bring other business before a shareholder meeting, we must receive timely notice within the time limits described above. Such notice must include:

  •
  the information described above with respect to the shareholder proposing such business;

  •
  a brief description of the business desired to be brought before the annual meeting, including the complete text of any resolutions to be presented at the annual meeting, and the reasons for conducting such business at the annual meeting; and

  •
  any material interest of such shareholder in such business.

        These requirements are separate from the requirements a shareholder must meet to have a proposal included in our proxy statement.

        Any shareholder desiring a copy of our By-Laws will be furnished one without charge upon written request to the Secretary. A copy of the By-Laws, as amended and restated on May 10, 2006, was filed as an exhibit to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, and is available at the SEC Internet Web site (www.sec.gov).

OTHER BUSINESS

        The Board of Directors does not intend to bring any business before the meeting other than that stated in this Proxy Statement. The Board knows of no other matter to come before the meeting. If other matters are properly brought before the meeting, it is the intention of the Board of Directors that the persons named in the enclosed Proxy will vote on such matters pursuant to the Proxy in accordance with their best judgment.

Exhibit A

POLICY AND PROCEDURES WITH RESPECT TO
RELATED PERSON TRANSACTIONS

A.    Policy Statement

        The Company's Board of Directors (the "Board") recognizes that Related Person Transactions (as defined below) can present heightened risks of conflicts of interest or improper valuation or the perception thereof. Accordingly, the Company's general policy is to avoid Related Person Transactions. Nevertheless, the Company recognizes that there are situations where Related Person Transactions might be in, or might not be inconsistent with, the best interests of the Company and its stockholders. These situations could include (but are not limited to) situations where the Company might obtain products or services of a nature, quantity or quality, or on other terms, that are not readily available from alternative sources or when the Company provides products or services to Related Persons (as defined below) on an arm's length basis on terms comparable to those provided to unrelated third parties or on terms comparable to those provided to employees generally. The Company, therefore, has adopted the procedures set forth below for the review, approval or ratification of Related Person Transactions.

        This Policy has been approved by the Board. The Corporate Governance Committee (the "Committee") will review and may recommend to the Board amendments to this Policy from time to time.

B.    Related Person Transactions

        For the purposes of this Policy, a "Related Person Transaction" is a transaction, arrangement or relationship, including any indebtedness or guarantee of indebtedness, (or any series of similar transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) was, is or will be a participant and the amount involved exceeds $120,000, and in which any Related Person had, has or will have a direct or indirect material interest.

        For purposes of this Policy, a "Related Person" means:

  1.
  any person who is, or at any time since the beginning of the Company's last fiscal year was, a director or executive officer (i.e. members of the Senior Management Committee and the Controller) of the Company or a nominee to become a director of the Company;

  2.
  any person who is known to be the beneficial owner of more than 5% of any class of the voting securities of the Company or its subsidiaries;

  3.
  any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the director, executive officer, nominee or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than 5% beneficial owner; and

  4.
  any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest.

C.    Approval Procedures

  1.
  The Board has determined that the Committee is best suited to review and approve Related Person Transactions. Accordingly, at each calendar year's first regularly scheduled Committee

A-1

    meeting, management shall recommend Related Person Transactions to be entered into by the Company for that calendar year, including the proposed aggregate value of such transactions if applicable. After review, the Committee shall approve or disapprove such transactions and at each subsequently scheduled meeting, management shall update the Committee as to any material change to those proposed transactions.

  2.
  In the event management recommends any further Related Person Transactions subsequent to the first calendar year meeting, such transactions may be presented to the Committee for approval at the next Committee meeting. In these instances in which the Legal Department, in consultation with the President and Chief Operating Officer, determines that it is not practicable or desirable for the Company to wait until the next Committee meeting, any further Related Person Transactions shall be submitted to the Chair of the Committee (who will possess delegated authority to act between Committee meetings). The Chair of the Committee shall report to the Committee at the next Committee meeting any approval under this Policy pursuant to his/her delegated authority.

  3.
  No member of the Committee shall participate in any review, consideration or approval of any Related Person Transaction with respect to which such member or any of his or her immediate family members is the Related Person. The Committee (or the Chair) shall approve only those Related Person Transactions that are in, or are not inconsistent with, the best interests of the Company and its stockholders, as the Committee (or the Chair) determines in good faith. The Committee or Chair, as applicable, shall convey the decision to the President and Chief Operating Officer, who shall convey the decision to the appropriate persons within the Company.

D.    Ratification Procedures

        In the event the Company's Chief Executive Officer, President and Chief Operating Officer, Chief Financial Officer or General Counsel becomes aware of a Related Person Transaction that has not been previously approved or previously ratified under this Policy, said officer shall immediately notify the Committee or Chair of the Committee, and the Committee or Chair shall consider all of the relevant facts and circumstances regarding the Related Person Transaction. Based on the conclusions reached, the Committee or the Chair shall evaluate all options, including but not limited to ratification, amendment, termination or recession of the Related Person Transaction, and determine how to proceed.

E.    Review of Ongoing Transactions

        At the Committee's first meeting of each calendar year, the Committee shall review any previously approved or ratified Related Person Transactions that remain ongoing and have a remaining term of more than six months or remaining amounts payable to or receivable from the Company of more than $100,000. Based on all relevant facts and circumstances, taking into consideration the Company's contractual obligations, the Committee shall determine if it is in the best interests of the Company and its stockholders to continue, modify or terminate the Related Person Transaction.

F.    Disclosure

        All Related Person Transactions are to be disclosed in the Company's filings with the Securities and Exchange Commission as required by the Securities Act of 1933 and the Securities Exchange Act of 1934 and related rules. Furthermore, all Related Person Transactions shall be disclosed to the Corporate Governance Committee of the Board and any material Related Person Transaction shall be disclosed to the full Board of Directors.

        The material features of this Policy shall be disclosed in the Company's annual report on Form 10-K or in the Company's proxy statement, as required by applicable laws, rules and regulations.

A-2

Exhibit B

Progress Energy, Inc. Corporate Governance Guidelines—Board Independence Section

B.    Board Independence

  In order for a director to be deemed "independent," the Board of Directors of the Company must affirmatively determine that the director has no material relationship with the Company, either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company. In making this determination, the Board of Directors shall apply the following standards:

  1.
  A director who is, or has been within the last three years, an employee of the Company, or whose immediate family member is, or has been within the last three years, an executive officer, of the Company, is not independent. Employment as an interim Chairman or Chief Executive Officer will not disqualify a director from being considered independent following such employment.

  2.
  A director who has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from the Company, other than director and committee fees and pensions or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service) is not independent. Compensation received by a director for former service as an interim Chairman or Chief Executive Officer will not be considered in determining independence under this standard. Compensation received by a director's immediate family member for service as an employee of the Company (other than as an executive officer) will not be considered in determining independence under this standard.

  3.
  A director who is or has been within the last three years affiliated with or employed by (or whose immediate family member is or has been within the last three years affiliated with or employed by) a present or former internal or external auditor of the Company is not independent.

  4.
  A director who is, or has been within the last three years, or whose immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the Company's present executives at the same time serve or served on that company's compensation committee is not independent.

  5.
  A director who is an executive officer or an employee (or whose immediate family member is an executive officer) of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of such other company's consolidated gross revenues is not independent.

  6.
  A director who has or whose immediate family member has received any compensation from the Company directly or indirectly as an advisor or consultant is not independent until at least three years after he or she ceases to receive such compensation.

  7.
  A director who is or whose immediate family member is an officer, director, or trustee of a foundation, university, or other tax-exempt organization that received from the Company, in any single year within the preceding three years, contributions in an amount which exceeded the greater of $1 million or 2% of such tax-exempt organization's consolidated gross revenues is not independent.

  8.
  Neither a director nor his/her immediate family member shall receive any personal loans from the Company.

  9.
  A director who had or whose immediate family member had, during the Company's last fiscal year, a relationship that must be disclosed under Item 404(a) of Regulation S-K is not independent.

  10.
  Relationships not specifically mentioned above, or transactions that may have taken place prior to the adoption of these independence standards, may, in the Board's judgment, be deemed not to be material and the director will be deemed independent, if after taking into account all relevant facts and circumstances, the Board determines that the existence of such relationship or transaction would not impair the director's exercise of independent judgment.

  11.
  Any transaction that Item 404(a) of Regulation S-K exempts from disclosure (or subjects to only limited disclosure) shall be deemed categorically immaterial for purposes of these Guidelines. These transactions include, but are not limited to, the following:

  •
  executive compensation arrangements otherwise reported under Item 402 of Reg. S-K (other than in the case of an immediate family member);

  •
  indebtedness incurred in connection with the purchase of goods and services on usual trade terms; ordinary business travel and expense payments; and other transactions in the ordinary course of business;

  •
  loans from banks, savings and loans and broker-dealers made in the ordinary course of business on prevailing market terms and not involving more than the normal risk of collectibility;

  •
  transactions in which the related person's interest arises solely because of his/her position as a director of and/or ownership of less than a 10% equity in another entity that is a party to the transaction;

  •
  transactions in which the related person's interest arises only from his/her position as a limited partner in a partnership in which the person and all other related persons have an interest of less than 10%;

  •
  transactions where the rates or charges involved are determined by competitive bids;

  •
  transactions that involve the rendering of services as a public utility at rates or charges fixed in conformity with law or a governmental authority; and

  •
  transactions in which the related person's interest arises solely from the ownership of a class of equity securities of the Company and all holders of such class of Company equity securities received the same benefit on a pro rata basis.

        For purposes of these Guidelines, the following definitions shall apply:

  a.
  "affiliate" means any subsidiary of the Company and any other Company or entity that controls, is controlled by or is under common control of the Company.

  b.
  "immediate family" means a director's spouse, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in law, sons- and daughters-in law, brothers- and sisters-in-law and anyone (other than employees) who shares the director's home or who is financially dependent on the director.

        The Board shall undertake an annual review of the independence of all non-employee Directors. In advance of the meeting at which this review occurs, each non-employee Director shall be asked to provide the Board with full information regarding the Director's business and other relationships with the Company and its affiliates and with senior management and their affiliates to enable the Board to evaluate the Director's independence.

        Directors have an affirmative obligation to inform the Board of any material changes in their circumstances or relationships that may impact their designation by the Board as "independent" and to comply with the Company's Policy and Procedures with Respect to Related Person Transactions, which is attached hereto as Exhibit A. This obligation includes all business relationships between, on the one hand Directors or members of their immediate family, and, on the other hand, the Company and its affiliates or members of senior management and their affiliates, whether or not such business relationships are subject to the approval requirement set forth in the following provision.

        The Board believes that having the Chief Executive Officer as a member of the Board is appropriate and can increase the Board's effectiveness and comprehension of the Company's business. Whether employees other than the Chief Executive Officer should serve on the Board is a matter determined based on the circumstances and what is deemed by the Board to be in the Company's best interest.

        The identity of the independent directors will be disclosed in the Company's annual proxy statement.

CAROLINA POWER & LIGHT COMPANY d/b/a PROGRESS ENERGY CAROLINAS, INC.

Telephonic Voting Instructions

You can vote by telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose to vote your proxy by telephone.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by telephone must be received by 12:01 a.m., Eastern Daylight Time, on May 14, 2008.
Vote by telephone

• Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.

• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in					☒
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. Election of Directors

		For	Withhold
01.	J. McArthur	☐	☐
Class I

		For	Withhold
02.	P. Scott III	☐	☐
Class I

2. Ratification of the selection of			For	Against	Abstain
Deloitte & Touche LLP as Carolina			☐	☐	☐
Power & Light Company’s independent registered public accounting firm for 2008.

3. In their discretion the proxies are authorized to vote upon such other business that is properly brought before the meeting or any adjournment thereof.

B Non-Voting Items

Change of Address — Please print your new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box

2008 Annual Meeting of Carolina Power & Light Company d/b/a Progress Energy, Inc. Shareholders

May 14, 2008 at 10:00 a.m.

 Progress Energy Center for the Performing Arts

2 East South Street, Raleigh, NC

(map located on back of Proxy Notice & Statement)

Dear Shareholder,

Please take note of the important information enclosed with the Proxy Card. That information relates to the management and operations of your Company and requires your immediate attention and approval. Details are discussed in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this Proxy Card to indicate how you would like your shares to be voted, then sign the card and return it in the enclosed postage paid envelope. If you prefer, you may vote by telephone by following the instructions in the proxy materials.

Your vote must be submitted prior to the Annual Meeting of Shareholders to be held May 14, 2008, unless you plan to vote in person at the Meeting.

Thank you in advance for your prompt consideration of these matters.

IF YOU HAVE NOT VOTED VIA TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

CAROLINA POWER & LIGHT COMPANY d/b/a PROGRESS ENERGY CAROLINAS, INC.

Annual Meeting Proxy Card

Carolina Power & Light Company

d/b/a Progress Energy Carolinas, Inc.

410 S. Wilmington Street

Raleigh, North Carolina 27601

This Proxy is Solicited on Behalf of the Board of Directors of the Company

The undersigned hereby appoints William D. Johnson and Frank A. Schiller, and each of them as Proxies, with full power of substitution, to vote the shares of stock of Carolina Power & Light Company (d/b/a Progress Energy Carolinas, Inc.) registered in the name of the undersigned, or which the undersigned has the power to vote, at the Annual Meeting of Shareholders of the Company to be held Wednesday, May 14, 2008, at 10:00 a.m., and at any adjournment thereof, for the election of directors, and the ratification of the selection of the independent registered public accounting firm for the Company for 2008, and upon other matters properly brought before the meeting. The undersigned acknowledges receipt of the notice of said Annual Meeting and the proxy statement.

THIS PROXY WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL THE NOMINEES FOR DIRECTOR AND FOR THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR 2008, ALL AS SET FORTH IN THE PROXY STATEMENT. THE NOMINEES FOR DIRECTOR ARE:  CLASS I - J. MCARTHUR AND P. SCOTT III. IF ANY DIRECTOR BECOMES UNAVAILABLE, THE PROXIES WILL VOTE FOR A SUBSTITUTE DESIGNATED BY THE BOARD.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

QuickLinks

PROXY STATEMENT TABLE OF CONTENTS
CAROLINA POWER & LIGHT COMPANY d/b/a Progress Energy Carolinas, Inc. 410 S. Wilmington Street Raleigh, North Carolina 27601-1849
PROXY STATEMENT GENERAL
PROXIES
VOTING SECURITIES
PROPOSAL 1—ELECTION OF DIRECTORS
Nominees for Election—Class I (Term expiring in 2011)
Director Continuing in Office—Class II (Term expiring in 2009)
Directors Continuing in Office—Class III (Term expiring in 2010)
PRINCIPAL SHAREHOLDERS
MANAGEMENT OWNERSHIP OF COMMON STOCK
Management Ownership of Units Representing Common Stock
TRANSACTIONS WITH RELATED PERSONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CODE OF ETHICS
DIRECTOR INDEPENDENCE
BOARD, BOARD COMMITTEE AND ANNUAL MEETING ATTENDANCE
BOARD COMMITTEES
DIRECTOR NOMINATING PROCESS AND COMMUNICATIONS WITH BOARD OF DIRECTORS
COMPENSATION DISCUSSION AND ANALYSIS
I. COMPENSATION PHILOSOPHY AND OVERVIEW
II. ELEMENTS OF COMPENSATION
III. 2007 COMPENSATION DECISIONS
IV. COMPENSATION COMMITTEE REPORT
SUMMARY COMPENSATION TABLE
GRANTS OF PLAN-BASED AWARDS
DISCUSSION OF SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS TABLE
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION EXERCISES AND STOCK VESTED
PENSION BENEFITS
NONQUALIFIED DEFERRED COMPENSATION
CASH COMPENSATION AND VALUE OF VESTING EQUITY TABLE
POTENTIAL PAYMENTS UPON TERMINATION Lloyd M. Yates, President and Chief Executive Officer, PEC (As of July 1, 2007)
POTENTIAL PAYMENTS UPON TERMINATION William D. Johnson, Chairman (formerly Group President)
POTENTIAL PAYMENTS UPON TERMINATION Peter M. Scott III, Executive Vice President and Chief Financial Officer
POTENTIAL PAYMENTS UPON TERMINATION John R. McArthur, Senior Vice President and General Counsel
DIRECTOR COMPENSATION
DISCUSSION OF DIRECTOR COMPENSATION TABLE
EQUITY COMPENSATION PLAN INFORMATION
REPORT OF THE AUDIT AND CORPORATE PERFORMANCE COMMITTEE
DISCLOSURE OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM'S FEES
PROPOSAL 2—RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FINANCIAL STATEMENTS
FUTURE SHAREHOLDER PROPOSALS
OTHER BUSINESS
  Exhibit A
POLICY AND PROCEDURES WITH RESPECT TO RELATED PERSON TRANSACTIONS
  Exhibit B
Progress Energy, Inc. Corporate Governance Guidelines—Board Independence Section